EXHIBIT 10.7

EXECUTION VERSION

CSP OPERATING PARTNERSHIP, LP

(TO BE RENAMED GPT OPERATING PARTNERSHIP LP

UPON CONSUMMATION OF THE MERGER)

GPT PROPERTY TRUST LP

$150,000,000

4.97% GUARANTEED SENIOR NOTES DUE DECEMBER 17, 2024

GUARANTEED BY:

CHAMBERS STREET PROPERTIES

(TO BE RENAMED GRAMERCY PROPERTY TRUST

UPON CONSUMMATION OF THE MERGER)

NOTE PURCHASE AND GUARANTEE AGREEMENT

Dated December 17, 2015

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(continued)

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SCHEDULE A	—	INFORMATION RELATING TO PURCHASERS

SCHEDULE B	—	DEFINED TERMS

SCHEDULE 1(a)	—	FORM OF 4.97% GUARANTEED SENIOR NOTE DUE DECEMBER 17, 2024

SCHEDULE 1(b)	—	FORM OF SUBSIDIARY GUARANTY

SCHEDULE 4.4(a)	—	FORM OF OPINION OF SPECIAL COUNSEL FOR THE OBLIGORS

SCHEDULE 4.4(b)	—	FORM OF OPINION OF SPECIAL COUNSEL FOR THE PURCHASERS

SCHEDULE 5.3	—	DISCLOSURE MATERIALS

SCHEDULE 5.4	—	SUBSIDIARIES OF THE PARENT GUARANTOR AND OWNERSHIP OF SUBSIDIARY STOCK

SCHEDULE 5.5	—	FINANCIAL STATEMENTS

SCHEDULE 5.10	—	UNENCUMBERED PROPERTIES

SCHEDULE 5.15	—	EXISTING INDEBTEDNESS

SCHEDULE 9.7	—	FORM OF SUBSIDIARY GUARANTOR OPINION

SCHEDULE 10.9	—	RESTRICTIVE AGREEMENTS

SCHEDULE CDOS	—	CDO SUBSIDIARIES

SCHEDULE EGL	—	ELIGIBLE GROUND LEASES

SCHEDULE ES	—	EXCLUDED SUBSIDIARIES

SCHEDULE SJV	—	SPECIFIED JOINT VENTURES

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CSP OPERATING PARTNERSHIP, LP

c/o Gramercy Property Trust Inc.

521 Fifth Avenue, 30th Floor

New York, NY 10175

GPT PROPERTY TRUST LP

c/o Gramercy Property Trust Inc.

521 Fifth Avenue, 30th Floor

New York, NY 10175

CHAMBERS STREET PROPERTIES

c/o Gramercy Property Trust Inc.

521 Fifth Avenue, 30th Floor

New York, NY 10175

4.97% Guaranteed Senior Notes due December 17, 2024

December 17, 2015

TO EACH OF THE PURCHASERS LISTED IN

SCHEDULE A HERETO:

Ladies and Gentlemen:

Each of CSP Operating Partnership, LP, a Delaware limited partnership (to be renamed GPT Operating Partnership LP upon consummation of the Merger, together with any successor thereto that becomes a party hereto pursuant to Section 10.2, the “Company”), GPT Property Trust LP, a Delaware limited partnership (together with any successor thereto that becomes a party hereto pursuant to Section 10.2, “GPT Property Trust” and, together with the Company, collectively, the “Issuers”), and Chambers Street Properties, a Maryland real estate investment trust (to be renamed Gramercy Property Trust upon consummation of the Merger, together with any successor thereto that becomes a party hereto pursuant to Section 10.2, the “Parent Guarantor” and, together with the Issuers, collectively, the “Obligors”), agrees with each of the Purchasers as follows:

SECTION 1.        AUTHORIZATION OF NOTES; JOINT AND SEVERAL OBLIGATIONS; PARENT GUARANTEE; SUBSIDIARY GUARANTY.

(a)           The Issuers will authorize the issue and sale of $150,000,000 aggregate principal amount of their 4.97% Guaranteed Senior Notes due December 17, 2024 (as amended, restated or otherwise modified from time to time pursuant to Section 17 and including any such notes issued in substitution therefor pursuant to Section 13, the “Notes”).  The Notes shall be substantially in the form set out in Schedule 1(a).  Certain capitalized and other terms used in this Agreement are defined in Schedule B.  References to a “Schedule” are references to a Schedule attached to this Agreement unless otherwise specified.  References to a “Section” are references to a Section of this Agreement unless otherwise specified.

(b)           It is the intent of the parties hereto that each of the Issuers shall be jointly and severally obligated hereunder and under any Notes issued under this Agreement, as co-obligors under this Agreement and as co-makers on such Notes, in respect of the principal of and interest on such Notes, and all other amounts owing hereunder and under the Notes.

(c)           The payment of the principal of, interest on, and Make-Whole Amounts, if any, with respect to the Notes and the performance by the Issuers of their obligations under this Agreement will be unconditionally guaranteed by the Parent Guarantor pursuant to the guarantee provided in Section 23.

(d)           The payment of the principal of, interest on, and Make-Whole Amounts, if any, with respect to the Notes and the performance by the Issuers of their obligations under this Agreement may, from time to time, be unconditionally guaranteed by one or more Subsidiary Guarantors, pursuant to a Subsidiary Guaranty substantially in the form set out in Schedule 1(b) (each, as from time to time amended, restated, supplemented or, otherwise modified from time to time, a “Subsidiary Guaranty”).

SECTION 2.        SALE AND PURCHASE OF NOTES.

Subject to the terms and conditions of this Agreement, the Issuers will issue and sell to each Purchaser and each Purchaser will purchase from the Issuers, at the Closing provided for in Section 3, Notes in the principal amount specified opposite such Purchaser’s name in Schedule A at the purchase price of 100% of the principal amount thereof.  The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder.

SECTION 3.        CLOSING.

The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178-0060.  The sale and purchase of $100,000,000 aggregate principal amount of the Notes (the “First Closing”) shall occur at 10:00 a.m., New York time, on December 17, 2015, and the sale and purchase of $50,000,000 aggregate principal amount of the Notes (the “Second Closing” and, together with the First Closing, each, a “Closing”) shall occur at 10:00 a.m., New York time, on January 12, 2016.  At each Closing the Issuers will deliver to each Purchaser the Notes to be purchased by such Purchaser at such Closing in the form of a single Note to be purchased by such Purchaser (or such greater number of Notes in denominations of at least $500,000 as such Purchaser may request) dated the date of such Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Issuers or their order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Issuers as follows:

Bank:  Bank of America, N.A.

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Address:

SWIFT Code:

ABA Number:

Account Number:

Account Name:

Reference:

If at either Closing the Issuers shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of any of the conditions specified in Section 4 not having been fulfilled to such Purchaser’s satisfaction or such failure by the Issuers to tender such Notes.

SECTION 4.        CONDITIONS TO CLOSING.

Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at the respective Closing for such Notes is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at such Closing, of the following conditions:

Section 4.1.             Representations and Warranties.  The representations and warranties of the Obligors in this Agreement shall be correct when made and at such Closing.

Section 4.2.             Performance; No Default.  Each Obligor shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by the Obligors prior to or at such Closing.  Before and after giving effect to the issue and sale of the Notes to be issued at such Closing (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing.  No Obligor nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Section 10 had such Section applied since such date.

Section 4.3.             Compliance Certificates.

(a)           Officer’s Certificate.  Each Obligor shall have delivered to such Purchaser an Officer’s Certificate, dated the date of such Closing, certifying that the conditions specified in Sections 4.1, 4.2, 4.7 and 4.13 have been fulfilled.

(b)           Secretary’s Certificate.  Each Issuer shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary, dated the date of such Closing, certifying as to (i) the resolutions attached thereto and other corporate or similar proceedings relating to the authorization, execution and delivery of the Notes to be issued at such Closing and this Agreement and (ii) such Issuer’s organizational documents as then in effect.  The Parent Guarantor shall have delivered to such Purchaser a certificate of its Secretary or Assistant Secretary, dated the date of such Closing, certifying as to (i) the resolutions attached thereto and other corporate proceedings relating to the

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authorization, execution and delivery of this Agreement and (ii) the Parent Guarantor’s organizational documents as then in effect.

(c)           Covenant Compliance Certificate.  Each Issuer shall have delivered to such Purchaser a certificate of a Senior Financial Officer, dated the date of such Closing, that satisfies the requirements of Section 7.2(a) and demonstrates compliance with the requirements of Section 10.6, Section 10.12 and any Additional Covenants on a pro forma basis as of the date of such Closing based on the condensed consolidated financial statements for the fiscal quarter ended September 30, 2015 and after giving effect to (i) any Indebtedness outstanding under this Agreement, the Revolving Credit and Term Loan Agreement or the Term Loan Facility, in each case, after giving effect to the issuance and sale of the Notes to be issued at such Closing and the borrowing of all amounts intended to be borrowed on the date of such Closing under the Revolving Credit and Term Loan Agreement and the Term Loan Facility (and the application of the proceeds of such borrowings to the repayment of Indebtedness intended to be repaid therefrom), (ii) the issuance of any letters of credit intended to be issued on the date of such Closing pursuant to the Revolving Credit and Term Loan Agreement, and (iii) the Merger.

Section 4.4.             Opinions of Counsel.  Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of such Closing (a) from Morrison & Foerster (UK) LLP, counsel for the Obligors, substantially in the form set forth in Schedule 4.4(a) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Obligors hereby instruct their counsel to deliver such opinion to the Purchasers) and (b) from Morgan, Lewis & Bockius LLP, the Purchasers’ special counsel in connection with such transactions, substantially in the form set forth in Schedule 4.4(b) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

Section 4.5.             Purchase Permitted By Applicable Law, Etc.  On the date of such Closing such Purchaser’s purchase of Notes to be purchased at such Closing shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof.  If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

Section 4.6.             Sale of Other Notes.

(a)           Contemporaneously with such Closing the Issuers shall sell to each other Purchaser and each other Purchaser shall purchase the Notes to be purchased by it at such Closing as specified in Schedule A.

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(b)           Prior to the date of the Second Closing, the Issuers shall have sold the relevant Notes to each Purchaser purchasing such Notes at the First Closing, and each such Purchaser shall have purchased such Notes at the First Closing, all as specified in Schedule A

Section 4.7.             Merger Documents; Consummation of the Merger.

(a)           Such Purchaser shall have received true and correct copies of all Merger Documents (with those Merger Documents which were executed on or before the date of the First Closing (together with the exhibits and schedules thereto to the extent finalized on or prior to the date of the First Closing) to be in the form so executed (and finalized)), in each case, certified as such by an Authorized Officer of each Issuer.

(b)           All Merger Documents and all terms and conditions thereof (including, without limitation, any changes to the Merger Documents which were executed on or before the date of the First Closing or waivers of the terms thereof) shall be in form and substance reasonably satisfactory to such Purchaser, and all such documents shall be in full force and effect; provided, however, notwithstanding anything to the contrary, the Merger Agreement in effect on July 1, 2015 (together with any amendments entered into in connection therewith prior to the date hereof) is in form and substance satisfactory to such Purchaser.  All conditions precedent to the consummation of the Merger, as set forth in the Merger Documents, shall have been satisfied and not waived unless such waiver is not materially adverse to the Purchasers.

(c)           Such Purchaser shall have received satisfactory evidence that, simultaneously with the issuance and sale of the Notes on the date of the First Closing, the Merger shall be consummated in accordance with the terms and conditions of the applicable Merger Documents and all applicable law.

Section 4.8.             Revolving Credit and Term Loan Agreement.  The Parent Guarantor, the Issuers, JPMorgan Chase Bank N.A., as administrative agent, and the lenders party thereto shall have entered into the Revolving Credit and Term Loan Agreement, dated on or about December 17, 2015 (as amended, restated, supplemented, modified, renewed, extended, replaced or refinanced from time to time, the “Revolving Credit and Term Loan Agreement”), the Revolving Credit and Term Loan Agreement shall be in full force and effect, and the Revolving Credit and Term Loan Agreement shall not have been amended or otherwise modified in any manner prior to such Closing.

Section 4.9.             Term Loan Facility.  The Parent Guarantor, the Issuers, Capital One, National Association, as administrative agent, and the lenders party thereto shall have entered into that certain Term Loan Agreement on or about December 17, 2015 (as amended, restated, supplemented, modified, renewed, extended, replaced or refinanced from time to time, the “Term Loan Facility”), the Term Loan Facility shall be in full force and effect, and the Term Loan Facility shall not have been amended or otherwise modified in any manner prior to such Closing.

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Section 4.10.          Payoff Letters.

(a)           Existing Revolving Credit and Term Loan Agreement.  Such Purchaser shall have received a copy of a satisfactory payoff letter or other satisfactory evidence that, simultaneously with the issuance and sale of the Notes on the date of the First Closing, GPT Property Trust shall have repaid and terminated the Revolving Credit and Term Loan Agreement, dated as of June 9, 2014, among GPT Property Trust, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent, as amended, restated, supplemented or otherwise modified prior to the date of the First Closing.

(b)           Amended, Restated and Consolidated Credit Agreement.  Such Purchaser shall have received a copy of a satisfactory payoff letter or other satisfactory evidence that, simultaneously with the issuance and sale of the Notes on the date of the First Closing, the Company shall have repaid and terminated the Amended, Restated and Consolidated Credit Agreement, dated as of September 26, 2013, among the Company, the Parent Guarantor, the financial institutions party thereto as lenders, Wells Fargo Bank, National Association, as administrative agent, Wells Fargo Securities, LLC and RBC Capital Markets, as joint lead arrangers and joint bookrunners, Royal Bank of Canada, as syndication agent, and each of Bank of America, N.A., Bank of Montreal, Citibank, N.A., JPMorgan Chase Bank, N.A., Regions Bank and Union Bank, N.A., as documentation agents, as amended, amended and restated, restated, supplemented, modified or otherwise in effect prior to the date of the First Closing.

(c)           Capital One Term Loan Agreement.  Such Purchaser shall have received a copy of a satisfactory payoff letter or other satisfactory evidence that, simultaneously with the issuance and sale of the Notes on the date of the First Closing, the Company shall have repaid and terminated the Term Loan Agreement, dated as of September 12, 2013, among the Company, the Parent Guarantor, the financial institutions party thereto as lenders, and Capital One National Association, as lead arranger, sole bookrunner and administrative agent, as amended, amended and restated, restated, supplemented, modified or otherwise in effect prior to the date of the First Closing.

(d)           TD Bank, N.A. Term Loan Agreement.  Such Purchaser shall have received a copy of a satisfactory payoff letter or other satisfactory evidence that, simultaneously with the issuance and sale of the Notes on the date of the First Closing, the Company shall have repaid and terminated the Term Loan Agreement, dated as of March 6, among the Company, the Parent Guarantor, the financial institutions party thereto as lenders, and TD Bank, N.A., as administrative agent, and TD Securities (USA), LLC, as sole lead arranger and sole bookrunner, as amended, amended and restated, restated, supplemented, modified or otherwise in effect prior to the date of the First Closing.

Section 4.11.          Payment of Special Counsel Fees.  Without limiting Section 15.1, the Issuers shall have paid on or before such Closing the reasonable fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Issuers at least one Business Day prior to such Closing.

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Section 4.12.          Private Placement Number.  A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the SVO) shall have been obtained for the Notes.

Section 4.13.          Changes in Corporate Structure.  No Obligor shall have changed its jurisdiction of incorporation or organization, as applicable, or, except as contemplated by the Merger, been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

Section 4.14.          Funding Instructions.  At least three Business Days prior to the date of such Closing, each Purchaser purchasing Notes on such date shall have received written instructions signed by a Responsible Officer on letterhead of the Issuers confirming the information specified in Section 3 including (a) the name and address of the transferee bank, (b) such transferee bank’s ABA number and (c) the account name and number into which the purchase price for such Purchaser’s Notes is to be deposited.

Section 4.15.          Credit Rating.

(a)           GPT Property Trust shall have an Investment Grade Rating.

(b)           Either the Parent Guarantor or the Company shall have an Investment Grade Rating.

(c)           The Notes shall be rated by Moody’s, S&P or Fitch.

Section 4.16.          Proceedings and Documents.  All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.

SECTION 5.        REPRESENTATIONS AND WARRANTIES OF THE OBLIGORS.

As of the date each Closing, each Issuer and/or the Parent Guarantor (as applicable) represent and warrant to each Purchaser that:

Section 5.1.             Organization; Power and Authority.

(a)           Each Obligor is a partnership or corporation, as applicable, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  Each Obligor has the corporate or similar power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business

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it transacts and proposes to transact, to execute and deliver this Agreement and, with respect to the Issuers only, the Notes, and to perform the provisions hereof and thereof.

(b)           The Parent Guarantor (i) is a REIT, (ii) has not revoked its election to be a REIT, (iii) has not engaged in any “prohibited transactions” as defined in Section 857(b)(6)(B)(iii) of the Code (or any successor provision thereto), and (iv) for its current “tax year” (as defined in the Code) is, and for all prior tax years subsequent to its election to be a real estate investment trust has been, entitled to a dividends paid deduction which meets the requirements of Section 857(a) of the Code.

Section 5.2.             Authorization, Etc.  This Agreement and, with respect to the Issuers only, the Notes to be issued on each date of Closing, have been duly authorized by all necessary corporate or similar action on the part of each Obligor, and this Agreement constitutes, and upon execution and delivery thereof, with respect to the Issuers only, each such Note, will constitute, a legal, valid and binding obligation of each Obligor enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.3.             Disclosure.  The Obligors, through their agent, J.P. Morgan Securities LLC, has delivered to each Purchaser a copy of a Private Placement Memorandum, dated October 2015 (the “Memorandum”), relating to the transactions contemplated hereby.  The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Parent Guarantor and its Subsidiaries.  This Agreement, the Memorandum, the financial statements listed in Schedule 5.5 and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Obligors prior to November 23, 2015 in connection with the transactions contemplated hereby and identified in Schedule 5.3 (this Agreement, the Memorandum and such documents, certificates or other writings and such financial statements delivered to each Purchaser being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made.  Except as disclosed in the Disclosure Documents delivered to the Purchasers prior to the First Closing, since December 31, 2014, there has been no change in the financial condition, operations, business or properties of the Parent Guarantor or any Subsidiary except changes that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  There is no fact known to any Obligor that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.

Section 5.4.             Organization and Ownership of Shares of Subsidiaries; Affiliates.

(a)           Schedule 5.4 contains (except as noted therein and as of the date of this Agreement) complete and correct lists of (i) the Parent Guarantor’s Subsidiaries (other than Excluded Subsidiaries), showing, as to each such Subsidiary, the name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar Equity Interests outstanding owned by the Parent Guarantor and each

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other Subsidiary, (ii) the Parent Guarantor’s Affiliates, other than Subsidiaries, and (iii) the directors and senior officers of the Obligors.

(b)           All of the outstanding shares of capital stock or similar Equity Interests of each Subsidiary shown in Schedule 5.4 as being owned by the Parent Guarantor and its Subsidiaries have been validly issued, are fully paid and non-assessable and are owned by the Parent Guarantor or another Subsidiary free and clear of any Lien that is prohibited by this Agreement.

(c)           Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and, where applicable, in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and, where applicable, is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

(d)           No Subsidiary is subject to any legal, regulatory, contractual or other restriction (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law or similar statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Parent Guarantor or any of its Subsidiaries that owns outstanding shares of capital stock or similar Equity Interests of such Subsidiary.

Section 5.5.             Financial Statements; Material Liabilities.

(a)           The Obligors have delivered to each Purchaser copies of the consolidated financial statements listed on Schedule 5.5 of (i) the Parent Guarantor and its Subsidiaries and (ii) Gramercy and its Subsidiaries.  All of such financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Parent Guarantor and its Subsidiaries or Gramercy and its Subsidiaries, as applicable, as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).  The Parent Guarantor and its Subsidiaries and Gramercy and its Subsidiaries, as applicable, do not have any Material liabilities that are not disclosed in the Disclosure Documents.

(b)           The Parent Guarantor has delivered to each Purchaser the unaudited pro forma condensed consolidated balance sheet of the Parent Guarantor and its Subsidiaries as at June 30, 2015 (including the notes thereto) and the unaudited pro forma condensed consolidated statements of operations for the six-month period then ended and the year ended December 31, 2014 (including the notes thereto).  Such unaudited pro forma

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condensed financial statements present a good faith estimate of the pro forma consolidated financial position of the Parent Guarantor and its Subsidiaries as of such date, in each case after giving effect to the consummation of the Merger and the payment of fees and expenses related to the Merger.

Section 5.6.             Compliance with Laws, Other Instruments, Etc.  The execution, delivery and performance by the Obligors of this Agreement and, with respect to the Issuers only, the Notes, will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of any Obligor or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, shareholders agreement or any other agreement or instrument to which any Obligor or any Subsidiary is bound or by which any Obligor or any Subsidiary or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to any Obligor or any Subsidiary or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to any Obligor or any Subsidiary.

Section 5.7.             Governmental Authorizations, Etc.  No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by any Obligor of this Agreement or, with respect to the Issuers only, the Notes.

Section 5.8.             Litigation; Observance of Agreements, Statutes and Orders.

(a)           There are no actions, suits, investigations or proceedings pending or, to the best knowledge of any Obligor, threatened against or affecting any Obligor or any Subsidiary or any property of any Obligor or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b)           No Obligor nor any Subsidiary is (i) in default under any agreement or instrument to which it is a party or by which it is bound, (ii) in violation of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or (iii) in violation of any applicable law, ordinance, rule or regulation of any Governmental Authority (including, without limitation, Environmental Laws, the USA PATRIOT Act or any of the other laws and regulations that are referred to in Section 5.16), which default or violation could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.9.             Taxes.  The Obligors and their respective Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which, individually or in the aggregate, is not Material or (b) the amount,

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applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Parent Guarantor or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP.  No Obligor knows of any basis for any other tax or assessment that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  The charges, accruals and reserves on the books of the Parent Guarantor and its Subsidiaries in respect of U.S. federal, state or other taxes for all fiscal periods are adequate.

Section 5.10.          Title to Property; Leases.

(a)           The Obligors and their respective Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by any Obligor or any Subsidiary after such date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement.  All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

(b)           Each of the Real Estate Assets included as Unencumbered Properties for purposes of this Agreement satisfies the requirements for an Unencumbered Property set forth in the definition thereof.  Schedule 5.10 sets forth a list of (i) each Unencumbered Property and whether such Unencumbered Property is subject to an Eligible Ground Lease and (ii) each Mortgage Note that is included in the computation of Unencumbered Asset Value.

Section 5.11.          Licenses, Permits, Etc.

(a)           The Obligors and their respective Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others.

(b)           To the best knowledge of the Obligors, no product or service of any Obligor or any of its Subsidiaries infringes in any material respect any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned by any other Person.

(c)           To the best knowledge of the Obligors, there is no Material violation by any Person of any right of any Obligor or any of its Subsidiaries with respect to any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned or used by any Obligor or any of its Subsidiaries.

Section 5.12.          Compliance with ERISA.

(a)           Each Obligor and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance

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as have not resulted in and could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.  No Obligor nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could, individually or in the aggregate, reasonably be expected to result in the incurrence of any such liability by any Obligor or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of any Obligor or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to section 430(k) of the Code or to any such penalty or excise tax provisions under the Code or federal law or section 4068 of ERISA or by the granting of a security interest in connection with the amendment of a Plan, other than such liabilities or Liens as would not be individually or in the aggregate Material.

(b)           The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan’s most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan’s most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities.  The term “benefit liabilities” has the meaning specified in section 4001 of ERISA and the terms “current value” and “present value” have the meaning specified in section 3 of ERISA.

(c)           The Obligors and their ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

(d)           The expected postretirement benefit obligation (determined as of the last day of the Parent Guarantor’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 715-60, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Parent Guarantor and its Subsidiaries is not Material.

(e)           The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code.  The representation by the Obligors to each Purchaser in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by such Purchaser.

Section 5.13.          Private Offering by the Issuers.  Neither the Obligors nor anyone acting on their behalf has offered the Notes or any similar Securities for sale to, or solicited any offer to buy the Notes or any similar Securities from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 50 other Institutional Investors, each of which has been offered the Notes at a private sale for investment.  Neither the

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Obligors nor anyone acting on their behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of section 5 of the Securities Act.

Section 5.14.          Use of Proceeds; Margin Regulations.  The Issuers will apply the proceeds of the sale of the Notes hereunder as set forth in Section 1 of the Memorandum.  No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve the Issuers in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220).  Margin stock does not constitute more than 5% of the value of the consolidated assets of the Parent Guarantor and its Subsidiaries and the Parent Guarantor does not have any present intention that margin stock will constitute more than 5% of the value of such assets.  As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15.          Existing Indebtedness; Future Liens.

(a)           Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Parent Guarantor and its Subsidiaries (other than Indebtedness owing from the Parent Guarantor or any of its Subsidiaries to the Parent Guarantor or any such Subsidiaries) as of the date hereof (including descriptions of the obligors and obligees, principal amounts outstanding, any collateral therefor and any Guaranties thereof), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Parent Guarantor or its Subsidiaries.  No Obligor nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of any Obligor or such Subsidiary and no event or condition exists with respect to any Indebtedness of any Obligor or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b)           Except as disclosed in Schedule 5.15, no Obligor nor any Subsidiary has agreed or consented to cause or permit any of its property, whether now owned or hereafter acquired, to be subject to a Lien that secures Indebtedness or to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by this Agreement.

(c)           No Obligor nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of such Obligor or such Subsidiary, any agreement relating thereto or any other agreement (including, but not limited to, its charter or any other organizational document) which limits the amount of,

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or otherwise imposes restrictions on the incurring of, Indebtedness of such Obligor, except as disclosed in Schedule 5.15.

Section 5.16.          Foreign Assets Control Regulations, Etc.

(a)           No Obligor nor any Controlled Entity is (i) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by the Office of Foreign Assets Control, United States Department of the Treasury (“OFAC”) (an “OFAC Listed Person”) (ii) an agent, department, or instrumentality of, or is otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, (x) any OFAC Listed Person or (y) any Person, entity, organization, foreign country or regime that is subject to any OFAC Sanctions Program, or (iii) otherwise blocked, subject to sanctions under or engaged in any activity in violation of other United States economic sanctions, including but not limited to, the Trading with the Enemy Act, the International Emergency Economic Powers Act, CISADA or any similar law or regulation with respect to Iran or any other country, the Sudan Accountability and Divestment Act, any OFAC Sanctions Program, or any economic sanctions regulations administered and enforced by the United States or any enabling legislation or executive order relating to any of the foregoing (collectively, “U.S. Economic Sanctions”) (each OFAC Listed Person and each other Person, entity, organization and government of a country described in clause (i), clause (ii) or clause (iii), a “Blocked Person”).  No Obligor nor any Controlled Entity has been notified that its name appears or may in the future appear on a state list of Persons that engage in investment or other commercial activities in Iran or any other country that is subject to U.S. Economic Sanctions.

(b)           No part of the proceeds from the sale of the Notes hereunder constitutes or will constitute funds obtained on behalf of any Blocked Person or will otherwise be used by any Obligor or any Controlled Entity, directly or indirectly, (i) in connection with any investment in, or any transactions or dealings with, any Blocked Person, or (ii) otherwise in violation of U.S. Economic Sanctions.

(c)           No Obligor nor any Controlled Entity (i) has been found in violation of, charged with, or convicted of, money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes under the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act), the USA PATRIOT Act or any other United States law or regulation governing such activities (collectively, “Anti-Money Laundering Laws”) or any U.S. Economic Sanctions violations, (ii) to the actual knowledge of each Obligor after making due inquiry, is under investigation by any Governmental Authority for possible violation of Anti-Money Laundering Laws or any U.S. Economic Sanctions violations, (iii) has been assessed civil penalties under any Anti-Money Laundering Laws or any U.S. Economic Sanctions, or (iv) has had any of its funds seized or forfeited in an action under any Anti-Money Laundering Laws.  Each Obligor has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that each Obligor and each Controlled Entity is and will continue to be in compliance with all applicable Anti-Money Laundering Laws and U.S. Economic Sanctions.

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(d)           (1)  No Obligor nor any Controlled Entity (i) has been charged with, or convicted of bribery or any other anti-corruption related activity under any applicable law or regulation in a U.S. or any non-U.S. country or jurisdiction, including but not limited to, the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act 2010 (collectively, “Anti-Corruption Laws”), (ii) to the actual knowledge of each Obligor after making due inquiry, is under investigation by any U.S. or non-U.S. Governmental Authority for possible violation of Anti-Corruption Laws, (iii) has been assessed civil or criminal penalties under any Anti-Corruption Laws or (iv) has been or is the target of sanctions imposed by the United Nations or the European Union;

(2)           To the actual knowledge of each Obligor after making due inquiry, no Obligor nor any Controlled Entity has, within the last five years, directly or indirectly offered, promised, given, paid or authorized the offer, promise, giving or payment of anything of value to a Governmental Official or a commercial counterparty for the purposes of: (i) influencing any act, decision or failure to act by such Government Official in his or her official capacity or by such commercial counterparty, (ii) inducing a Governmental Official to do or omit to do any act in violation of the Governmental Official’s lawful duty, or (iii) inducing a Governmental Official or a commercial counterparty to use his or her influence with a government or instrumentality to affect any act or decision of such government or entity; in each case in order to obtain, retain or direct business or to otherwise secure an improper advantage in violation of any applicable law or regulation or which would cause any holder to be in violation of any law or regulation applicable to such holder; and

(3)           No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for any improper payments, including bribes, to any Governmental Official or commercial counterparty in order to obtain, retain or direct business or obtain any improper advantage.  Each Obligor has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that each Obligor and each Controlled Entity is and will continue to be in compliance with all applicable Anti-Corruption Laws.

Section 5.17.          Status under Certain Statutes.  No Obligor nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 2005, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

Section 5.18.          Environmental Matters.

(a)           No Obligor nor any Subsidiary has knowledge of any claim or has received any notice of any claim and no proceeding has been instituted asserting any claim against any Obligor or any of its Subsidiaries or any of their respective real properties or other assets now or formerly owned, leased or operated by any of them, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect.

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(b)           No Obligor nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(c)           No Obligor nor any Subsidiary has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them in a manner which is contrary to any Environmental Law that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(d)           No Obligor nor any Subsidiary has disposed of any Hazardous Materials in a manner which is contrary to any Environmental Law that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(e)           All buildings on all real properties now owned, leased or operated by any Obligor or any Subsidiary are in compliance with applicable Environmental Laws, except where failure to comply could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

SECTION 6.        REPRESENTATIONS OF THE PURCHASERS.

Section 6.1.             Purchase for Investment.

(a)           Each Purchaser severally represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control.  Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Issuers are not required to register the Notes nor do they intend to do so and, in any event, a Purchaser shall only reoffer or resell the Notes purchased by it in accordance with any available exemption from the requirements of Section 5 of the Securities Act, except as aforesaid.

(b)           Without limiting the foregoing, each Purchaser severally agrees that it will not, directly or indirectly, resell the Notes purchased by it to a Person which it is aware is a Competitor (it being understood that such Purchaser shall advise any broker or intermediary acting on its behalf that such resale to a Competitor is limited hereby).

Section 6.2.             Source of Funds.  Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

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(a)           the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

(b)           the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(c)           the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Issuers in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d)           the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM maintains an ownership interest in either Issuer that would cause the QPAM and such Issuer to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of such QPAM and (ii) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Issuers in writing pursuant to this clause (d); or

(e)           the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset

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manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d)(3) of the INHAM Exemption) owns a 10% or more interest in either Issuer and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Issuers in writing pursuant to this clause (e); or

(f)            the Source is a governmental plan; or

(g)           the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Issuers in writing pursuant to this clause (g); or

(h)           the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

Section 6.3.             Accredited Investor.  Each Purchaser represents that it is an “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others are also “accredited investors”).  Each Purchaser further represents that such Purchaser has had the opportunity to ask questions of the Obligors and received answers concerning the terms and conditions of the sale of the Notes.

SECTION 7.        INFORMATION AS TO OBLIGORS.

Section 7.1.             Financial and Business Information.  The Obligors shall deliver to each holder of a Note that is an Institutional Investor (and, during the period from and after the date of the First Closing through the date of the Second Closing, to each Purchaser of Notes to be issued and sold at the Second Closing):

(a)           Quarterly Statements — within 45 days (or such shorter period as is the earlier of (x) 15 days greater than the period applicable to the filing of the Parent Guarantor’s Quarterly Report on Form 10-Q (the “Form 10-Q”) with the SEC if the Parent Guarantor is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under any Material Credit Facility or the date on which such corresponding financial statements are delivered under any Material Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each quarterly fiscal period in each fiscal year of the Parent Guarantor (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of:

(i)            an unaudited consolidated balance sheet of the Parent Guarantor and its Subsidiaries as at the end of such quarter, and

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(ii)           unaudited consolidated statements of income, changes in shareholders’ equity and cash flows of the Parent Guarantor and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial condition and results of operations of the companies being reported upon on a consolidated basis in accordance with GAAP, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Parent Guarantor’s Form 10-Q prepared in compliance with the requirements therefor and filed with the SEC shall be deemed to satisfy the requirements of this Section 7.1(a);

(b)           Annual Statements — within 90 days (or such shorter period as is the earlier of (x) 15 days greater than the period applicable to the filing of the Parent Guarantor’s Annual Report on Form 10-K (the “Form 10-K”) with the SEC if the Parent Guarantor is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under any Material Credit Facility or the date on which such corresponding financial statements are delivered under any Material Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each fiscal year of the Parent Guarantor, duplicate copies of:

(i)            a consolidated balance sheet of the Parent Guarantor and its Subsidiaries as at the end of such year, and

(ii)           consolidated statements of income, changes in shareholders’ equity and cash flows of the Parent Guarantor and its Subsidiaries for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon (without a “going concern” or similar qualification or exception and without any qualification or exception as to the scope of the audit on which such opinion is based) of Ernst & Young LLP or other independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial condition and results of operations of the companies being reported upon on a consolidated basis in accordance with GAAP, provided that the delivery within the time period specified above of the Parent Guarantor’s Form 10-K for such fiscal year (together with the Parent Guarantor’s annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Securities Exchange Act of 1934) prepared in accordance with the requirements therefor and filed with the SEC, shall be deemed to satisfy the requirements of this Section 7.1(b);

(c)           SEC and Other Reports — promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by any Obligor or any Subsidiary to its principal lending banks as a whole (excluding information sent to

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such banks in the ordinary course of administration of a bank facility, such as information relating to pricing and borrowing availability) or to its public Securities holders generally, and (ii) each regular or periodic report, each registration statement that shall have become effective (without exhibits except as expressly requested by such Purchaser or holder), and each final prospectus and all amendments thereto filed by any Obligor or any Subsidiary with the SEC and of all press releases and other statements made available generally by any Obligor or any Subsidiary to the public concerning developments that are Material;

(d)           Notice of Default or Event of Default — promptly, and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Obligors are taking or proposes to take with respect thereto;

(e)           ERISA Matters — promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that any Obligor or an ERISA Affiliate proposes to take with respect thereto:

(i)            with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

(ii)           the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by any Obligor or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

(iii)          any event, transaction or condition that could result in the incurrence of any liability by any Obligor or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of any Obligor or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

(f)            Notices from Governmental Authority — promptly, and in any event within 30 days of receipt thereof, copies of any notice to any Obligor or any Subsidiary from any federal or state Governmental Authority relating to any order, ruling, statute or

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other law or regulation that could reasonably be expected to have a Material Adverse Effect;

(g)           Certain Notices Required Under Material Credit Facilities — to the extent required under any Material Credit Facility:

(i)            notice of a sale, encumbrance with a Lien to secure Indebtedness or other transfer of any Real Estate Asset, and

(ii)           notice of the addition of any new Real Estate Asset as an Unencumbered Property after the date of the First Closing and/or the inclusion of any new Mortgage Note in the computation of Unencumbered Asset Value, in each case, provided within the time period set forth in such Material Credit Facility and concurrently with the provision of such corresponding notice under such Material Credit Facility, and together with any information and corresponding certifications required to be given to the creditors under such Material Credit Facility;

(h)           Change in Ratings — promptly after Moody’s, S&P or Fitch shall have announced a change in the general issuer rating and/or in any Index Debt rating established or deemed to have been established for either Issuer or the Parent Guarantor, notice of such rating change;

(i)            Pro Forma Financial Statements — within ten (10) Business Days after the date of the First Closing, the unaudited pro forma condensed consolidated balance sheet of the Parent Guarantor and its Subsidiaries as at September 30, 2015 (including the notes thereto) and the unaudited pro forma condensed consolidated statements of operations for the nine-month period then ended and the year ended December 31, 2014 (including the notes thereto), all certified by a Senior Financial Officer of the Parent Guarantor as presenting a good faith estimate of the pro forma consolidated financial position of the Parent Guarantor and its Subsidiaries as of such date, in each case, after giving effect to the consummation of the Merger and the payment of fees and expenses related to the Merger; and

(j)            Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of any Obligor or any of its Subsidiaries (including, but without limitation, actual copies of the Parent Guarantor’s Form 10-Q and Form 10-K) or relating to the ability of any Obligor to perform its obligations hereunder and, with respect to the Issuers only, under the Notes, or the ability of any Subsidiary Guarantor to perform its obligations under any Subsidiary Guaranty, as from time to time may be reasonably requested by any such holder of a Note.

Section 7.2.             Officer’s Certificate.  Each set of financial statements delivered to a Purchaser (prior to the date of the Second Closing) or a holder of a Note pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer:

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(a)           Covenant Compliance — setting forth the information from such financial statements that is required in order to establish whether the Obligors were in compliance with the requirements of Section 10.6, Section 10.12 and any Additional Covenant during the quarterly or annual period covered by the statements then being furnished, (including with respect to each such provision that involves mathematical calculations, the information from such financial statements that is required to perform such calculations) and detailed calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Section or Additional Covenant, and the calculation of the amount, ratio or percentage then in existence.  In the event that any Obligor or any Subsidiary has made an election to measure any financial liability using fair value (which election is being disregarded for purposes of determining compliance with this Agreement pursuant to Section 22.2) as to the period covered by any such financial statement, such Senior Financial Officer’s certificate as to such period shall include a reconciliation from GAAP with respect to such election;

(b)           Event of Default — certifying that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Parent Guarantor and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of any Obligor or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Obligors shall have taken or proposes to take with respect thereto; and

(c)           Updates to Schedules — setting forth any updates to Schedule 5.10, Schedule CDOS, Schedule EGL and Schedule ES.

Section 7.3.             Visitation.  The Obligors shall permit the representatives of each Purchaser (prior to the date of the Second Closing) and each holder of Notes (other than a Competitor) that is an Institutional Investor:

(a)           No Default — if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Obligors, to visit the principal executive office of the Obligors and during regular business hours, to discuss the affairs, finances and accounts of the Obligors and their Subsidiaries with the officers of the Obligors, and (with the consent of the Parent Guarantor or the applicable Issuer, as the case may be, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Parent Guarantor or the applicable Issuer, as the case may be, which consent will not be unreasonably withheld) to visit the other offices and properties of the Obligors and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

(b)           Default — if a Default or Event of Default then exists, at the expense of the Obligors to visit and inspect any of the offices or properties of any Obligor or any

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Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Obligors authorizes said accountants to discuss the affairs, finances and accounts of the Obligors and their Subsidiaries), all at such times and as often as may be requested.

Section 7.4.             Electronic Delivery.  Financial statements, opinions of independent certified public accountants, other information and Officer’s Certificates that are required to be delivered by the Obligors pursuant to Sections 7.1(a), (b) or (c) and Section 7.2 shall be deemed to have been delivered if the Obligors satisfy any of the following requirements with respect thereto:

(a)           such financial statements satisfying the requirements of Section 7.1(a) or (b) and related Officer’s Certificate satisfying the requirements of Section 7.2 are delivered to each holder of a Note by e-mail;

(b)           the Parent Guarantor shall have timely filed such Form 10—Q or Form 10—K, satisfying the requirements of Section 7.1(a) or Section 7.1(b), as the case may be, with the SEC on EDGAR and shall have made such form and the related Officer’s Certificate satisfying the requirements of Section 7.2 available on its home page on the internet, which is located at http://www.gptreit.com as of the date of this Agreement;

(c)           such financial statements satisfying the requirements of Section 7.1(a) or Section 7.1(b) and related Officer’s Certificate(s) satisfying the requirements of Section 7.2 are timely posted by or on behalf of the Parent Guarantor on IntraLinks or on any other similar website to which each holder of Notes has free access; or

(d)           the Parent Guarantor shall have filed any of the items referred to in Section 7.1(c) with the SEC on EDGAR and shall have made such items available on its home page on the internet or on IntraLinks or on any other similar website to which each holder of Notes has free access;

provided however, that in the case of any of clauses (b), (c) or (d), the Parent Guarantor shall have given each holder of a Note prior written notice, which may be by e-mail or in accordance with Section 18, of such posting or filing in connection with each delivery, provided further, that upon request of any holder to receive paper copies of such forms, financial statements and Officer’s Certificates or to receive them by e-mail, the Parent Guarantor will promptly e-mail them or deliver such paper copies, as the case may be, to such holder.

Section 7.5.           Limitation on Disclosure Obligation.  No Obligor shall be required to disclose the following information pursuant to Section 7.1(j) or 7.3:

(a)           information that any Obligor determines after consultation with counsel qualified to advise on such matters that, notwithstanding the confidentiality requirements of Section 20, it would be prohibited from disclosing by applicable law or regulations without making public disclosure thereof; or

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(b)           information that, notwithstanding the confidentiality requirements of Section 20, any Obligor is prohibited from disclosing by the terms of an obligation of confidentiality contained in any agreement with any non-Affiliate binding upon such Obligor or any of its Subsidiaries and not entered into in contemplation of this clause (b), provided that the Obligors shall use commercially reasonable efforts to obtain consent from the party in whose favor the obligation of confidentiality was made to permit the disclosure of the relevant information and provided further that the Obligors have received a written opinion of counsel (which may be an internal counsel) confirming that disclosure of such information without consent from such other contractual party would constitute a breach of such agreement.

Promptly after determining that the Obligors are not permitted to disclose any information as a result of the limitations described in this Section 7.5, the Obligors will provide each of the holders with an Officer’s Certificate describing generally the requested information that the Obligors are prohibited from disclosing pursuant to this Section 7.5 and the circumstances under which the Obligors are not permitted to disclose such information.  Promptly after a request therefor from any holder of Notes that is an Institutional Investor, the Obligors will provide such holder with a written opinion of counsel (which may be addressed to the Obligors and which may be of an internal counsel) relied upon as to any requested information that the Obligors are prohibited from disclosing to such holder under circumstances described in this Section 7.5.

Under no circumstances shall the Obligors or any of their Subsidiaries be required to disclose any information whatsoever under the terms of this Agreement to any Person that is a Competitor.

SECTION 8.        PAYMENT AND PREPAYMENT OF THE NOTES.

Section 8.1.             Maturity.  As provided therein, the entire unpaid principal balance of the Notes shall be due and payable on the Maturity Date thereof.

Section 8.2.             Optional Prepayments with Make-Whole Amount.  The Issuers may, at their option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than 5% of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, and the Make-Whole Amount determined for the prepayment date with respect to such principal amount.  The Issuers will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than ten days and not more than 60 days prior to the date fixed for such prepayment unless the Obligors and the Required Holders agree to another time period pursuant to Section 17.  Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation.  Two Business Days prior to such prepayment, the Issuers shall deliver to each

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holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

Section 8.3.             Allocation of Partial Prepayments.  In the case of each partial prepayment of the Notes pursuant to Section 8.2, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

Section 8.4.             Maturity; Surrender, Etc.  In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any.  From and after such date, unless the Issuers shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue.  Any Note paid or prepaid in full shall be surrendered to the Issuers and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

Section 8.5.             Purchase of Notes.  No Obligor will, nor will they permit any Affiliate which either of them directly or indirectly controls to, purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Parent Guarantor, either Issuer or an Affiliate which any of them directly or indirectly controls pro rata to the holders of all Notes at the time outstanding upon the same terms and conditions, which offer shall remain outstanding for a reasonable period of time (not to be less than 15 days); provided, that any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer.  If the holders of more than 50% of the principal amount of the Notes then outstanding accept any such offer made pursuant to the foregoing subpart (b), the Issuers shall promptly notify the remaining holders of such fact and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least 5 Business Days from its receipt of such notice to accept such offer.  A failure by a holder of Notes to respond to an offer to purchase made pursuant to subpart (b) of this Section 8.5 shall be deemed to constitute a rejection of such offer by such holder.  The Issuers will promptly cancel all Notes acquired by them or any Affiliate which any Obligor directly or indirectly controls pursuant to any payment or prepayment of Notes pursuant to this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

Section 8.6.             Make-Whole Amount.

“Make-Whole Amount” means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero.  For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

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“Called Principal” means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

“Reinvestment Yield” means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by the yield(s) reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date.  If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between the yields Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life.  The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date.  If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life.  The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note.

“Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining

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Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year composed of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.4 or Section 12.1.

“Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

Section 8.7.             Payments Due on Non-Business Days.  Anything in this Agreement or the Notes to the contrary notwithstanding, (x) subject to clause (y), any payment of interest on any Note that is due on a date that is not a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; and (y) any payment of principal of or Make-Whole Amount on any Note (including principal due on the Maturity Date of such Note) that is due on a date that is not a Business Day shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

Section 8.8.             Change in Control Prepayment Offer.

(a)           Promptly upon becoming aware that a Change in Control has occurred (and in any event not later than ten (10) Business Days thereafter), the Obligors shall give written notice (the “Change in Control Notice”) of such fact to all holders of the Notes.  The Change in Control Notice shall (i) describe the facts and circumstances of such Change in Control in reasonable detail, (ii) refer to this Section 8.8 and the rights of the holders hereunder and (iii) contain an offer by the Issuers to prepay the entire unpaid principal amount of Notes held by each holder at 100% of the principal amount of such Notes at par (without any make-whole, premium, penalty or Make-Whole Amount whatsoever or howsoever described), together with interest accrued thereon to the prepayment date selected by the Issuers, which prepayment shall be on a date specified in the Change in Control Notice, which date shall be a Business Day not less than 30 nor more than 60 days after such Change in Control Notice is given should any agreement to the contrary with respect to such prepayment date not be reached among the Issuers and each of the holders of the Notes (if no prepayment date is set forth in the Change in Control Notice or otherwise agreed between the Issuers and the holders of Notes, the

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prepayment date shall be the 45th day following the date such Change of Control Notice is given).

(b)           A holder of Notes may accept the offer to prepay made pursuant to this Section 8.8 by causing a notice of such acceptance to be delivered to the Issuers not more than 25 days after the date of the written offer notice referred to in subsection (a) of this Section 8.8.  A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.8 shall be deemed to constitute rejection of such offer by such holder.

(c)           On the prepayment date specified in the Change in Control Notice, the entire unpaid principal amount of the Notes held by each holder of Notes which has accepted such prepayment offer, together with interest accrued thereon to the prepayment date (without any make-whole, premium, penalty or Make-Whole Amount whatsoever or howsoever described), shall become due and payable.

Section 8.9.             Prepayment in Connection with Asset Dispositions.

(a)           If the Issuers are required to offer to prepay the Notes pursuant to Section 9.8(b), the Obligors shall give written notice (the “Disposition Prepayment Notice”) of such fact to all holders of the Notes.  The Disposition Prepayment Notice shall (i) describe the facts and circumstances of such Disposition and shall identify the Indebtedness to be repaid with the Proceeds thereof in reasonable detail, (ii) refer to this Section 8.9 and the rights of the holders hereunder and (iii) contain (and shall constitute) an offer by the Issuers to prepay a principal amount of each Note equal to its ratable share of the Pro Rata Share at par (without any make-whole, premium, penalty or Make-Whole Amount whatsoever or howsoever described), together with interest accrued thereon to the prepayment date selected by the Issuers, which prepayment shall be on a date specified in the Disposition Prepayment Notice, which date shall be a Business Day not less than 30 nor more than 60 days after such Disposition Prepayment Notice is given should any agreement to the contrary with respect to such payment date not be reached among the Issuers and each of the holders of the Notes that accepts the Issuers’ prepayment offer.

(b)           A holder of Notes may accept the offer to prepay made pursuant to this Section 8.9 by causing a notice of such acceptance to be delivered to the Issuers not more than 30 days after the date of the written offer notice referred to in subsection (a) of this Section 8.9.  A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.9 shall be deemed to constitute rejection of such offer by such holder.

(c)           On the prepayment date specified in the Disposition Prepayment Notice, the principal amount of Notes for which the Issuers’ prepayment offer has been accepted equal to the ratable share of the Pro Rata Share for each such Note, together with interest accrued thereon to the prepayment date (without any make-whole, premium, penalty or Make-Whole Amount whatsoever or howsoever described), shall become due and payable.

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SECTION 9.        AFFIRMATIVE COVENANTS.

From the date of this Agreement until the date of the Second Closing and thereafter, so long as any of the Notes are outstanding, the Parent Guarantor and/or each Issuer (as applicable) covenant that:

Section 9.1.             Compliance with Laws.  Without limiting Section 10.4, each Obligor will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, ERISA, Environmental Laws, the USA PATRIOT Act and the other laws and regulations that are referred to in Section 5.16, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.2.             Insurance.  Each Obligor will, and will cause each of its Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

Section 9.3.             Maintenance of Properties.  Each Obligor will, and will cause each of its Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent any Obligor or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Parent Guarantor has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.4.             Payment of Taxes and Claims.  Each Obligor will, and will cause each of its Subsidiaries to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent the same have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of such Obligor or any Subsidiary, provided that no Obligor nor any Subsidiary need pay any such tax, assessment, charge, levy or claim if (i) the amount, applicability or validity thereof is contested by such Obligor or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and such Obligor or such Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of such Obligor or such Subsidiary or (ii) the nonpayment of all such taxes, assessments, charges, levies

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and claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.5.             Corporate Existence; REIT Status, Etc.

(a)           Subject to Section 10.2, each Obligor will at all times preserve and keep in full force and effect its corporate (or similar) existence.  Subject to Sections 10.2 and 10.7, each Obligor will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into an Obligor or a Wholly-Owned Subsidiary) and all rights and franchises of such Obligor and its Subsidiaries unless, in the good faith judgment of such Obligor, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

(b)           The Parent Guarantor will at all times maintain its REIT status under the Code.  The Parent Guarantor will at all times own substantially all of its properties and assets and conduct substantially all of its business activities through the Issuers and their Subsidiaries.

Section 9.6.             Books and Records.  Each Obligor will, and will cause each of its Subsidiaries to, maintain proper books of record and account in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over such Obligor or such Subsidiary, as the case may be.  Each Obligor will, and will cause each of its Subsidiaries to, keep books, records and accounts which, in reasonable detail, accurately reflect all transactions and dispositions of assets.  Each Obligor and its Subsidiaries have devised a system of internal accounting controls sufficient to provide reasonable assurances that their respective books, records, and accounts accurately reflect all transactions and dispositions of assets and each Obligor will, and will cause each of its Subsidiaries to, continue to maintain such system.

Section 9.7.             Subsidiary Guarantors.

(a)           Each Obligor will cause each of its Subsidiaries (other than (i) the Issuers, in the case of the Parent Guarantor, and (ii) GPT Property Trust, in the case of the Company) that guarantees or otherwise becomes liable at any time, whether as a borrower or an additional or co-borrower or otherwise, for or in respect of any Indebtedness under any Material Credit Facility to concurrently therewith:

(i)            enter into a Subsidiary Guaranty or a joinder thereto; and

(ii)           deliver the following to each of holder of a Note:

(A)          an executed counterpart of a Subsidiary Guaranty or a joinder thereto, as applicable;

(B)          a certificate signed by an authorized responsible officer of such Subsidiary containing representations and warranties on behalf of such Subsidiary to the same effect, mutatis mutandis, as those contained in

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Sections 5.1, 5.2, 5.6, 5.7, 5.8, 5.9, 5.10, 5.11, 5.12, 5.16, 5.17 and 5.18 of this Agreement (but with respect to such Subsidiary and its Subsidiary Guaranty rather than the Obligors);

(C)          all documents evidencing the due organization, continuing existence and good standing of such Subsidiary and the due authorization by all requisite action on the part of such Subsidiary of the execution and delivery of a Subsidiary Guaranty or joinder thereto, as applicable, and the performance by such Subsidiary of its obligations under such Subsidiary Guaranty;

(D)          an opinion of counsel (which may be of an in-house counsel) substantially in the form set forth in Schedule 9.7; and

(E)           any reports, certifications or other documentation (addressed to the holders of the Notes, where applicable) provided under any corresponding terms in any Material Credit Facility.

(b)           Subject to Section 9.7(a), at the election of the Obligors and by written notice to each holder of Notes, any Subsidiary Guarantor may be discharged from all of its obligations and liabilities under its Subsidiary Guaranty and shall be automatically released from its obligations thereunder without the need for the execution or delivery of any other document by the holders, provided that (i) if such Subsidiary Guarantor is a guarantor or is otherwise liable for or in respect of any Indebtedness under any Material Credit Facility, then such Subsidiary Guarantor has been released and discharged (or will be released and discharged concurrently with the release of such Subsidiary Guarantor under its Subsidiary Guaranty) from any obligation for or in respect of any Indebtedness under such Material Credit Facility, (ii) at the time of, and after giving effect to, such release and discharge, no Default or Event of Default shall be existing, (iii) no amount is then due and payable under its Subsidiary Guaranty, (iv) if in connection with such Subsidiary Guarantor being released and discharged under any Material Credit Facility, any fee or other form of consideration is given to any holder of Indebtedness under such Material Credit Facility for such release, the holders of the Notes shall receive equivalent consideration (on a pro rata basis) substantially concurrently therewith and (v) each holder shall have received a certificate of a Responsible Officer certifying as to the matters set forth in clauses (i) through (iv).  In the event of any such release, for purposes of Section 10.6 and Section 10.12, all Indebtedness of such Subsidiary shall be deemed to have been incurred concurrently with such release.

Section 9.8.             Prepayment of Indebtedness.  If a proposed sale, encumbrance or other transfer described in Section 7.1(g) (collectively, a “Disposition”) would otherwise result in a Default or Event of Default absent a prepayment pursuant to this Section 9.8, the Issuers shall (a) apply the proceeds of such Disposition (together with any such additional amounts as may be required so that no Default or Event of Default would otherwise occur, collectively, the “Proceeds”) to prepay Indebtedness so that no Default or Event of Default would exist and (b) to the extent the holders of the Notes have not, in accordance with the foregoing subpart (a),

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received a prepayment of Indebtedness under the Notes pursuant to Section 8.2 representing the Pro Rata Share, offer to prepay the Notes as set forth in Section 8.9.

Section 9.9.             Most Favored Lender Provision.  If at any time any Material Credit Facility shall include any Financial Covenant and such provision is not contained in this Agreement or would be more beneficial to the holders of Notes than any analogous provision contained in this Agreement (any such provision, together with any related definitions (including, without limitation, any term defined therein with reference to the application of generally accepted accounting principles, as identified in such Material Credit Facility), an “Additional Covenant”), then the Parent Guarantor shall promptly, and in any event within ten (10) Business Days thereof, provide a Most Favored Lender Notice with respect to each such Additional Covenant.  Thereupon, unless waived in writing by the Required Holders within ten days of the holders’ receipt of such notice, such Additional Covenant shall be deemed incorporated by reference into this Agreement, mutatis mutandis, as if set forth fully herein, effective (a) in the case of any Additional Covenant effective on the date of the First Closing, as of the date of the First Closing, and (b) in the case of any Additional Covenant effective after the date of the First Closing, as of the date when such Additional Covenant became effective under the relevant Material Credit Facility.  Thereafter, upon the request of any holder of a Note, the Obligors shall at their expense enter into any additional agreement or amendment to this Agreement reasonably requested by such holder evidencing any of the foregoing.  Any Additional Covenant incorporated into this Agreement pursuant to this provision, (a) shall remain unchanged herein notwithstanding any temporary waiver of such Additional Covenant under the applicable Material Credit Facility, (b) shall be deemed automatically amended herein to reflect any subsequent amendments agreed and implemented in relation to such Additional Covenant under the applicable Material Credit Facility and (c) shall be deemed deleted from this Agreement at such time as such Additional Covenant is deleted or otherwise removed from or is no longer in effect under or pursuant to the applicable Material Credit Facility or such applicable Material Credit Facility is terminated and no amounts are outstanding thereunder, provided in each case that any consideration paid or provided to any holder of Indebtedness under the applicable Material Credit Facility in connection with an event contemplated by subpart (b) or (c) above is paid to each holder of Notes at the same time and on equivalent terms; and provided further that no Additional Covenant shall be so deemed automatically amended to be less beneficial to the holders of Notes or deleted during any time that a Default or Event of Default has occurred and is continuing.

Section 9.10.          Rating on the Notes.  Each Obligor will ensure that the Notes are rated by Moody’s, S&P or Fitch at all times.

SECTION 10.      NEGATIVE COVENANTS.

From the date of this Agreement until the date of the Second Closing and thereafter, so long as any of the Notes are outstanding, the Parent Guarantor and/or each Issuer (as applicable) covenant that:

Section 10.1.          Transactions with Affiliates.  No Obligor will, nor will any Obligor permit any Subsidiary to, enter into directly or indirectly any transaction or group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of

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any kind or the rendering of any service) with any Affiliate (other than the Parent Guarantor, the Issuers or another Subsidiary), except (a) in the ordinary course of business at prices and on terms and conditions not less favorable to such Obligor or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties and (b) any Restricted Payment permitted by Section 10.8.

Section 10.2.          Merger, Consolidation, Etc.

(a)           No Obligor will, nor will any Obligor permit any Subsidiary Guarantor to, consolidate with or merge with any other Person or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions to any Person unless:

(i)            in the case of any such transaction involving an Obligor, the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of such Obligor as an entirety, as the case may be, shall be a solvent corporation, limited liability company or, in the case of a successor to either Issuer only, a limited partnership, organized and existing under the laws of the United States or any state thereof (including the District of Columbia), and, if such Obligor, as the case may be, is not such corporation or limited liability company (other than in the case of a transaction between the Issuers only), (x) such corporation or limited liability company shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of (1) this Agreement and the Notes, in the case of the Issuers, and (2) this Agreement, in the case of the Parent Guarantor, and (y) such corporation or limited liability company shall have caused to be delivered to each holder of any Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof;

(ii)           in the case of any such transaction involving a Subsidiary Guarantor, either (x) such Subsidiary Guarantor is released from its Subsidiary Guaranty in accordance with Section 9.7(b) in connection with or immediately following such transaction or (y) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of such Subsidiary Guarantor as an entirety, as the case may be, shall be (1) an Obligor, such Subsidiary Guarantor or another Subsidiary Guarantor or (2) a solvent corporation or limited liability company (other than an Obligor or another Subsidiary Guarantor) that is organized and existing under the laws of the United States or any State thereof (including the District of Columbia), and, if such Subsidiary Guarantor is not such corporation or limited liability company, such corporation or limited liability company shall have executed and delivered to each holder of Notes its assumption

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of the due and punctual performance and observance of each covenant and condition of the Subsidiary Guaranty of such Subsidiary Guarantor;

(iii)          in the case of any such transaction involving an Obligor, each Subsidiary Guarantor under a Subsidiary Guaranty at the time such transaction or each transaction in such a series of transactions occurs reaffirms its obligations under such Subsidiary Guaranty in writing at such time pursuant to documentation that is reasonably acceptable to the Required Holders; and

(iv)          immediately before and immediately after giving effect to such transaction or each transaction in any such series of transactions, no Default or Event of Default shall have occurred and be continuing.

(b)           No Obligor will permit any Subsidiary (other than an Issuer or a Subsidiary Guarantor) to, consolidate with or merge with any other Person or convey, transfer or lease all or substantially all of its assets in a single transaction or series of transactions except (i) (A) any Person may merge into or consolidate with any Subsidiary in a transaction in which the surviving entity is a Subsidiary, (B) any Subsidiary may sell, transfer, lease or otherwise dispose of its assets to the Parent Guarantor, either Issuer or to another Subsidiary and (C) any Subsidiary may liquidate or dissolve or merge into or consolidate with, or sell, transfer, lease or otherwise dispose of its assets to another Person if (x) the Obligors determine in good faith that such liquidation, dissolution, merger, consolidation or disposition is in the best interests of the Obligors and is not materially disadvantageous to the holders of Notes and (y) no Default or Event of Default has occurred and is continuing, or would occur after giving effect thereto, and (ii) any Subsidiary may merge into or consolidate with the Parent Guarantor or a Wholly-Owned Subsidiary so long as, if the Parent Guarantor or an Issuer is a party thereto, the Parent Guarantor or an Issuer is the surviving entity.

No such conveyance, transfer or lease of substantially all of the assets of the Parent Guarantor, either Issuer or any Subsidiary Guarantor shall have the effect of releasing the Parent Guarantor, such Issuer or such Subsidiary Guarantor, as the case may be, or any successor corporation or limited liability company that shall theretofore have become such in the manner prescribed in this Section 10.2 from its liability under (x) this Agreement or the Notes, in the case of such Issuer, (y) this Agreement, in the case of the Parent Guarantor, and (z) its Subsidiary Guaranty, in the case of such Subsidiary Guarantor; provided, however, notwithstanding anything to the contrary in this Section 10.2 or Section 10.7, an Issuer may (i) merge into or consolidate with the other Issuer so long as an Issuer is the surviving entity or (ii) transfer all of its assets (including all Equity Interests held by such Issuer in each of its direct or indirect Subsidiaries) to the other Issuer, and thereafter, to the extent such Issuer has transferred all of its assets, such transferring Issuer may liquidate and/or dissolve.

Section 10.3.          Line of Business.  No Obligor will, nor will any Obligor permit any Subsidiary to, engage in any business if, as a result, the general nature of the business in which the Parent Guarantor and its Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Parent Guarantor and

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its Subsidiaries, taken as a whole, are engaged on the date of this Agreement as described in the Memorandum.

Section 10.4.          Terrorism Sanctions Regulations.  No Obligor will, nor will any Obligor permit any Controlled Entity to, (a)  become (including by virtue of being owned or controlled by a Blocked Person), own or control a Blocked Person or any Person that is the target of sanctions imposed by the United Nations or by the European Union, or (b) directly or indirectly have any investment in or engage in any dealing or transaction (including, without limitation, any investment, dealing or transaction involving the proceeds of the Notes) with any Person if such investment, dealing or transaction (i) would cause any holder to be in violation of any law or regulation applicable to such holder, or (ii) is prohibited by or subject to sanctions under any U.S. Economic Sanctions, or (c)  engage, nor shall any Controlled Entity of either engage, in any activity that could subject such Person or any holder to sanctions under CISADA or any similar law or regulation with respect to Iran or any other country that is subject to U.S. Economic Sanctions.

Section 10.5.          Liens.  No Obligor will, nor will any Obligor permit any Subsidiary to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset (including, without limitation, any document or instrument in respect of goods or accounts receivable) of such Obligor or any such Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom, or assign or otherwise convey any right to receive income or profits, except:

(a)           Permitted Encumbrances;

(b)           any rights of setoff arising by contract and/or operation of law in the ordinary course of business and banking transactions, including any rights of setoff, netting or combination of account agreed by any Obligor or Subsidiary and its bankers in the ordinary course of the cash management arrangements of the Obligors and the Subsidiaries;

(c)           Liens securing Secured Indebtedness, the incurrence of which will not cause a breach of any of the financial covenants set forth in Section 10.12; and

(d)           other Liens on a property which is not an Unencumbered Property, so long as such Liens would not have a Material Adverse Effect or constitute or result in a Default or an Event of Default under this Agreement;

provided, that notwithstanding the foregoing, no Obligor will, nor will any Obligor permit any Subsidiary to, secure pursuant to Section 10.5(c) or Section 10.5(d) any Indebtedness outstanding under or pursuant to any Material Credit Facility unless and until the Notes (and any guaranty delivered in connection therewith) shall concurrently be secured equally and ratably with such Indebtedness pursuant to documentation reasonably acceptable to the Required Holders in substance and in form, including, without limitation, an intercreditor agreement and opinions of counsel to such Obligor and/or any such Subsidiary, as the case may be, from counsel that is reasonably acceptable to the Required Holders.

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Notwithstanding the foregoing provisions of this Section 10.5, the failure of any Unencumbered Property to comply with the requirements set forth in the definition of “Unencumbered Property” shall result in such Unencumbered Property’s no longer qualifying as Unencumbered Property under this Agreement, but such disqualification shall not by itself constitute a Default or Event of Default, unless such non-qualification otherwise constitutes or results in a Default or Event of Default.

Section 10.6.          Indebtedness.

(a)           No Obligor will, nor will any Obligor permit any Subsidiary to, create, incur, assume or permit to exist any Indebtedness, other than:

(i)            Indebtedness arising under or incurred in connection with this Agreement, the Notes and any Subsidiary Guaranty;

(ii)           Indebtedness arising under or incurred in connection with the Revolving Credit and Term Loan Agreement;

(iii)          Indebtedness arising under or incurred in connection with the Term Loan Facility;

(iv)          any refinancings, modifications, renewals and extensions of any Indebtedness described in clauses (ii) and (iii) above;

(v)           Indebtedness permitted pursuant to clause (b) of this Section 10.6; or

(vi)          any other Indebtedness that will not cause a breach of the financial covenants set forth in Section 10.12 or otherwise cause a Default or Event of Default.

(b)           No Obligor will permit any Subsidiary (other than either Issuer or any Subsidiary Guarantor) to create, incur, assume, permit to exist or guaranty or otherwise be or become liable in respect of any Indebtedness, other than:

(i)            Indebtedness owed to any Obligor or any Subsidiary (other than a CDO Subsidiary);

(ii)           Secured Indebtedness incurred in connection with the acquisition, modification, improvement, development or redevelopment of any property, asset (or documents of title thereto) or part thereof (the “New Property”) which is useful and intended to be used in carrying on the business of any Obligor or one or more of their Subsidiaries, including, without limitation, Secured Indebtedness secured by Liens existing on such New Property at the time of acquisition thereof, whether or not such existing Liens were given to secure the payment of the purchase price of the New Property to which they attach, provided that (A) the Lien shall attach solely to the New Property acquired, modified, improved, developed or redeveloped, (B) the portion of such Secured Indebtedness permitted

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to be secured pursuant to the provision of this clause (ii) shall not exceed the lesser of the total purchase price and the fair market value of such New Property at the time of acquisition, modification, improvement, development or redevelopment of such New Property (as determined in good faith by a Senior Financial Officer), and (C) such Lien is created or assumed with respect of such New Property at the time of, or within 365 days of such acquisition, modification, improvement, development or redevelopment;

(iii)          Indebtedness of each Person that becomes a Subsidiary (other than a CDO Subsidiary) or that merges into or consolidates with any Obligor or any Subsidiary (other than a CDO Subsidiary), in each case after the date of the First Closing and that (A) was outstanding on the date that such Person so becomes a Subsidiary or merges into or consolidates with any Obligor or any Wholly-Owned Subsidiary and (B) was not incurred, extended or renewed in contemplation of such Person becoming a Subsidiary or merging into or consolidating with any Obligor or any Wholly-Owned Subsidiary; provided that, such Indebtedness shall cease to be excluded pursuant to this clause (iii) from the calculation set forth in the following clause (iv) six months after the date that such Person becomes a Subsidiary or mergers into or consolidates with any Obligor or any Wholly-Owned Subsidiary; and

(iv)          Indebtedness not otherwise permitted by clauses (i), (ii) and (iii) above, provided that the aggregate principal amount of all outstanding Indebtedness of all Subsidiaries (other than Subsidiary Guarantors) other than Indebtedness permitted pursuant to any of clauses (i), (ii) and (iii) above does not at any time exceed 10% of Total Asset Value (determined as of the end of the then most recently ended fiscal period for which financial statements have been provided pursuant to Section 7.1(a) or Section 7.1(b)).

Section 10.7.          Asset Dispositions.  No Obligor will, nor will any Obligor permit any Subsidiary to, sell, encumber, transfer or otherwise dispose of any asset unless the Issuers comply with Sections 7.1(g), 8.2, 8.9 and 9.8, in each case to the extent applicable, and after giving effect thereto the Obligors are in compliance with the financial covenants set forth in Section 10.12 and no other Default or Event of Default exists or would result therefrom.

Section 10.8.          Restricted Payments.  If a Default or an Event of Default has occurred and is continuing, no Obligor will declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except the Issuers may make Restricted Payments to the Parent Guarantor for any fiscal year of the Parent Guarantor in an amount equal to the amount required to be distributed by the Parent Guarantor to its shareholders with respect to such fiscal year in order to maintain REIT status of the Parent Guarantor and its Subsidiaries that are REITS and avoid entity-level and excise taxes, and the Parent Guarantor may distribute such amounts to its shareholders.

Section 10.9.          Restrictive Agreements.  No Obligor will, nor will any Obligor permit any Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that (a) contains a Negative Pledge or (b) prohibits, restricts or imposes any

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condition upon the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Parent Guarantor or any other Subsidiary or to guarantee Indebtedness of the Parent Guarantor or any other Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by this Agreement, (ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 10.9 (but shall apply to any amendment or modification expanding the scope of any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary or assets pending such sale (provided that such restrictions and conditions apply only to the Subsidiary or assets that are to be sold and such sale is permitted hereunder), (iv) the foregoing shall not apply to customary provisions in joint venture agreements with respect to a Joint Venture restricting the transfer or encumbrance of Equity Interests in such Joint Venture or the assets owned by such Joint Venture, and (v) the foregoing shall not apply to (A) restrictions or conditions contained in agreements evidencing Indebtedness of any Obligor or any of its Subsidiaries which are no more restrictive on any Obligor or any of its Subsidiaries than those contained in this Agreement or (B) any document, instrument or agreement which requires such Person or its Subsidiaries to guarantee such Indebtedness or to grant Liens to secure such Indebtedness, in each case as a result of its guaranty of the Indebtedness under the Notes or grant of a Lien to secure its obligations under this Agreement, the Notes or a Subsidiary Guaranty (provided that the required grant of a Lien is limited to the same collateral as secures the obligations under this Agreement, the Notes or a Subsidiary Guaranty).

Section 10.10.        Sale and Leaseback.  So long as any similar sale and leaseback provision is contained in any Material Credit Facility, no Obligor will, nor will any Obligor permit any Subsidiary to, enter into any arrangement, directly or indirectly, whereby such Obligor or such Subsidiary shall sell or transfer any property owned by it in order then or thereafter to lease such property or lease other property that such Obligor or such Subsidiary intends to use for substantially the same purpose as the property being sold or transferred.

Section 10.11.        Payments and Modifications of Subordinated Debt.  No Obligor will, nor will any Obligor permit any Subsidiary to, make or offer to make any payment, prepayment, repurchase or redemption of or otherwise optionally or voluntarily defease or segregate funds (whether scheduled or voluntary) with respect to principal or interest on any Indebtedness which is subordinate to the Notes if a Default or an Event of Default has occurred and is continuing or would result therefrom.

Section 10.12.        Financial Covenants.  No Obligor will permit:

(a)           Total Leverage Ratio.  The ratio of Total Indebtedness to Total Asset Value to exceed 60% at any time; provided that such ratio may exceed 60% in order to permit the Parent Guarantor or any of its Wholly-Owned Subsidiaries to consummate a Major Acquisition so long as (i) such ratio does not exceed 60% as of the end of more than two (2) consecutive fiscal quarters in any fiscal year of the Parent Guarantor and (ii) such ratio does not exceed 65% as of any such date of determination.

(b)           Secured Leverage Ratio.  The ratio of the aggregate amount of all Secured Indebtedness to Total Asset Value to exceed 40% at any time.

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(c)           Fixed Charge Coverage Ratio.  For any period of four (4) consecutive fiscal quarters of the Parent Guarantor, the ratio of Consolidated EBITDA for such period to Consolidated Fixed Charges for such period to be less than 1.50 to 1.0.

(d)           Unsecured Leverage Ratio.  The ratio of Unsecured Indebtedness to Unencumbered Asset Value to exceed 60% at any time; provided that such ratio may exceed 60% in order to permit the Parent Guarantor or any of its Wholly-Owned Subsidiaries to consummate a Major Acquisition so long as (i) such ratio does not exceed 60% as of the end of more than two (2) consecutive fiscal quarters in any fiscal year of the Parent Guarantor and (ii) such ratio does not exceed 65% as of any such date of determination.

(e)           Unsecured Interest Coverage Ratio.  The ratio of Unencumbered Adjusted Net Operating Income for any period of four (4) consecutive fiscal quarters of the Parent Guarantor to Unsecured Interest Expense for such period to be less than 2.00 to 1.0.

SECTION 11.      EVENTS OF DEFAULT.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a)           the Issuers default in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b)           the Issuers default in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

(c)           any Obligor defaults in the performance of or compliance with any term contained in Section 5.14, Section 7.1(d), Section 9.5(a) (with respect to the Parent Guarantor’s existence) or Section 10 or any Additional Covenant; or

(d)           any Obligor or any Subsidiary Guarantor defaults in the performance of or compliance with any term contained herein (other than those referred to in Sections 11(a), (b) and (c)) or in its Subsidiary Guaranty and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Obligors receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 11(d)); or

(e)           (i) any representation or warranty made in writing by or on behalf of any Obligor or by any officer of any Obligor in this Agreement or any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made, or (ii) any representation or warranty made in writing by or on behalf of any Subsidiary Guarantor or by any officer of such Subsidiary Guarantor in its Subsidiary Guaranty or any writing furnished in connection with its Subsidiary Guaranty proves to have been false or incorrect in any material respect on the date as of which made; or

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(f)            (i) any Obligor or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Material Indebtedness beyond any period of grace provided with respect thereto, or (ii) any Obligor or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Material Indebtedness or of any mortgage, indenture or other agreement relating thereto or any other condition exists (and in all cases other than as a result of (A) any condition which is in the nature of a Change in Control (in which event the terms and provisions of Section 8.8 shall govern), (B) the acquisition by an Obligor or any of their Subsidiaries of a Subsidiary, which acquisition resulted in a default under any Indebtedness of such Subsidiary due to the fact that the Subsidiary was so acquired, but only so long as such default is cured or otherwise no longer outstanding on the 30th day following the acquisition of such Subsidiary or (C) Secured Indebtedness becoming due as a result of the voluntary sale or transfer of the property or assets securing such Secured Indebtedness), and as a consequence of such default or condition such Indebtedness has become, or has been declared (or one or more Persons are entitled to declare such Indebtedness to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than (A) the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into Equity Interests, (B) as a result of any condition which is in the nature of a Change in Control (in which event the terms and provisions of Section 8.8 shall govern), (C) as a result of the acquisition by an Obligor or any of their Subsidiaries of a Subsidiary, which acquisition resulted in a default under any Indebtedness of such Subsidiary due to the fact that the Subsidiary was so acquired, but only so long as such default is cured or otherwise no longer outstanding on the 30th day following the acquisition of such Subsidiary or (D) Secured Indebtedness becoming due as a result of the voluntary sale or transfer of the property or assets securing such Secured Indebtedness), (x) any Obligor or any Subsidiary has become obligated to purchase or repay any Material Indebtedness before its regular maturity or before its regularly scheduled dates of payment, or (y) one or more Persons have the right to require any Obligor or any Subsidiary so to purchase or repay such Material Indebtedness; or

(g)           any Obligor or any Material Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction (in each case other than in connection with a solvent liquidation of a Material Subsidiary), (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property (other than in connection with a solvent liquidation of a Material Subsidiary), (v) is adjudicated as insolvent or to be liquidated (other than in connection with a solvent liquidation of a Material Subsidiary), or (vi) takes corporate action for the purpose of any of the foregoing (other than in connection with a solvent liquidation of a Material Subsidiary); or

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(h)           a court or other Governmental Authority of competent jurisdiction enters an order appointing, without consent by any Obligor or any Material Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of any Obligor or any Material Subsidiary, or any such petition shall be filed against any Obligor or any Material Subsidiary and such petition shall not be dismissed within 60 days; or

(i)            one or more final judgments or orders for the payment of money aggregating in excess of $35,000,000, including, without limitation, any such final order enforcing a binding arbitration decision, are rendered against one or more of the Obligors and their Subsidiaries (other than CDO Subsidiaries) and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

(j)            if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified any Obligor or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate “amount of unfunded benefit liabilities” (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed an amount that could reasonably be expected to have a Material Adverse Effect, (iv) any Obligor or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) any Obligor or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) any Obligor or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of any Obligor or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.  As used in this Section 11(j), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in section 3 of ERISA; or

(k)           any Subsidiary Guaranty shall cease to be in full force and effect, any Subsidiary Guarantor or any Person acting on behalf of any Subsidiary Guarantor shall contest the validity, binding nature or enforceability of any Subsidiary Guaranty in writing, or the obligations of any Subsidiary Guarantor under any Subsidiary Guaranty are not or cease to be legal, valid, binding and enforceable in accordance with the terms of such Subsidiary Guaranty.

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SECTION 12.      REMEDIES ON DEFAULT, ETC.

Section 12.1.          Acceleration.

(a)           If an Event of Default with respect to an Obligor described in Section 11(g) or (h) (other than an Event of Default described in clause (i) of Section 11(g) or described in clause (vi) of Section 11(g) by virtue of the fact that such clause encompasses clause (i) of Section 11(g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

(b)           If any other Event of Default has occurred and is continuing, the Required Holders may at any time at their option, by notice or notices to the Issuers, declare all the Notes then outstanding to be immediately due and payable.

(c)           If any Event of Default described in Section 11(a) or (b) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Issuers, declare all the Notes held by it or them to be immediately due and payable.

Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the Default Rate, if applicable) and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived.  The Obligors acknowledge, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Issuers (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Issuers in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

Section 12.2.          Other Remedies.  If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note or any Subsidiary Guaranty, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

Section 12.3.          Rescission.  At any time after any Notes have been declared due and payable pursuant to Section 12.1(b) or (c), the Required Holders, by written notice to the Issuers, may rescind and annul any such declaration and its consequences if (a) the Issuers have paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by

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applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) neither the Issuers nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes.  No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

Section 12.4.          No Waivers or Election of Remedies, Expenses, Etc.  No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies.  No right, power or remedy conferred by this Agreement, any Subsidiary Guaranty or any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.  Without limiting the obligations of the Obligors under Section 15, the Obligors will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys’ fees, expenses and disbursements.

SECTION 13.      REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

Section 13.1.          Registration of Notes.  The Issuers shall keep at their principal executive office a register for the registration and registration of transfers of Notes.  The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register.  If any holder of one or more Notes is a nominee, then (a) the name and address of the beneficial owner of such Note or Notes shall also be registered in such register as an owner and holder thereof and (b) at any such beneficial owner’s option, either such beneficial owner or its nominee may execute any amendment, waiver or consent pursuant to this Agreement.  Prior to due presentment for registration of transfer, the Person(s) in whose name any Note(s) shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Issuers shall not be affected by any notice or knowledge to the contrary.  The Issuers shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

Section 13.2.          Transfer and Exchange of Notes; No Transfers to Competitors.

(a)           Upon surrender of any Note to the Issuers at the address and to the attention of the designated officer (all as specified in Section 18(iii)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within ten Business Days thereafter, the Issuers shall execute and deliver, at the Issuers’ expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the

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unpaid principal amount of the surrendered Note.  Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Schedule 1(a).  Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon.  The Issuers may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes.  Notes shall not be transferred in denominations of less than $500,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $500,000.  Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.

(b)           Without limiting the foregoing, each Purchaser and each subsequent holder of any Note severally agrees that it will not, directly or indirectly, resell any Notes purchased by it to a Person which is a Competitor (it being understood that such Purchaser shall advise any broker or intermediary acting on its behalf that such resale to a Competitor is limited hereby).  The Issuers shall not be required to recognize any sale or other transfer of a Note to a Competitor and no such transfer shall confer any rights hereunder upon such transferee.

Section 13.3.          Replacement of Notes.  Upon receipt by the Issuers at the address and to the attention of the designated officer (all as specified in Section 18(iii)) of evidence reasonably satisfactory to them of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

(a)           in the case of loss, theft or destruction, of indemnity reasonably satisfactory to them (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b)           in the case of mutilation, upon surrender and cancellation thereof,

within ten Business Days thereafter, the Issuers at their own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 14.      PAYMENTS ON NOTES.

Section 14.1.          Place of Payment.  Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of JPMorgan Chase Bank, N.A. in such jurisdiction.  The Issuers may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal offices of the Issuers in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

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Section 14.2.          Home Office Payment.  So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Issuers will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, interest and all other amounts becoming due hereunder by the method and at the address specified for such purpose below such Purchaser’s name in Schedule A, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Issuers in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Issuers made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Issuers at their principal executive office or at the place of payment most recently designated by the Issuers pursuant to Section 14.1.  Prior to any sale or other disposition of any Note held by a Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Issuers in exchange for a new Note or Notes pursuant to Section 13.2.  The Issuers will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser under this Agreement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 14.2.

SECTION 15.      EXPENSES, ETC.

Section 15.1.          Transaction Expenses.  Whether or not the transactions contemplated hereby are consummated, the Obligors will pay all costs and expenses (including reasonable attorneys’ fees of a special counsel for all of the holders of the Notes and, if reasonably required by the Required Holders, local or other counsel for all of the holders of the Notes) incurred by the Purchasers and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, any Subsidiary Guaranty or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, any Subsidiary Guaranty or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, any Subsidiary Guaranty or the Notes, or by reason of being a holder of any Note, (b) the costs and expenses, including one financial advisor’s fees for all of the holders of the Notes, incurred in connection with the insolvency or bankruptcy of any Obligor or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes and any Subsidiary Guaranty and (c) the costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information with the SVO provided, that such costs and expenses under this clause (c) shall not exceed $4,250.  The Obligors will pay, and will save each Purchaser and each other holder of a Note harmless from, (i) all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes) and (ii) any and all wire transfer fees that any bank deducts from any payment under such Note to such holder or otherwise charges to a holder of a Note with respect to a payment under such Note.

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Section 15.2.          Survival.  The obligations of the Obligors under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, any Subsidiary Guaranty or the Notes, and the termination of this Agreement.

SECTION 16.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note.  All statements contained in any certificate or other instrument delivered by or on behalf of any Obligor pursuant to this Agreement shall be deemed representations and warranties of such Obligor under this Agreement.  Subject to the preceding sentence, this Agreement, the Notes and any Subsidiary Guaranty embody the entire agreement and understanding between each Purchaser and the Obligors and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 17.      AMENDMENT AND WAIVER.

Section 17.1.          Requirements.  This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), only with the written consent of the Obligors and the Required Holders, except that:

(a)           no amendment or waiver of any of Sections 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing; and

(b)           no amendment or waiver may, without the written consent of (i) at any time prior to the date of the Second Closing, the holder of each Note issued at the First Closing at the time outstanding affected thereby and each Purchaser of a Note to be issued at the Second Closing, and (ii) at any time after the date of the Second Closing, the holder of each Note at the time outstanding affected thereby, (A) subject to Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of (x) interest on the Notes or (y) the Make-Whole Amount, (B) change the percentage of the principal amount of the Notes the holders of which are required to consent to any amendment or waiver, or (C) amend any of Sections 8 (except as set forth in the second sentence of Section 8.2 and Section 17.1(c)), 11(a), 11(b), 12, 17, 20 or 23.

Section 17.2.          Solicitation of Holders of Notes.

(a)           Solicitation.  The Obligors will provide each holder of a Note and, at any time prior to the date of the Second Closing, each Purchaser of a Note to be issued at the Second Closing, with sufficient information, sufficiently far in advance of the date a

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decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes or any Subsidiary Guaranty.  The Obligors will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to this Section 17 or any Subsidiary Guaranty to each holder of a Note promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

(b)           Payment.  No Obligor will directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any Purchaser or holder of a Note as consideration for or as an inducement to the entering into by such Purchaser or holder of any waiver or amendment of any of the terms and provisions hereof or of any Subsidiary Guaranty or any Note unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each Purchaser of Notes being issued at the Second Closing (but, without limiting its obligations to a holder of a Note under this clause (b), only during the period from the date of this Agreement to the date of the Second Closing) and each holder of a Note even if such Purchaser or holder did not consent to such waiver or amendment.

(c)           Consent in Contemplation of Transfer.  Any consent given pursuant to this Section 17 or any Subsidiary Guaranty by a holder of a Note that has transferred or has agreed to transfer its Note to any Obligor, any Subsidiary or any Affiliate of an Obligor or to any other Person in connection with, or in anticipation of, an acquisition of, tender offer for, or merger with, an Obligor in connection with such consent shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.

Section 17.3.          Binding Effect, etc.  Any amendment or waiver consented to as provided in this Section 17 or any Subsidiary Guaranty applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Obligors without regard to whether such Note has been marked to indicate such amendment or waiver.  No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon.  No course of dealing between any Obligor and any Purchaser or holder of a Note and no delay in exercising any rights hereunder or under any Note or any Subsidiary Guaranty shall operate as a waiver of any rights of any Purchaser or holder of such Note.

Section 17.4.          Notes Held by Issuers, etc.  Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement, any Subsidiary Guaranty or the Notes, or have directed the taking of any action provided herein or in any Subsidiary Guaranty or the Notes to be taken upon the direction of the

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holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by any Obligor or any of its Affiliates or any Competitor shall be deemed not to be outstanding.

SECTION 18.      NOTICES.

Except to the extent otherwise provided in Section 7.4, all notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by an internationally recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by an internationally recognized overnight delivery service (with charges prepaid).  Any such notice must be sent:

(i)            if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in Schedule A, or at such other address as such Purchaser or nominee shall have specified to the Issuers in writing,

(ii)           if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Issuers in writing, or

(iii)          if to an Obligor, to such Obligor at its address set forth at the beginning hereof to the attention of Jon W. Clark, or at such other address as such Obligor shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

SECTION 19.      REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at either Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser may destroy any original document so reproduced.  Each Obligor agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.  This Section 19 shall not prohibit any Obligor or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 20.      CONFIDENTIAL INFORMATION.

For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser by or on behalf of any Obligor or any Subsidiary in connection with

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the transactions contemplated by or otherwise pursuant to this Agreement, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser’s behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by any Obligor or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser under Section 7.1 that are otherwise publicly available.  Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) its directors, officers, employees, agents, attorneys, trustees and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes), (ii) its auditors, financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20 and so long as such Person is not a Competitor), (v) any Person from which it offers to purchase any Security of an Obligor (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20 and so long as such Person is not a Competitor), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s Notes, this Agreement or any Subsidiary Guaranty.  Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement.  On reasonable request by an Obligor in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Obligors embodying this Section 20.

In the event that as a condition to receiving access to information relating to the Obligors or their Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement, any Purchaser or holder of a Note is required to agree to a confidentiality undertaking (whether through IntraLinks, another secure website, a secure virtual workspace or otherwise) which is different from this Section 20, this Section 20 shall not be amended thereby and, as between such Purchaser or such holder and the Obligors, this Section 20 shall supersede any such other confidentiality undertaking.

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SECTION 21.      SUBSTITUTION OF PURCHASER.

Each Purchaser shall have the right to substitute any one of its Affiliates or another Purchaser or any one of such other Purchaser’s Affiliates (a “Substitute Purchaser”) as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Issuers, which notice shall be signed by both such Purchaser and such Substitute Purchaser, shall contain such Substitute Purchaser’s agreement to be bound by this Agreement and shall contain a confirmation by such Substitute Purchaser of the accuracy with respect to it of the representations set forth in Section 6.  Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 21), shall be deemed to refer to such Substitute Purchaser in lieu of such original Purchaser.  In the event that such Substitute Purchaser is so substituted as a Purchaser hereunder and such Substitute Purchaser thereafter transfers to such original Purchaser all of the Notes then held by such Substitute Purchaser, upon receipt by the Issuers of notice of such transfer, any reference to such Substitute Purchaser as a “Purchaser” in this Agreement (other than in this Section 21), shall no longer be deemed to refer to such Substitute Purchaser, but shall refer to such original Purchaser, and such original Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.

SECTION 22.      MISCELLANEOUS.

Section 22.1.          Successors and Assigns.  All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

Section 22.2.          Accounting Terms.  Except as otherwise specifically provided herein, (i) all accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP and (ii) all computations made pursuant to this Agreement shall be made in accordance with GAAP; provided that, if the Parent Guarantor notifies the holders of the Notes that the Parent Guarantor requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Required Holders notify the Parent Guarantor that the Required Holders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.  All financial statements shall be prepared in accordance with GAAP.  Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under Financial Accounting Standards Board Accounting Standards Codification Topic No. 825-10-25 — Fair Value Option, International Accounting Standard 39 — Financial Instruments: Recognition and Measurement (or any other Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of either Issuer, the Parent Guarantor or any Subsidiary at “fair value”, as defined therein.

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Section 22.3.          Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 22.4.          Construction, etc.  Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant.  Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

Section 22.5.          Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.  Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

Section 22.6.          Governing Law.  This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Section 22.7.          Jurisdiction and Process; Waiver of Jury Trial.

(a)           Each Obligor irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes.  To the fullest extent permitted by applicable law, each Obligor irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b)           Each Obligor consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.7(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 18 or at such other address of which such holder shall then have been notified pursuant to said Section.  Each Obligor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it.  Notices hereunder shall be conclusively presumed received as evidenced by a delivery

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receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c)           Nothing in this Section 22.7 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against any Obligor in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d)           The parties hereto hereby waive trial by jury in any action brought on or with respect to this Agreement, the Notes or any other document executed in connection herewith or therewith.

(e)           PURSUANT TO SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, AND WITHOUT IN ANY WAY LIMITING THE PRECEDING CONSENTS TO JURISDICTION AND VENUE, THE PARTIES HERETO INTEND (AMONG OTHER THINGS) TO AVAIL THEMSELVES OF THE BENEFIT OF SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK AND RULE 327(B) OF THE CIVIL PRACTICE LAW AND RULES OF THE STATE OF NEW YORK.

Section 22.8.          FATCA Information.  By acceptance of any Note, the holder of such Note agrees that such holder will from time to time with reasonable promptness duly complete and deliver to or as reasonably directed by the Issuers or any of their agents from time to time (i) in the case of any such holder that is a U.S. Person, such holder’s United States tax identification number or other forms reasonably requested by the Issuers necessary to establish such holder’s status as a U.S. Person under FATCA and as may otherwise be necessary for the Issuers to comply with their obligations under FATCA and (ii) in the case of any such holder that is not a U.S. Person, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation as may be necessary for the Issuers to comply with their obligations under FATCA and to determine that such holder has complied with such holder’s obligations under FATCA or to determine the amount (if any) to deduct and withhold from any such payment made to such holder.  Nothing in this Section 22.8 shall require any holder of Notes to provide information that is confidential or proprietary to such holder unless such information is prescribed by applicable law for the Issuers to comply with their obligations under FATCA and, in such event, the Issuers shall treat such information as confidential.

SECTION 23.      PARENT GUARANTEE.

Section 23.1.          Parent Guarantee.  The Parent Guarantor hereby irrevocably absolutely and unconditionally guarantees to the holders from time to time of the Notes:  (a) the full and prompt payment of the principal of all of the Notes and of the interest thereon at the rates therein stipulated (including interest accruing or becoming owing both prior to and subsequent to the commencement of any bankruptcy, reorganization or similar proceeding involving either Issuer or the Parent Guarantor) and the Make-Whole Amounts (if any), and all other amounts payable by the Issuers under this Agreement in each case when and as the same shall become due and

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payable, whether by lapse of time, upon redemption or prepayment, by extension or by acceleration or declaration, or otherwise (including (to the extent legally enforceable) interest due on overdue payments of principal, Make-Whole Amount (if any) or interest at the rates set forth in the Notes), (b) the full and prompt performance and observance by the Issuers of each and all of the obligations, covenants and agreements required to be performed or observed by the Issuers under the terms of the Notes and this Agreement, and (c) the full and prompt payment, upon demand by any holder of the Notes, of all costs and expenses, legal or otherwise (including reasonable attorneys’ fees) and such expenses, if any, as shall have been expended or incurred in the protection or enforcement of any right or privilege under the Notes or this Agreement, including, without limitation, in any consultation or action in connection therewith, and in each and every case irrespective of the validity, regularity, or enforcement of any of the Notes or this Agreement or any of the terms thereof or of any other like circumstance or circumstances.  The guarantee herein provided for is a guarantee of immediate and timely payment and shall not be deemed to be a guarantee only of the collectibility and in consequence thereof each holder of the Notes may proceed directly against the Parent Guarantor.

Section 23.2.          Obligations Absolute and Unconditional.  The obligations of the Parent Guarantor under this Section 23 shall be absolute and unconditional and shall remain in full force and effect until the entire principal, interest and Make-Whole Amount (if any) on the Notes and all other sums due pursuant to Section 23.1 shall have been indefeasibly paid and such obligations shall not be affected, modified or impaired upon the happening from time to time of any event, including, without limitation, any of the following, whether or not with notice to or the consent of the Parent Guarantor:

(a)           the power or authority or the lack of power or authority of either Issuer to issue the Notes or to execute and deliver this Agreement, and irrespective of the validity of the Notes or this Agreement or of any defense whatsoever that either Issuer may or might have to the payment of the Notes (principal, interest and Make-Whole Amount, if any), or to the performance or observance of any of the provisions or conditions of this Agreement, or the existence or continuance of either Issuer as a legal entity;

(b)           any failure to present the Notes for payment or to demand payment thereof, or to give either Issuer or the Parent Guarantor notice of dishonor for non-payment of the Notes, when and as the same may become due and payable, or notice of any failure on the part of either Issuer to do any act or thing or to perform or to keep any covenant or agreement by it to be done, kept or performed under the terms of the Notes or this Agreement;

(c)           the acceptance of any security or any guaranty, the advance of additional money to either Issuer, any extension of the obligation of the Notes, either indefinitely or for any period of time, or any other modification in the obligation of the Notes, of this Agreement or of either Issuer or the Parent Guarantor thereon, or in connection therewith, or any sale, release, substitution or exchange of any security;

(d)           any act or failure to act with regard to the Notes or this Agreement or anything which might vary the risk of the Parent Guarantor;

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(e)           any action taken under this Agreement in the exercise of any right or power thereby conferred or any failure or omission on the part of any holder of any Note to first enforce any right or security given under this Agreement or any failure or omission on the part of any holder of any of the Notes to first enforce any right against either Issuer;

(f)            the waiver, compromise, settlement (other than payment in full in cash by the Issuers), release or termination of any or all of the obligations, covenants or agreements of the Issuers contained in this Agreement or the payment, performance or observance thereof;

(g)           the failure to give notice to the Issuers or the Parent Guarantor of the occurrence of any Default or Event of Default under the terms and provisions of this Agreement;

(h)           the extension of the time for payment of any principal of, or interest (or Make-Whole Amount, if any) on, any Note owing or payable on such Note or of the time of or for performance of any obligations, covenants or agreements under or arising out of this Agreement or the extension or the renewal of any thereof;

(i)            the modification or amendment (whether material or otherwise) of any obligation, covenant or agreement set forth in this Agreement or the Notes;

(j)            any failure, omission, delay or lack on the part of the holders of the Notes to enforce, assert or exercise any right, power or remedy conferred on the holders of the Notes in this Agreement or the Notes or any other act or acts on the part of the holders from time to time of the Notes;

(k)           the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization or arrangement under bankruptcy or similar laws, composition with creditors or readjustment of, or other similar procedures affecting either Issuer, the Parent Guarantor or any of the assets of any of them, or any allegation or contest of the validity of this Agreement or the disaffirmance of this Agreement in any such proceeding (it being understood that the obligations of the Parent Guarantor under this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment made with respect to the Notes is rescinded or must otherwise be restored or returned by any holder of the Notes upon the insolvency, bankruptcy or reorganization of either Issuer or the Parent Guarantor or any other guarantor, all as though such payment had not been made);

(l)            any event or action that would, in the absence of this clause, result in the release or discharge by operation of law of the Parent Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Agreement;

(m)          the invalidity or unenforceability of the Notes or this Agreement;

54

(n)           the invalidity or unenforceability of the obligations of the Parent Guarantor under this Agreement, the absence of any action to enforce such obligations of the Parent Guarantor, any waiver or consent by the Parent Guarantor with respect to any of the provisions hereof or any other circumstances which might otherwise constitute a discharge or defense by the Parent Guarantor, including, without limitation, any failure or delay in the enforcement of the obligations of the Parent Guarantor with respect to this Agreement or of notice thereof; or any suit or other action brought by any shareholder or creditor of, or by, the Parent Guarantor or any other Person, for any reason, including, without limitation, any suit or action in any way attacking or involving any issue, matter or thing in respect of this Agreement or the Notes or any other agreement;

(o)           the default or failure of the Parent Guarantor or either Issuer fully to perform any of its covenants or obligations set forth in this Agreement;

(p)           the impossibility or illegality of performance on the part of either Issuer or any other Person of its obligations under the Notes, this Agreement or any other instruments;

(q)           in respect of either Issuer or any other Person, any change of circumstances, whether or not foreseen or foreseeable, whether or not imputable to such Issuer or any other Person, or other impossibility of performance through fire, explosion, accident, labor disturbance, floods, droughts, embargoes, wars (whether or not declared), civil commotions, acts of God or the public enemy, delays or failure of suppliers or carriers, inability to obtain materials, action of any federal or state regulatory body or agency, change of law or any other causes affecting performance, or other force majeure, whether or not beyond the control of either Issuer or any other Person and whether or not of the kind hereinbefore specified;

(r)            any attachment, claim, demand, charge, Lien, order, process, encumbrance or any other happening or event or reason, similar or dissimilar to the foregoing, or any withholding or diminution at the source, by reason of any taxes, assessments, expenses, indebtedness, obligations or liabilities of any character, foreseen or unforeseen, and whether or not valid, incurred by or against any Person, or any claims, demands, charges or Liens of any nature, foreseen or unforeseen, incurred by any Person, or against any sums payable under this Agreement so that such sums would be rendered inadequate or would be unavailable to make the payments herein provided;

(s)            the failure of the Parent Guarantor to receive any benefit or consideration from or as a result of its execution, delivery and performance of this Agreement;

(t)            any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Parent Guarantor or either Issuer in respect of the obligations of the Parent Guarantor or such Issuer under this Agreement;

(u)           any default, failure or delay, willful or otherwise, in the performance by either Issuer or any other Person of any obligations of any kind or character whatsoever

55

of such Issuer or such other Person (including, without limitation, the obligations and undertakings of such Issuer or such other Person under the Notes or this Agreement); or

(v)           any order, judgment, decree, ruling or regulation (whether or not valid) of any court of any nation or of any political subdivision thereof or any body, agency, department, official or administrative or regulatory agency of any thereof or any other action, happening, event or reason whatsoever which shall delay, interfere with, hinder or prevent, or in any way adversely affect, the performance by any party of its respective obligations under the Notes, this Agreement or any instrument relating thereto;

provided that the specific enumeration of the above-mentioned acts, failures or omissions shall not be deemed to exclude any other acts, failures or omissions, though not specifically mentioned above, it being the purpose and intent of this paragraph that the obligations of the Parent Guarantor hereunder shall be absolute and unconditional and shall not be discharged, impaired or varied except by the payment to the holders thereof of the principal of, Make-Whole Amount (if any) and interest on the Notes, and of all other sums due and owing to the holders of the Notes pursuant to this Agreement, and then only to the extent of such payments.  Without limiting any of the other terms or provisions hereof, it is understood and agreed that in order to hold the Parent Guarantor liable hereunder, there shall be no obligation on the part of any holder of any Note to resort, in any manner or form, for payment, to either Issuer or to any other Person or to the properties or estates of any of the foregoing.  All rights of the holder of any Note pursuant thereto or to this Agreement may be transferred or assigned at any time or from time to time and shall be considered to be transferred or assigned upon the transfer of such Note, whether with or without the consent of or notice to the Parent Guarantor or either Issuer.  Without limiting the foregoing, it is understood that repeated and successive demands may be made and recoveries may be had hereunder as and when, from time to time, the Issuers shall default under the terms of the Notes or this Agreement and that notwithstanding recovery hereunder for or in respect of any given default or defaults by the Issuers under the Notes or this Agreement the obligations of the Parent Guarantor under this Section 23 shall remain in full force and effect and shall apply to each and every subsequent default.

Section 23.3.          Subrogation.  To the extent of any payments made by the Parent Guarantor under this Agreement, the Parent Guarantor shall be subrogated to the rights of the holder of the Notes receiving such payments, but the Parent Guarantor covenants and agrees that such right of subrogation shall be subordinate in right of payment to the rights of any holders of the Notes for which full payment has not been made or provided for and, to that end, the Parent Guarantor agrees not to claim or enforce any such right of subrogation or any right of set-off or any other right which may arise on account of any payment made by the Parent Guarantor in accordance with the provisions of this Agreement, including, without limitation, any right of reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any holder of the Notes against the Issuers or any other guarantor, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Issuers or any other guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until 366 days after all of the Notes owned by Persons other than the Parent Guarantor or any of its Affiliates and all other sums due or payable under this Agreement have been fully paid and discharged or payment

56

therefor has been provided.  If any amount shall be paid to the Parent Guarantor in violation of the preceding sentence at any time prior to the indefeasible cash payment in full of the Notes and all other amounts payable under this Agreement, such amounts shall be held in trust for the benefit of the holders of the Notes and shall forthwith be paid to the holders of the Notes to be credited and applied to the amounts due or to become due with respect to the Notes and all other amounts payable under this Agreement, whether matured or unmatured.

Section 23.4.          Preference.  The Parent Guarantor agrees that to the extent either Issuer or any other Person makes any payment on the Notes, which payment or any part thereof is subsequently invalidated, voided, declared to be fraudulent or preferential, set aside, recovered, rescinded or is required to be retained by or repaid to a trustee, liquidator, receiver or any other Person under any bankruptcy code, common law or equitable cause, then and to the extent of such payment, the obligation or the part thereof intended to be satisfied shall be revived and continued in full force and effect with respect to the Parent Guarantor’s obligations hereunder, as if said payment had not been made.  The liability of the Parent Guarantor hereunder shall not be reduced or discharged, in whole or in part, by any payment to any holder of the Notes from any source that is thereafter paid, returned or refunded in whole or in part by reason of the assertion of a claim of any kind relating thereto, including, but not limited to, any claim for breach of contract, breach of warranty, preference, illegality, invalidity or fraud asserted by any account debtor or by any other Person.

Section 23.5.          Marshalling.  None of the holders of the Notes shall be under any obligation (a) to marshal any assets in favor of the Parent Guarantor or in payment of any or all of the liabilities of the Issuers under or in respect of the Notes or the obligation of the Parent Guarantor hereunder or (b) to pursue any other remedy that the Parent Guarantor may or may not be able to pursue itself and that may lessen the Parent Guarantor’s burden or any right to which the Parent Guarantor hereby expressly waives.  The obligations of the Parent Guarantor under this Agreement rank at least pari passu in right of payment with all other Indebtedness (actual or contingent) of the Parent Guarantor which is not secured or the subject of any statutory trust or preference or which is not expressly subordinated in right of payment to any other Indebtedness.

*    *    *    *    *

57

If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Obligors, whereupon this Agreement shall become a binding agreement between you and the Obligors.

Very truly yours,

CSP OPERATING PARTNERSHIP, LP (TO BE RENAMED GPT OPERATING PARTNERSHIP LP UPON CONSUMMATION OF THE MERGER)

By:	Chambers Street Properties (to be renamed Gramercy Property Trust upon consummation of the Merger), its general partner

	By:	/s/ Benjamin P. Harris
Name: Benjamin P. Harris
Title: President

GPT PROPERTY TRUST LP

By:	Columbus Merger Sub, LLC,
its general partner

	By:	/s/ Benjamin P. Harris
Name: Benjamin P. Harris
Title: President

CHAMBERS STREET PROPERTIES (TO BE RENAMED GRAMERCY PROPERTY TRUST UPON CONSUMMATION OF THE MERGER)

By:	/s/ Benjamin P. Harris
Name: Benjamin P. Harris
Title: President

[Signature Page to Note Purchase and Guarantee Agreement — GPT]

This Agreement is hereby
accepted and agreed to as
of the date hereof.

VOYA INSURANCE AND ANNUITY COMPANY
VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
RELIASTAR LIFE INSURANCE COMPANY
RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
SECURITY LIFE OF DENVER INSURANCE COMPANY
By:	Voya Investment Management LLC, as Agent

	By:	/s/ Fitzhugh L. Wickham III
Name: Fitzhugh L. Wickham III
Title: Vice President

AMERICAN FIDELITY LIFE ASSURANCE COMPANY
UNITED TECHNOLOGIES CORPORATION EMPLOYEE
SAVINGS PLAN MASTER TRUST
By:	Voya Investment Management Co. LLC, as Agent

	By:	/s/ Fitzhugh L. Wickham III
Name: Fitzhugh L. Wickham III
Title: Vice President

[Signature Page to Note Purchase and Guarantee Agreement — GPT]

ATHENE ANNUITY AND LIFE COMPANY
By:	Athene Asset Management, L.P., its investment adviser
By:	AAM GP Ltd., its general partner

	By:	/s/ Roger D. Fors
Name: Roger D. Fors
Title: Senior Vice President, Fixed Income

MIDLAND NATIONAL LIFE INSURANCE COMPANY
By:	Athene Asset Management, L.P., its investment adviser
By:	AAM GP Ltd., its general partner

	By:	/s/ Roger D. Fors
Name: Roger D. Fors
Title: Senior Vice President, Fixed Income

[Signature Page to Note Purchase and Guarantee Agreement — GPT]

FORETHOUGHT LIFE INSURANCE COMPANY

By:	/s/ Deva Mishra
Name: Deva Mishra
Title: Senior Vice President

[Signature Page to Note Purchase and Guarantee Agreement — GPT]

SCHEDULE A

INFORMATION RELATING TO PURCHASERS

Purchaser Name	VOYA INSURANCE AND ANNUITY COMPANY
Name in which to register Note(s)	VOYA INSURANCE AND ANNUITY COMPANY
First Closing Note registration number(s); principal amount(s) Second Closing Note registration number(s); principal amount(s)	R-1; $13,500,000 R-16; $24,100,000
Payment on account of Note Method Account information

Accompanying information

Address/Fax#/Email for notices related to payments

Address/Fax#/Email for all other notices

Instructions re Delivery of Notes

Signature Block

Tax identification number

Schedule A-1

Purchaser Name	VOYA INSURANCE AND ANNUITY COMPANY
Name in which to register Note(s)	VOYA INSURANCE AND ANNUITY COMPANY
First Closing Note registration number(s); principal amount(s) Second Closing Note registration number(s); principal amount(s)	R-2; $3,000,000 R-17;5,300,000
Payment on account of Note Method Account information

Accompanying information

Address/Fax#/Email for notices related to payments

Address/Fax#/Email for all other notices

Instructions re Delivery of Notes

Signature Block

Tax identification number

Schedule A-2

Purchaser Name	VOYA INSURANCE AND ANNUITY COMPANY
Name in which to register Note(s)	VOYA INSURANCE AND ANNUITY COMPANY
First Closing Note registration number(s); principal amount(s) Second Closing Note registration number(s); principal amount(s)	R-3; $3,400,000 R-18; 6,200,000
Payment on account of Note Method Account information

Accompanying information

Address/Fax#/Email for notices related to payments

Address/Fax#/Email for all other notices

Instructions re Delivery of Notes

Signature Block

Tax identification number

Schedule A-3

Purchaser Name	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
Name in which to register Note(s)	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
First Closing Note registration number(s); principal amount(s) Second Closing Note registration number(s); principal amount(s)	R-4; $5,700,000 R-19; $10,100,000
Payment on account of Note Method Account information

Accompanying information

Address/Fax#/Email for notices related to payments

Address/Fax#/Email for all other notices

Instructions re Delivery of Notes

Signature Block

Tax identification number

Schedule A-4

Purchaser Name	RELIASTAR LIFE INSURANCE COMPANY
Name in which to register Note(s)	RELIASTAR LIFE INSURANCE COMPANY
First Closing Note registration number(s); principal amount(s) Second Closing Note registration number(s); principal amount(s)	R-5; $500,000 R-20; $1,000,000
Payment on account of Note Method Account information

Accompanying information

Address/Fax#/Email for notices related to payments

Address/Fax#/Email for all other notices

Instructions re Delivery of Notes

Signature Block

Tax identification number

Schedule A-5

Purchaser Name	RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
Name in which to register Note(s)	RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK
First Closing Note registration number(s); principal amount(s) Second Closing Note registration number(s); principal amount(s)	R-6; $300,000 R-21; $500,000
Payment on account of Note Method Account information

Accompanying information

Address/Fax#/Email for notices related to payments

Address/Fax#/Email for all other notices

Instructions re Delivery of Notes

Signature Block

Tax identification number

Schedule A-6

Purchaser Name	SECURITY LIFE OF DENVER INSURANCE COMPANY
Name in which to register Note(s)	SECURITY LIFE OF DENVER INSURANCE COMPANY
First Closing Note registration number(s); principal amount(s) Second Closing Note registration number(s); principal amount(s)	R-7; $1,400,000 R-22; $2,500,000
Payment on account of Note Method Account information

Accompanying information

Address/Fax#/Email for notices related to payments

Address/Fax#/Email for all other notices

Instructions re Delivery of Notes

Signature Block

Tax identification number

Schedule A-7

Purchaser Name	SECURITY LIFE OF DENVER INSURANCE COMPANY
Name in which to register Note(s)	SECURITY LIFE OF DENVER INSURANCE COMPANY
First Closing Note registration number(s); principal amount(s) Second Closing Note registration number(s); principal amount(s)	R-8; $200,000 R-23; $300,000
Payment on account of Note Method Account information

Accompanying information

Address/Fax#/Email for notices related to payments

Address/Fax#/Email for all other notices

Instructions re Delivery of Notes

Signature Block

Tax identification number

Schedule A-8

Purchaser Name	AMERICAN FIDELITY LIFE ASSURANCE COMPANY
Name in which to register Note(s)	AMERICAN FIDELITY LIFE ASSURANCE COMPANY
First Closing Note registration number(s); principal amount(s)	R-9; $5,000,000
Payment on account of Note Method Account information

Accompanying information

Address/Fax#/Email for notices related to payments

Address/Fax#/Email for all other notices

Instructions re Delivery of Notes

Signature Block

Tax identification number

Schedule A-9

Purchaser Name	STATE STREET BANK AND TRUST COMPANY, AS TRUSTEE OF THE UNITED TECHNOLOGIES CORPORATION EMPLOYEE SAVINGS PLAN MASTER TRUST
Name in which to register Note(s)	STATE STREET BANK AND TRUST COMPANY, AS TRUSTEE OF THE UNITED TECHNOLOGIES CORPORATION EMPLOYEE SAVINGS PLAN MASTER TRUST
First Closing Note registration number(s); principal amount(s)	R-10; $2,000,000
Payment on account of Note Method Account information

Accompanying information

Address/Fax#/Email for notices related to payments

Address/Fax#/Email for all other notices

Instructions re Delivery of Notes

Signature Block

Tax identification number

Schedule A-10

Purchaser Name	ATHENE ANNUITY AND LIFE COMPANY
Name in which to register Note(s)	GERLACH & CO. FBO ATHENE ANNUITY AND LIFE COMPANY
First Closing Note Registration Number(s); Principal Amount(s)	R-11; $14,000,000
Payment on account of Note(s) Method Account information

Accompanying Information

Address / Email For all Notices

Instructions re Delivery of Notes

Signature Block Format

Tax Identification Number

Schedule A-11

Purchaser Name	ATHENE ANNUITY AND LIFE COMPANY
Name in which to register Note(s)	GERLACH & CO. FBO ATHENE ANNUITY AND LIFE COMPANY
First Closing Note Registration Number(s); Principal Amount(s)	R-12; $10,000,000
Payment on account of Note(s) Method Account information

Accompanying Information

Address / Email For all Notices

Instructions re Delivery of Notes

Signature Block Format

Tax Identification Number

Schedule A-12

Purchaser Name	ATHENE ANNUITY AND LIFE COMPANY
Name in which to register Note(s)	GERLACH & CO. FBO ATHENE ANNUITY AND LIFE COMPANY
First Closing Note Registration Number(s); Principal Amount(s)	R-13; $6,000,000
Payment on account of Note(s) Method Account information

Accompanying Information

Address / Email For all Notices

Instructions re Delivery of Notes

Signature Block Format

Tax Identification Number

Schedule A-13

Purchaser Name	MIDLAND NATIONAL LIFE INSURANCE COMPANY
Name in which to register Note(s)	MIDLAND NATIONAL LIFE INSURANCE COMPANY
First Closing Note Registration Number(s); Principal Amount(s)	R-14; $5,000,000
Payment on account of Note(s) Method Account information

Accompanying Information

Address / Email For all Notices

Instructions re Delivery of Notes

Signature Block Format

Tax Identification Number

Schedule A-14

Purchaser Name	FORETHOUGHT LIFE INSURANCE COMPANY
Name in which to register Note(s)	FORETHOUGHT LIFE INSURANCE COMPANY
First Closing Note Registration Number(s); Principal Amount(s)	R-15; $30,000,000
Payment on account of Note(s) Method Account information

Accompanying Information

Address / Email For Notices related to Payments

Address / Email For all other Notices

Instructions re Delivery of Notes

Signature Block Format

Tax Identification Number

Schedule A-15

SCHEDULE B

DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“Adjusted Net Operating Income” means, for any period of the Parent Guarantor for any Real Estate Asset, (a) the Net Operating Income (or the Ownership Share of the Net Operating Income from a Real Estate Asset owned by an Investment Affiliate) from such Real Estate Asset minus (b) a reserve for capital expenditures and replacements equal to $0.10 per square foot per annum for such Real Estate Asset (or the Ownership Share of such reserve for a Real Estate Asset owned by an Investment Affiliate).

“Additional Covenant” is defined in Section 9.9.

“Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and, with respect to either Issuer, shall include any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or Equity Interests of any Obligor or any Subsidiary or any Person of which the Parent Guarantor and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or Equity Interests.  Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Parent Guarantor.

“Agreement” means this Agreement, including all Schedules attached to this Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time.

“Anti-Corruption Laws” is defined in Section 5.16(d)(1).

“Anti-Money Laundering Laws” is defined in Section 5.16(c).

“Applicable Credit Rating” means, as used in the definition of Investment Grade Rating, (a) for purposes of Section 4.15, an issuer rating assigned to each Issuer by Moody’s, and (b) for all other purposes, in the case of any Person, a rating assigned to such Person’s Index Debt by Moody’s, S&P or Fitch.

“Bank of America Portfolio” means the portfolio of properties leased to Bank of America, N.A. under a master lease which as of the date of the First Closing consist of the properties identified on Schedule 5.10 as the Bank of America Portfolio.

“Blocked Person” is defined in Section 5.16(a).

“Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

Schedule B-1

“Called Principal” is defined in Section 8.6.

“Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

“Capitalization Rate” means (a) 7.25% for each Real Estate Asset that is part of the Bank of America Portfolio and (b) 7.50% for all other Real Estate Assets.

“Capitalized Loan Fees” means, with respect to any Person, and with respect to any period, any upfront, closing or similar fees paid by in connection with the incurrence or refinancing of Indebtedness during such period that are capitalized on the balance sheet of such Person.

“Cash Equivalents” means:

(a)           direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

(b)           marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one year after the date of issuance and having, at the time of the acquisition thereof, a rating of at least A1 from S&P or at least P1 from Moody’s;

(c)           investments in commercial paper maturing within 365 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody’s;

(d)           investments in certificates of deposit, banker’s acceptances and time deposits maturing within 365 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any lender under a Material Credit Facility or any domestic office of any commercial bank organized under the laws of the United States of America or any state thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;

(e)           fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above; and

Schedule B-2

(f)            money market funds that (i) comply with the criteria set forth in SEC Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P and Aaa by Moody’s and (iii) have portfolio assets of at least $5,000,000,000.

“CDO” means a structured asset-backed security commonly known as a “collateralized debt obligation”.

“CDO Subsidiaries” means Excluded Subsidiaries that constitute the Parent Guarantor’s CDO entities and are listed on Schedule CDOS attached hereto, as such Schedule CDOS may be updated by a Responsible Officer of each Issuer.

“Change in Control” means: (a) for any reason whatsoever any “person” or “group” (within the meaning of Rule 13d-5 of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date of the First Closing) shall beneficially own a percentage of the then outstanding Equity Interests of the Parent Guarantor having the power, directly or indirectly, to vote for the election of directors (or their equivalent) of the Parent Guarantor (“Voting Equity Interests”) that is more than 35% of the outstanding Voting Equity Interests of the Parent Guarantor; or any “person” or “group” otherwise acquires the power to direct, directly or indirectly, the management or policies of the Parent Guarantor; or (b) during any period of 12 consecutive months, individuals who at the beginning of any such 12-month period constituted the board of directors of the Parent Guarantor (together with any new directors whose election by such board of directors or whose nomination for election by the shareholders of the Parent Guarantor was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the board of directors of the Parent Guarantor then in office; (c) the Parent Guarantor shall cease to be the sole general partner of an Issuer or shall cease to have the sole and exclusive power to exercise all management and control over an Issuer (in all cases subject to Section 10.2 to the extent an Issuer has merged into or consolidated with the other Issuer); or (d) the Parent Guarantor shall cease to directly or indirectly own at least 60% of the limited partnership interests in an Issuer (in all cases subject to Section 10.2 to the extent an Issuer has merged into or consolidated with the other Issuer).

“Change in Control Notice” is defined in Section 8.8(a).

“CISADA” means the Comprehensive Iran Sanctions, Accountability and Divestment Act.

“Closing” is defined in Section 3.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Company” is defined in the first paragraph of this Agreement, and includes any successor that becomes such in the manner prescribed in Section 10.2.

Schedule B-3

“Competitor” means a company, partnership, investment vehicle or trust which has a controlling interest in any company, partnership, trust or other entity which invests, as one of its primary lines of business, in real estate assets similar to the Real Estate Assets, provided that:

(a)           the provision of investment advisory services by a Person to a Plan which is owned or controlled by a Person which would otherwise be a Competitor shall not of itself cause the Person providing such services to be deemed to be a Competitor if such Person has established procedures which will prevent confidential information supplied to such Person by any member of the Group from being transmitted or otherwise made available to such Plan or Person owning or controlling such Plan; and

(b)           in no event shall an Institutional Investor which (i) maintains passive investments in any Person which is a Competitor be deemed a Competitor it being agreed that the normal administration of the investment and enforcement thereof shall be deemed not to cause such Institutional Investor to be a “Competitor” or (ii) is an insurance company, bank, trust company, savings and loan association or any pension plan be deemed a “Competitor” (so long as such Institutional Investor is not itself a real estate investment trust that invests in real estate assets similar to the Real Estate Assets).

“Confidential Information” is defined in Section 20.

“Consolidated EBITDA” means for any period for the Parent Guarantor and its Subsidiaries, without duplication, an amount equal to the net income or loss of the Parent Guarantor and its Subsidiaries (other than CDO Subsidiaries) on a consolidated basis determined in accordance with GAAP (before minority interests and excluding losses attributable to the sale or other disposition of assets and the adjustment for so-called “straight-line rent accounting” and excluding all items attributable to CDO Subsidiaries) for such period plus (a) the following, without duplication, to the extent deducted in computing such consolidated net income or loss for such period: (i) Consolidated Interest Expense for such period, (ii) the provision for Federal, state, local and foreign income taxes payable, (iii) depreciation and amortization for such period, (iv) other non-cash charges for such period, (v) acquisition costs for such period with respect to all Real Estate Assets acquired by the Parent Guarantor or any of its consolidated Subsidiaries, (vi) all losses attributable to the sale or other disposition of assets in such period, (vii) non-recurring fees and expenses incurred during such period in connection with the execution and delivery of this Agreement, the Revolving Credit and Term Loan Agreement and the Term Loan Facility and the consummation of the Merger, and (viii) all losses attributable to the early extinguishment of Indebtedness, and minus, without duplication, (b) (i) a reserve for capital expenditures and replacements equal to $0.10 per square foot per annum for Real Estate Assets, (ii) all gains attributable to the sale or other disposition of assets or debt restructurings in such period, and (iii) all gains attributable to the early extinguishment of “Indebtedness”; provided that to the extent not already included in the foregoing calculation, Consolidated EBITDA shall be adjusted to include the Ownership Share of the net income or loss of all Investment Affiliates for such period, determined and adjusted in the same manner as provided above in this definition with respect to the net income or loss of the Parent Guarantor and its Subsidiaries on a consolidated basis; provided further that if during any period for which Consolidated EBITDA is being determined, there are New Acquisitions which are subject to leases that contain free rent or other rent reduction provisions that are in effect at any time during such period, then for purposes

Schedule B-4

of determining Consolidated EBITDA for such period, the rental or other income attributable to such leases while such free rent or rent reduction period is in effect (but in no event longer than 6-months for any such lease) shall be determined on a straight-line rent accounting basis.

“Consolidated Fixed Charges” means, for any period for the Parent Guarantor and its Subsidiaries, without duplication, the sum of (a) Consolidated Interest Expense of the type described in clause (a) of the definition thereof for such period plus (b) the aggregate amount of scheduled principal payments attributable to Total Indebtedness (excluding optional prepayments and scheduled principal payments due on maturity of any such Indebtedness) required to be made during such period by the Parent Guarantor or any of its consolidated Subsidiaries plus (c) dividends on the Parent Guarantor’s preferred stock required to be made during such period pursuant to the Parent Guarantor’s organizational documents plus (d) all rental payments due and payable with respect to such period under ground leases of any properties at which the Parent Guarantor or any of its consolidated Subsidiaries are tenants plus (e) to the extent not included in clauses (a), (b) and (d), the Ownership Share of all interest expense and other amounts of the type referred to in such clauses of any Investment Affiliate.

“Consolidated Interest Expense” means, for any period for the Parent Guarantor and its Subsidiaries, the sum (without duplication) for such period for the Parent Guarantor and its Subsidiaries (excluding CDO Subsidiaries) on a consolidated basis of: (a) total interest expense, whether paid or accrued, of the Parent Guarantor and its Subsidiaries, including fees payable in connection with the Notes, charges in respect of letters of credit and the portion of any Capital Lease Obligations allocable to interest expense (excluding amortization or write-off of debt discount and expense, except as provided in clause (b) below), (b) amortization of costs related to interest rate protection contracts and rate buydowns, (c) capitalized interest, (d) amortization of Capitalized Loan Fees, (e) interest incurred on any liability or obligation that constitutes a Contingent Obligation and (f) to the extent not included in clauses (a) through (e), the Ownership Share of all interest expense and other amounts of the type referred to in such clauses of any Investment Affiliate.

“Contingent Obligations” means, as to any Person, without duplication, (a) any contingent obligation of such Person required to be included in such Person’s balance sheet in accordance with GAAP, and (b) any obligation required to be included in the disclosure contained in the footnotes to such Person’s financial statements in accordance with GAAP, guaranteeing partially or in whole any Nonrecourse Indebtedness, lease, dividend or other obligation, exclusive of (i) contractual indemnities (including, without limitation, any indemnity or price-adjustment provision relating to the purchase or sale of securities or other assets) and (ii) guarantees of non-monetary obligations (other than guarantees of completion), in each case under clauses (i) and (ii) which have not yet been called on or quantified, of such Person or of any other Person.  The amount of any Contingent Obligation described in clause (b) above in this definition shall be deemed to be (A) with respect to a guaranty of interest, interest and principal, or operating income, the sum of all payments required to be made thereunder (which in the case of an operating income guaranty shall be deemed to be equal to the debt service for the note secured thereby), calculated at the interest rate applicable to such Indebtedness, through (x) in the case of an interest or interest and principal guaranty, the stated date of maturity of the obligation (and commencing on the date interest could first be payable thereunder), or (y) in the case of an operating income guaranty, the date through which such guaranty will remain in

Schedule B-5

effect, and (B) with respect to all guarantees not covered by the preceding clause (A), an amount equal to the stated or determinable amount of the primary obligation in respect of which such guaranty is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as recorded on the balance sheet and in the footnotes to the most recent financial statements required to be delivered pursuant to Sections 7.1(a) and 7.1(b).  Notwithstanding anything contained herein to the contrary, guarantees of completion or other performance shall not be deemed to be Contingent Obligations unless and until a claim for payment has been made thereunder, at which time any such guaranty of completion or other performance shall be deemed to be a Contingent Obligation in an amount equal to any such claim.  Subject to the preceding sentence, (1) in the case of a joint and several guaranty given by such Person and another Person (but only to the extent such guaranty is Recourse Indebtedness, directly or indirectly to such Person or any of its Subsidiaries), the amount of such guaranty shall be deemed to be 100% thereof unless and only to the extent that (i) such other Person has delivered cash or Cash Equivalents to secure all or any part of such Person’s obligations under such joint and several guaranty (in which case the amount of such guaranty shall be reduced by the amount of such cash or Cash Equivalents) or (ii) such other Person holds an Investment Grade Rating from any of Fitch, Moody’s or S&P, or has creditworthiness otherwise reasonably acceptable to the Required Holders (in which case the amount of such guaranty shall be zero), and (2) in the case of a guaranty (whether or not joint and several) of an obligation otherwise constituting Indebtedness of such Person, the amount of such guaranty shall be deemed to be only that amount in excess of the amount of the obligation constituting Indebtedness of such Person.  Notwithstanding anything contained herein to the contrary, “Contingent Obligations” shall not be deemed to include guarantees of loan commitments or of construction loans to the extent the same have not been drawn.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Controlled Entity” means any of the Subsidiaries of the Parent Guarantor and any of their or the Parent Guarantor’s respective Controlled Affiliates.

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Default Rate” means that rate of interest that is the greater of (a) 2.00% per annum above the rate of interest first stated in clause (a) of the first paragraph of the Notes or (b) 2.00% over the rate of interest publicly announced by JPMorgan Chase Bank, N.A. in New York, New York as its “base” or “prime” rate.

“Development Property” means a Real Estate Asset owned by the Parent Guarantor, any of its Wholly-Owned Subsidiaries or any Investment Affiliate on which the construction of an office, industrial and/or retail building has commenced, other than any Real Estate Asset with respect to which any interruption of construction has lasted for more than one hundred and twenty (120) consecutive days and is then continuing.  Such Real Estate Asset shall be treated as a Development Property until construction is completed and a certificate of occupancy (or its equivalent in the applicable jurisdiction) has been issued.

Schedule B-6

“Discounted Value” is defined in Section 8.6.

“Disclosure Documents” is defined in Section 5.3.

“Disposition” is defined in Section 9.8.

“Disposition Prepayment Notice” is defined in Section 8.9(a).

“Disqualified Equity Interests” means, with respect to any Person, any Equity Interests of such Person which, by its terms, or by the terms of any security into which it is convertible or for which it is putable or exchangeable, or upon the happening of any event, matures or is mandatorily redeemable (other than solely for Equity Interests which are not Disqualified Equity Interests) pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof (in each case, other than solely as a result of, a change of control or asset sale), in whole or in part, in each case prior to the date that is 91 days after the latest Maturity Date; provided, however, that if such Equity Interests are issued to any plan for the benefit of employees of the Parent Guarantor or its direct or indirect Subsidiaries or by any such plan to such employees, such Equity Interests shall not constitute Disqualified Equity Interests solely because it may be required to be repurchased in order to satisfy applicable statutory or regulatory obligations.

“EDGAR” means the SEC’s Electronic Data Gathering, Analysis and Retrieval System or any successor SEC electronic filing system for such purposes.

“Eligible Ground Lease” means each ground lease existing on the date of this Agreement and listed on Schedule EGL (as such Schedule EGL may be updated by a Responsible Officer of each Issuer) and each ground lease entered into or acquired after the date of this Agreement that would constitute a financeable ground lease to a prudent institutional lender in the business of making commercial real estate loans and, accordingly, provide customary protections for a potential leasehold mortgagee including a remaining term, including any optional extension terms exercisable unilaterally by the tenant, of no less than 35 years from the date of the First Closing; provided that such ground lease may have a remaining term of less than 35 years if the tenant has a unilateral option to purchase the fee interest at the end of the lease term for a de minimis purchase price.

“Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to Hazardous Materials.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of an Issuer or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual

Schedule B-7

arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with either Issuer under section 414 of the Code.

“Event of Default” is defined in Section 11.

“Excluded Subsidiaries” means the respective Subsidiaries of the Issuers listed on Schedule ES attached hereto, as such Schedule ES may be updated by a Responsible Officer of each Issuer to include (a) any Subsidiary acquired pursuant to an acquisition permitted hereunder which is financed with Secured Indebtedness that is permitted by this Agreement and each Subsidiary thereof that guarantees such Secured Indebtedness (in each case to the extent that guaranteeing the Notes is prohibited by such Secured Indebtedness), (b) any Subsidiary of an Excluded Subsidiary, (c) any Subsidiary that is not a Wholly-Owned Subsidiary of an Issuer, and is either acquired pursuant to an acquisition permitted hereunder or formed in a manner not expressly prohibited hereunder, and is prohibited by its organizational documents from giving a guaranty of the Notes and (d) any Subsidiary of an Issuer organized in a jurisdiction other than the United States or any state thereof; provided that each such Subsidiary shall cease to be an Excluded Subsidiary hereunder if such Secured Indebtedness is repaid or becomes unsecured or if such Subsidiary ceases to guarantee such Secured Indebtedness or if such Subsidiary ceases to be prohibited from giving a guaranty, as applicable.

“FATCA” means (a) sections 1471 to 1474 of the Code (or any amended or successor version thereof) or any associated regulations or other official guidance; (b) any treaty, law, regulation or other official guidance enacted in any other jurisdiction, or relating to an intergovernmental agreement between the United States and any other jurisdiction, which (in either case) facilitates the implementation of paragraph (a) of this definition; or (c) any agreement pursuant to the implementation of paragraphs (a) or (b) of this definition with the United States Internal Revenue Service, the United States government or any governmental or taxation authority in any other jurisdiction.

“Financial Covenant” means any covenant (whether set forth as a covenant, undertaking, event of default, restriction or other such provision) that requires an Obligor or the Parent Guarantor and its Subsidiaries, taken as a whole, to:

(a)           maintain a specified level of net worth, shareholders’ equity, total assets, unencumbered assets, cash flow, net income, occupancy rate or lease term;

Schedule B-8

(b)           maintain any relationship of any component of its capital structure to any other component thereof (including the relationship of indebtedness, subsidiary indebtedness, senior indebtedness, secured indebtedness, unsecured indebtedness, or subordinated indebtedness to total capitalization, total assets, unencumbered assets or to net worth); or

(c)           maintain any measure of its ability to service its indebtedness (including, without limitation, exceeding any specified ratio of revenues, cash flow, operating income or net income to indebtedness, interest expense, rental expense, capital expenditures and/or scheduled payments of indebtedness);

but in all cases excluding any such covenant that amounts to a negative pledge, a sale of assets limitation or a limitation on investments.

For the avoidance of doubt, any provisions similar to the covenants set forth in Sections 10.6 and 10.12 shall be deemed to be a Financial Covenant.

“First Closing” is defined in Section 3.

“Fitch” means Fitch, Inc.

“Form 10-K” is defined in Section 7.1(b).

“Form 10-Q” is defined in Section 7.1(a).

“GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America.

“Governmental Authority” means

(a)           the government of

(i)            the United States of America or any state or other political subdivision thereof, or

(ii)           any other jurisdiction in which any Obligor or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of any Obligor or any Subsidiary, or

(b)           any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Governmental Official” means any governmental official or employee, employee of any government-owned or government-controlled entity, political party, any official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity.

“GPT Property Trust” is defined in the first paragraph of this Agreement.

Schedule B-9

“Gramercy” means Gramercy Property Trust Inc., a Maryland corporation.

“Hazardous Materials” means any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law including, but not limited to, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.

“holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Issuers pursuant to Section 13.1, provided, however, that if such Person is a nominee, then for the purposes of Sections 7, 12, 17.2 and 18 and any related definitions in this Schedule B, “holder” shall mean the beneficial owner of such Note whose name and address appears in such register.

“Indebtedness” with respect to any Person means, at any time, without duplication,

(a)           all indebtedness of such Person for borrowed money;

(b)           all obligations of such Person for the deferred purchase price of property or services (other than trade payables and accrued expenses incurred by such Person in the ordinary course of business) and only to the extent such obligations constitute indebtedness for purposes of GAAP;

(c)           all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments;

(d)           all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property);

(e)           all Capital Lease Obligations of such Person;

(f)            all obligations of such Person, contingent or otherwise, as an account party or applicant under acceptance, letter of credit or similar facilities;

(g)           all obligations of such Person, contingent or otherwise, to purchase, redeem, retire or otherwise acquire for value any Disqualified Equity Interests of such Person (other than (i) obligations existing on the date of the First Closing that any direct or indirect parent of such Person has the right (subject to satisfaction of applicable securities law requirements, including the filing of registration statements) to satisfy by delivery of its Equity Interests, (ii) obligations that any direct or indirect parent of such Person is given the right to satisfy by delivery of its Equity Interests and (iii) obligations with respect to preferred stock of the Parent Guarantor);

Schedule B-10

(h)           all Contingent Obligations of such Person in respect of the foregoing clauses (a) through (g);

(i)            all obligations of the kind referred to in clauses (a) through (h) above secured by any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation; and

(j)            the “mark to market” liability of such Person in respect of Swap Agreements.

The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness expressly provide that such Person is not liable therefor. The amount of any Indebtedness under clause (i) above shall be limited to the lesser of the amount of such Indebtedness that is Nonrecourse Indebtedness or the fair market value of the assets securing such Indebtedness that is Nonrecourse Indebtedness, as reasonably determined by the Parent Guarantor.  The amount of Indebtedness of any Person shall be calculated at the outstanding principal amount based on the contract and not reflecting purchase accounting or other adjustments pursuant to GAAP.

“Index Debt” means, with respect to any Person, senior, unsecured, long-term indebtedness for borrowed money of such Person.

“INHAM Exemption” is defined in Section 6.2(e).

“Institutional Investor” means (a) any Purchaser of a Note, (b) any holder of a Note holding (together with one or more of its affiliates) more than 5% of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any Note.

“Investment Affiliate” means any unconsolidated Subsidiary, Unconsolidated Affiliate or Joint Venture of (a) the Parent Guarantor, (b) an Issuer or (c) any of their consolidated Subsidiaries, including Specified Joint Ventures but excluding CDO Subsidiaries.  For the avoidance of doubt, “Investment Affiliate” shall not include any consolidated Subsidiaries of the Parent Guarantor or either Issuer.

“Investment Grade Rating” means an Applicable Credit Rating of Baa3 or better from Moody’s, BBB- or better from S&P, or BBB- or better from Fitch.

“Issuers” is defined in the first paragraph of this Agreement.

“Joint Venture” means a joint venture, partnership or other similar arrangement, whether in corporate, partnership or other legal form; provided that, in no event shall any

Schedule B-11

corporate Subsidiary of any Person be considered to be a Joint Venture to which such Person is a party.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Make-Whole Amount” is defined in Section 8.6.

“Major Acquisition” means (a) a single transaction for the purpose of or resulting, directly or indirectly, in the acquisition (including, without limitation, a merger or consolidation or any other combination with another Person) by one or more of the Parent Guarantor and its Wholly-Owned Subsidiaries of properties or assets of a Person for a gross purchase price equal to or in excess of 10% of Total Asset Value (without giving effect to such acquisition) or (b) one or more transactions for the purpose of or resulting, directly or indirectly, in the acquisition (including, without limitation, a merger or consolidation or any other combination with another Person) by one or more of the Parent Guarantor and its Wholly-Owned Subsidiaries of properties or assets of a Person in any two consecutive fiscal quarters for an aggregate gross purchase price equal to or in excess of 10% of Total Asset Value (without giving effect to such acquisitions).

“Material” means material in relation to the business, assets, operations or financial condition of the Parent Guarantor and its Subsidiaries taken as a whole.

“Material Adverse Effect” means a material adverse effect on (a) the business, assets, operations or financial condition of the Parent Guarantor and its Subsidiaries taken as a whole, (b) the ability of any Obligor to perform its obligations under this Agreement and, in the case of the Issuers only, the Notes, (c) the ability of any Subsidiary Guarantor to perform its obligations under any Subsidiary Guaranty, or (d) the validity or enforceability of this Agreement, the Notes or any Subsidiary Guaranty; provided, however, the consummation of the Merger in accordance with the terms and conditions set forth in the Merger Agreement shall not constitute a Material Adverse Effect.

“Material Credit Facility” means, as to the Parent Guarantor and its Subsidiaries,

(a)           the Revolving Credit and Term Loan Agreement; and

(b)           any other agreement(s) creating or evidencing indebtedness for borrowed money entered into on or after the date of the First Closing by the Parent Guarantor or any Subsidiary, or in respect of which the Parent Guarantor or any Subsidiary is an obligor for the indebtedness incurred thereunder (“Credit Facility”), in a principal amount outstanding or available for borrowing equal to or greater than $300,000,000 (or the equivalent of such amount in the relevant currency of payment, determined as of the date of the closing of such facility based on the exchange rate of such other currency); and if no Credit Facility or Credit Facilities equal or exceed such amounts, then the largest Credit Facility shall be deemed to be a Material Credit Facility;

Schedule B-12

provided that any agreement creating or evidencing indebtedness for borrowed money incurred solely in connection with the acquisition, modification, improvement, development or redevelopment of any real property that is secured solely by a mortgage Lien on such real property shall not be considered a Material Credit Facility for purposes of this Agreement.

“Material Indebtedness” means Indebtedness (other than the Notes) and obligations in respect of one or more Swap Agreements, of any one or more of the Obligors and their Subsidiaries (other than CDO Subsidiaries) in an aggregate principal amount exceeding (a) $35,000,000, in the case of Recourse Indebtedness, and (b) $150,000,000, in the case of Nonrecourse Indebtedness.

“Material Subsidiary” means (a) each Subsidiary of the Parent Guarantor that directly or indirectly owns or leases an Unencumbered Property or owns a Mortgage Note that is included in the calculation of Unencumbered Asset Value and (b) each other Subsidiary of the Parent Guarantor that has assets that constitute more than 10% of Total Asset Value, other than an Excluded Subsidiary.

“Maturity Date” is defined in the first paragraph of each Note.

“Memorandum” is defined in Section 5.3.

“Merger” means the merger of Gramercy with and into a Wholly-Owned Subsidiary of the Company pursuant to the Merger Agreement.

“Merger Agreement” means the Agreement and Plan of Merger, dated as of July 1, 2015, by and among the Company, Columbus Merger Sub, LLC and Gramercy, as the same may be amended, amended and restated, restated, supplemented, modified or otherwise in effect from time to time in accordance with this Agreement.

“Merger Documents” means the Merger Agreement and all other agreements and documents relating to the Merger.

“Moody’s” means Moody’s Investors Service, Inc.

“Mortgage Note” means a note receivable held by an Issuer or one of its Subsidiaries that is secured by a mortgage Lien on real property.

“Most Favored Lender Notice” means, in respect of any Additional Covenant, a written notice from the Parent Guarantor giving notice of such Additional Covenant, including therein a verbatim statement of such Additional Covenant, together with any definitions incorporated therein.

“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in section 4001(a)(3) of ERISA).

“NAIC” means the National Association of Insurance Commissioners or any successor thereto.

Schedule B-13

“NAIC Annual Statement” is defined in Section 6.2(a).

“Negative Pledge” means a provision of any document, instrument or agreement (including any charter, by-laws or other organizational documents), other than this Agreement, the Notes or any Subsidiary Guaranty, that prohibits, restricts or limits, or purports to prohibit, restrict or limit, the creation or assumption of any Lien on any assets of a Person as security for the Indebtedness of such Person or any other Person, or entitles another Person to obtain or claim the benefit of a Lien on any assets of such Person; provided, however, that the following shall not constitute a Negative Pledge: (a) an agreement that conditions a Person’s ability to encumber its assets upon the maintenance of one or more specified ratios that limit such Person’s ability to encumber its assets but that do not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets, (b) restrictions and conditions imposed by law or by this Agreement, (c) restrictions and conditions existing on the date hereof identified on Schedule 10.9 (but shall apply to any amendment or modification expanding the scope of any such restriction or condition), (d) customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary or assets pending such sale (provided that such restrictions and conditions apply only to the Subsidiary or assets that are to be sold and such sale is permitted hereunder), (e) restrictions or conditions imposed by any agreement relating to Secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness, (f) customary provisions in leases and other contracts restricting the assignment or transfer thereof, (g) customary provisions in joint venture agreements with respect to a Joint Venture restricting the transfer or encumbrance of Equity Interests in such Joint Venture or the assets owned by such Joint Venture, and (h) (i) restrictions or conditions contained in agreements evidencing Indebtedness of any Obligor or any of its Subsidiaries which are no more restrictive on any Obligor or any of its Subsidiaries than those contained in this Agreement or (ii) any document, instrument or agreement which requires such Person or its Subsidiaries to guarantee such Indebtedness or to grant Liens to secure such Indebtedness, in each case as a result of its guaranty of the Indebtedness under the Notes or grant of a Lien to secure its obligations under this Agreement, the Notes or a Subsidiary Guaranty (provided that the required grant of a Lien is limited to the same collateral as secures the obligations under this Agreement, the Notes or a Subsidiary Guaranty).

“Net Operating Income” means, with respect to any Real Estate Asset for any period for the Parent Guarantor and its Subsidiaries, property rental and other income attributable to such Real Estate Asset minus the sum of (a) all expenses and other proper charges incurred in connection with the operation of such Real Estate Asset (including, without limitation, real estate taxes,  payments under ground leases and bad debt expenses but excluding expenses normally covered by a management fee) during such period and (b) the greater of (x) the actual management fee paid during such period with respect to such Real Estate Asset and (y) an imputed management fee in an amount equal to 2% of the gross revenues for such Real Estate Asset during such period, but, in any case, calculated before (i.e. without regard to) payment of or provision for debt service charges for such period, income taxes for such period, capital expenses for such period, and depreciation, amortization, and other non-cash expenses for such period, all as determined in accordance with GAAP (except that (i) any rent leveling adjustments and (ii) any SFAS 141 amortization shall be excluded from rental income); provided that Net Operating Income shall be adjusted to exclude the CDO Subsidiaries.

Schedule B-14

“New Acquisition” means any Real Estate Asset acquired by the Parent Guarantor, any of its Wholly-Owned Subsidiaries or any Investment Affiliates within one year of any date of determination.

“New Property” is defined in Section 10.6(b)(ii).

“Nonrecourse Indebtedness” means, with respect to a Person, Indebtedness for borrowed money (or the portion thereof) in respect of which recourse for payment (except for customary exceptions for fraud, misapplication of funds, environmental indemnities, violation of “special purpose entity” covenants, bankruptcy, insolvency, receivership or other similar events and other similar exceptions to recourse liability until a claim is made with respect thereto, and then in the event of any such claim, only a portion of such Indebtedness in an amount equal to the amount of such claim shall no longer constitute “Nonrecourse Indebtedness” for the period that such portion is subject to such claim) is contractually limited to specific assets of such Person encumbered by a Lien securing such Indebtedness.

“Notes” is defined in Section 1(a).

“Obligors” is defined in the first paragraph of this Agreement.

“OFAC” is defined in Section 5.16(a).

“OFAC Listed Person” is defined in Section 5.16(a).

“OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing.  A list of OFAC Sanctions Programs may be found at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx.

“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of either Issuer or the Parent Guarantor, as applicable, whose responsibilities extend to the subject matter of such certificate.

“Ownership Share” means, with respect to any Investment Affiliate, the greater of (a) the relative nominal direct and indirect ownership interest (calculated as a percentage) by the Parent Guarantor or any of its Wholly-Owned Subsidiaries in such Investment Affiliate or (b) the relative direct and indirect economic interest (calculated as a percentage) of the Parent Guarantor or any of its Wholly-Owned Subsidiaries in such Investment Affiliate determined in accordance with the applicable provisions of the declaration of trust, articles or certificate of incorporation, articles of organization, partnership agreement, joint venture agreement or other applicable organizational document of such Investment Affiliate.

“parent” has the meaning assigned to it in the definition of “Subsidiary”.

“Parent Guarantor” is defined in the first paragraph of this Agreement, and includes any successor that becomes such in the manner prescribed in Section 10.2.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

Schedule B-15

“Permitted Encumbrances” means:

(a)           Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 9.4;

(b)           carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in good faith by appropriate proceedings and the Parent Guarantor or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Parent Guarantor or such Subsidiary;

(c)           pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations;

(d)           deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

(e)           judgment liens in respect of judgments that do not constitute an Event of Default under Section 11(i);

(f)            easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Parent Guarantor or any Subsidiary; and

(g)           the interests of lessees and lessors under leases or subleases of, and the interest of managers or operators with respect to, real or personal property made in the ordinary course of business;

provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness.

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, business entity or Governmental Authority.

“Plan” means an “employee benefit plan” (as defined in section 3(3) of ERISA) subject to Title I of ERISA that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by any Obligor or any ERISA Affiliate or with respect to which any Obligor or any ERISA Affiliate may have any liability.

“Proceeds” is defined in Section 9.8.

Schedule B-16

“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

“Pro Rata Share” means an amount equal to the total amount of Proceeds applied to the prepayment of Indebtedness in compliance with Section 9.8(a) multiplied by a fraction, the numerator of which is the aggregate outstanding principal amount of the Notes and the denominator of which is the aggregate outstanding principal amount of Indebtedness of the Parent Guarantor and its Subsidiaries (including, without duplication, the aggregate outstanding principal amount of the Notes) that is not contractually subordinated in right of payment to the Notes.

“PTE” is defined in Section 6.2(a).

“Purchaser” or “Purchasers” means each of the purchasers that has executed and delivered this Agreement to the Obligors and such Purchaser’s successors and assigns (so long as any such assignment complies with Section 13.2), provided, however, that any Purchaser of a Note that ceases to be the registered holder or a beneficial owner (through a nominee) of such Note as the result of a transfer thereof pursuant to Section 13.2 shall cease to be included within the meaning of “Purchaser” of such Note for the purposes of this Agreement upon such transfer.

“Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.

“QPAM Exemption” is defined in Section 6.2(d).

“Real Estate Asset” means, at any time of determination, any interest (fee, leasehold or otherwise) then directly and wholly-owned by the Parent Guarantor, any of its Wholly-Owned Subsidiaries or any Investment Affiliate in any real property in the United States or a Specified Foreign Jurisdiction.

“Recourse Indebtedness” means any Indebtedness that is not Nonrecourse Indebtedness.

“Reinvestment Yield” is defined in Section 8.6.

“REIT” means a domestic trust or corporation that qualifies as a real estate investment trust under the provisions of §856, et seq. of the Code or any successor provisions.

“Related Fund” means, with respect to any holder of any Note, any fund or entity that is an “accredited investor” within the meaning of Regulation D of the Securities Act and (a) invests in Securities or bank loans, and (b) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor.

“Remaining Average Life” is defined in Section 8.6.

“Remaining Scheduled Payments” is defined in Section 8.6.

“Reported” is defined in Section 8.6.

Schedule B-17

“Required Holders” means at any time (a) prior to the Second Closing, each holder of Notes at the time outstanding (exclusive of Notes then owned by any Obligor or any of their respective Affiliates or any Competitor) and each Purchaser of a Note to be issued at the Second Closing, and (b) on or after the Second Closing, the holders of more than 50% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by any Obligor or any of their respective Affiliates or any Competitor).

“Responsible Officer” means any Senior Financial Officer and any other officer of either Issuer or the Parent Guarantor with responsibility for the administration of the relevant portion of this Agreement.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in the Parent Guarantor or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in an Issuer or any option, warrant or other right to acquire any such Equity Interests in such Issuer.

“Revolving Credit and Term Loan Agreement” is defined in Section 4.8.

“S&P” means Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc.

“SEC” means the Securities and Exchange Commission of the United States, or any successor thereto.

“Second Closing” is defined in Section 3.

“Secured Indebtedness” means the portion of Total Indebtedness which is secured by a Lien on any properties or assets.

“Securities” or “Security” shall have the meaning specified in section 2(1) of the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or controller of the general partner of either Issuer or the Parent Guarantor, as applicable.

“Settlement Date” is defined in Section 8.6.

“Source” is defined in Section 6.2.

“Specified Joint Ventures” means the Joint Ventures of the Parent Guarantor or any of its Wholly-Owned Subsidiaries that exist on the date of the First Closing, which are set forth on Schedule SJV.

Schedule B-18

“Specified Foreign Jurisdiction” means any of Canada, the United Kingdom, Germany, Spain, France, Japan, Australia, the Netherlands, Poland, Switzerland, Finland or Puerto Rico.

“Subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.  Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Parent Guarantor.

“Subsidiary Guarantor” means each Subsidiary that has executed and delivered a Subsidiary Guaranty or a joinder thereto.

“Subsidiary Guaranty” is defined in Section 1(d).

“Substitute Purchaser” is defined in Section 21.

“SVO” means the Securities Valuation Office of the NAIC or any successor to such Office.

“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Issuers or their Subsidiaries shall be a Swap Agreement.

“Term Loan Facility” is defined in Section 4.9.

“Total Asset Value” means the sum of the following, without duplication: (a) for each Real Estate Asset that is wholly-owned by the Parent Guarantor or any of its Wholly-Owned Subsidiaries and that is a New Acquisition, the acquisition cost for such property; plus (b) for each Real Estate Asset located in the United States that is wholly-owned by the Parent Guarantor or any of its Wholly-Owned Subsidiaries (other than a New Acquisition or a Development Property), an amount equal to the quotient of (i)(x) the Adjusted Net Operating Income for such Real Estate Asset determined for the most recently ended fiscal quarter, times (y) four, divided by (ii) the applicable Capitalization Rate; plus (c) for each Real Estate Asset not located in the United States that is wholly-owned by the Parent Guarantor or any of its Wholly-Owned Subsidiaries (other than a New Acquisition or a Development Property), the book value (after impairments and before depreciation) of such Real Estate Asset; plus (d) for each Real Estate

Schedule B-19

Asset that is wholly-owned by the Parent Guarantor or any of its Wholly-Owned Subsidiaries and that is a Development Property (other than a New Acquisition), the book value (after impairments) for such property; plus (e) unrestricted cash and Cash Equivalents of the Parent Guarantor and its Wholly-Owned Subsidiaries; plus (f) the book value (after impairments) of Mortgage Notes receivable held by the Parent Guarantor or any of its Wholly-Owned Subsidiaries so long as such Mortgage Note is not more than sixty (60) days past due or otherwise in payment default after giving effect to applicable cure periods; plus (g) with respect to any asset of the type described in clauses (a), (c), (d), (e) or (f) of this definition that is wholly-owned by an Investment Affiliate, the Ownership Share of the value of such asset (but excluding, in the case of Unconsolidated Affiliates, assets of the type described in clause (e)); plus (h) with respect to any asset of the type described in clause (b) of this definition that is wholly-owned by an Investment Affiliate, an amount equal to the quotient of (i)(x) the Adjusted Net Operating Income for such Real Estate Asset determined for the most recently ended fiscal quarter, times (y) four, divided by (ii) the applicable Capitalization Rate; provided that notwithstanding anything to the contrary set forth herein, (x) no additional investments in CDOs after the date of the First Closing or assets of any CDO Subsidiary shall be included in the calculation of Total Asset Value, and (y) the amount of Total Asset Value attributable to all (1) Investment Affiliates (excluding any investments in CDOs that exist on the date of the First Closing) shall not exceed 10% of Total Asset Value, (2) Real Estate Assets that are not office, industrial and/or retail properties shall not exceed 10% of Total Asset Value, (3) Development Properties shall not exceed 10% of Total Asset Value, (4) unimproved land that is not a Development Property shall not exceed 10% of Total Asset Value, (5) Mortgage Notes shall not exceed 10% of Total Asset Value, (6) assets not located in the United States shall not exceed 20% of Total Asset Value (which, in the case of any asset of the type described in clause (f) above, shall include the location of the property securing such Mortgage Note), and (7) assets described in clauses (1) through (6) above, in the aggregate, shall not exceed 25% of Total Asset Value.

“Total Indebtedness” means, without duplication, all Indebtedness of the Parent Guarantor and its consolidated Subsidiaries (other than CDO Subsidiaries) and the Ownership Share of all Indebtedness of Investment Affiliates.

“Unconsolidated Affiliate” means, with respect to any Person, any other Person in whom such Person holds an investment, which investment is accounted for in the financial statements of such Person on an equity basis of accounting and whose financial results would not be consolidated under GAAP with the financial results of such Person on the consolidated financial statements of such Person. For purposes of this definition, CB Richard Ellis Strategic Partners Asia II, L.P. and CB Richard Ellis Group Strategic Partners Asia II-A, L.P. shall be deemed not to be Unconsolidated Affiliates.

“Unencumbered Adjusted Net Operating Income” means, for any period, the total Adjusted Net Operating Income attributable to all Unencumbered Properties for such period.

“Unencumbered Asset Value” means the sum of the following, without duplication: (a) for each Unencumbered Property that is a New Acquisition, the acquisition cost for such property; plus (b) for each Unencumbered Property (other than a New Acquisition) located in the United States, an amount equal to the quotient of (i)(x) the Adjusted Net Operating Income for such Unencumbered Property determined for the most recently ended fiscal quarter, times (y)

Schedule B-20

four, divided by (ii) the applicable Capitalization Rate; plus (c) for each Unencumbered Property (other than a New Acquisition) not located in the United States, the book value (after impairments and before depreciation) of such Unencumbered Property; plus (d) the book value (after impairments) of first priority Mortgage Notes receivable held by the Parent Guarantor or any of its Wholly-Owned Subsidiaries so long as (i) such Mortgage Note is not subject to any Liens or Negative Pledges, (ii) such Mortgage Note is not more than sixty (60) days past due or otherwise in payment default after giving effect to applicable cure periods, and (iii) the property securing such Mortgage Note meets the criteria for an Unencumbered Property (other than clause (a) of the definition thereof); plus (e) unrestricted cash and Cash Equivalents of the Parent Guarantor and its Wholly-Owned Subsidiaries; plus (f) 50% of the book value of each Real Estate Asset that meets the criteria for an Unencumbered Property (other than clause (g) of the definition thereof) which is unoccupied (excluding such Unencumbered Property if (i) a monetary default has occurred and has continued under a binding lease with respect to such Unencumbered Property or (ii) for more than the 12 consecutive month period prior to any date of determination, such Unencumbered Property has been unoccupied by tenants which are not affiliated with the Parent Guarantor); provided that (A) not more than 20% of Unencumbered Asset Value may be attributable to any single Unencumbered Property, (B) not more than 20% of Unencumbered Asset Value may be attributable to Unencumbered Properties for which the same Person is the tenant, (C) not more than 10% of Unencumbered Asset Value may be attributable to Unencumbered Properties that are subject to a ground lease, (D) not more than 10% of Unencumbered Asset Value may be attributable to first priority Mortgage Notes receivable, (E) not more than 10% of Unencumbered Asset Value may be attributable to assets described in clauses (e) and (f) above, (F) not more than 15% of Unencumbered Asset Value may be attributable to Specified Joint Ventures, (G) not more than 15% of Unencumbered Asset Value may be attributable to Unencumbered Properties not located in the United States (which, in the case of any asset of the type described in clause (d) above, shall include the location of the property securing such Mortgage Note), and (H) not more than 25% of Unencumbered Asset Value may be attributable to Development Properties, unimproved land, and assets described in clauses (C), (F) and (G).  With respect to any Unencumbered Property owned by a Specified Joint Venture and the calculations required by clause (a), (c) and (f) above, only the Ownership Share of the acquisition cost or book value, respectively, of such Unencumbered Property shall be included in the calculation of Unencumbered Asset Value.

“Unencumbered Property” means a Real Estate Asset that meets each of the following criteria (with each such Real Estate Asset that meets such criteria being an Unencumbered Property):

(a)           the Real Estate Asset is 100% fee owned or ground leased under an Eligible Ground Lease by the Parent Guarantor, any Wholly-Owned Subsidiaries of the Parent Guarantor or any Specified Joint Venture;

(b)           in the case of a Real Estate Asset that is not owned by a Specified Joint Venture or any Wholly-Owned Subsidiaries of any Specified Joint Venture, the Real Estate Asset is either (i) improved with one or more completed office, industrial and/or retail buildings, (ii) a Development Property or (iii) unimproved land;

Schedule B-21

(c)           the Real Estate Asset is not otherwise directly or indirectly subject to any Lien (other than Permitted Encumbrances) or any Negative Pledge or other agreement that prohibits the creation of a Lien;

(d)           the Real Estate Asset is not subject to any Environmental Liability or otherwise in violation of Environmental Laws, in each case, that would materially impair the value of such Real Estate Asset;

(e)           the Real Estate Asset is free of any material structural defects;

(f)            the Real Estate Asset is located in the United States or a Specified Foreign Jurisdiction;

(g)           the Real Estate Asset is subject to one or more net leases with tenants (or similar leases under which the tenant is generally responsible for paying or reimbursing the landlord for taxes and insurance); and

(h)           in the case of a Real Estate Asset owned by any Specified Joint Venture:

(i)            such Real Estate Asset is either (A) improved with one or more completed office, industrial and/or retail buildings or (B) at all times a Real Estate Asset of the same type it was on the date of the First Closing;

(ii)           the relative percentage ownership of the Parent Guarantor or any of its Wholly-Owned Subsidiaries in the voting Equity Interests of the owner or lessee of such Real Estate Asset does not decrease from such relative percentage ownership interest held by the Parent Guarantor or any of its Wholly-Owned Subsidiaries on the date of the First Closing; and

(iii)          neither any Subsidiary of any Specified Joint Venture that is a direct owner of such Real Estate Asset nor any Subsidiary of the Parent Guarantor that directly or indirectly owns Equity Interests in such direct owner has guaranteed the Indebtedness of any other Person or incurred, acquired, or suffered to exist any Recourse Indebtedness, unless such direct owner becomes a guarantor under the Notes and delivers to the holders of Notes (A) a Subsidiary Guaranty or a joinder thereto, (B) a customary opinion of counsel to such Person, in a form reasonably acceptable to the Required Holders, (C) copies of formation documents of such Person and (D) resolutions authorizing such Person’s execution, delivery and performance of such Subsidiary Guaranty or a joinder thereto, as applicable.

“Unsecured Indebtedness” means the outstanding principal amount of Total Indebtedness that is not secured by a Lien on any property, Equity Interests or other assets.

“Unsecured Interest Expense” means, for any period, the amount of Consolidated Interest Expense during such period on all Unsecured Indebtedness.  Unsecured Interest Expense, for any period, shall be equal to the greater of (a) the actual Consolidated Interest Expense on all Unsecured Indebtedness during such period and (b) the Consolidated Interest

Schedule B-22

Expense that would be payable on all Unsecured Indebtedness during such period using an assumed interest rate of 5.0% per annum.

“USA PATRIOT Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“U.S. Economic Sanctions” is defined in Section 5.16(a).

“U.S. Person” has the meaning set forth in Section 7701(a)(30) of the Code.

“Wholly-Owned Subsidiary” of a Person means any Subsidiary of which all of the outstanding voting Equity Interests shall at the time be owned or controlled, directly or indirectly, by such Person or one or more Wholly-Owned Subsidiaries of such Person, or by such Person and one or more Wholly-Owned Subsidiaries of such Person.

Schedule B-23

SCHEDULE 1(a)

[FORM OF NOTE]

CSP OPERATING PARTNERSHIP, LP

(to be renamed GPT OPERATING PARTNERSHIP LP upon consummation of the Merger)

GPT PROPERTY TRUST LP

4.97% GUARANTEED SENIOR NOTE DUE DECEMBER 17, 2024

No. R-[ ]	[Date]
$[ ]	PPN: 36221* AA5

FOR VALUE RECEIVED, the undersigned, CSP OPERATING PARTNERSHIP, LP, a limited partnership organized and existing under the laws of the State of Delaware (to be renamed GPT OPERATING PARTNERSHIP LP upon consummation of the Merger, the “Company”), and GPT PROPERTY TRUST LP, a limited partnership organized and existing under the laws of the State of Delaware (“GPT Property Trust” and, together with the Company, collectively, the “Issuers”) hereby promise, jointly and severally, to pay to [            ], or registered assigns, the principal sum of [                     ] DOLLARS (or so much thereof as shall not have been prepaid) on December 17, 2024 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 4.97% per annum from the date hereof, payable semiannually, on the 17th day of June and December in each year, commencing with the June 17 or December 17 next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the Default Rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of JPMorgan Chase Bank, N.A. in New York, New York or at such other place as the Issuers shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Guaranteed Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase and Guarantee Agreement, dated as of December 17, 2015 (as from time to time amended, the “Note Purchase Agreement”), between the Issuers, Chambers Street Properties, a Maryland real estate investment trust (to be renamed Gramercy Property Trust upon consummation of the Merger), and the respective Purchasers named therein

Schedule 1(a)-1

and is entitled to the benefits thereof.  Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representation set forth in Section 6 of the Note Purchase Agreement.  Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Issuers may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Issuers will not be affected by any notice to the contrary.

This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the Issuers and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

Schedule 1(a)-2

CSP OPERATING PARTNERSHIP, LP (TO BE RENAMED GPT OPERATING PARTNERSHIP LP UPON CONSUMMATION OF THE MERGER)

By:	Chambers Street Properties (to be renamed Gramercy Property Trust upon consummation of the Merger), its general partner

By:
Name:
Title:

GPT PROPERTY TRUST LP

By:	Columbus Merger Sub, LLC,
its general partner

By:
Name:
Title:

Schedule 1(a)-3

SCHEDULE 1(b)

FORM OF SUBSIDIARY GUARANTY

SUBSIDIARY GUARANTY AGREEMENT

Dated as of [          ], 20[  ]

By

EACH OF THE GUARANTORS LISTED IN SCHEDULE A HERETO

Re:

$150,000,000

4.97% Guaranteed Senior Notes due December 17, 2024

of

CSP OPERATING PARTNERSHIP, LP

(to be renamed GPT OPERATING PARTNERSHIP LP

upon consummation of the Merger)

and

GPT PROPERTY TRUST LP

Schedule 1(b)-1

This Subsidiary Guaranty Agreement (as may be amended, restated or otherwise modified from time to time, this “Guaranty Agreement”), dated as of [   ], 20[  ], is made by each of the undersigned (each a “Guarantor” and, together with each of the other signatories hereto and any other entities from time to time parties hereto pursuant to Section 11(g) hereof, the “Guarantors”) in favor of the Purchasers (as defined below) and the other holders from time to time of the Notes (as defined below).  The Purchasers and such other holders are herein collectively called the “holders” and individually a “holder”.

RECITALS:

A.            CSP Operating Partnership, LP, a Delaware limited partnership (to be renamed GPT Operating Partnership LP upon consummation of the Merger, together with any permitted successors, the “Company”), GPT Property Trust LP, a Delaware limited partnership (together with any permitted successors, “GPT Property Trust” and, together with the Company, collectively, the “Issuers”), and Chambers Street Properties, a Maryland real estate investment trust (to be renamed Gramercy Property Trust upon consummation of the Merger, together with any permitted successors, the “Parent Guarantor” and, together with the Issuers, collectively, the “Obligors”), entered into a Note Purchase and Guarantee Agreement dated as of December 17, 2015 (as amended, modified, supplemented or restated from time to time, the “Note Agreement”) with the Persons listed on the signature pages thereto (the “Purchasers”).  Capitalized terms used herein have the meanings specified in the Note Agreement unless otherwise defined herein.

B.            Pursuant to the Note Agreement, the Issuers authorized the issuance of, and issued and sold, their 4.97% Guaranteed Senior Notes due December 17, 2024 in the aggregate principal amount of $150,000,000 (as may be amended, restated or otherwise modified from time to time, including any such notes issued in substitution therefor pursuant to Section 13 of the Note Agreement, collectively, the “Notes”).

C.            Pursuant to the Note Agreement, the Obligors are required to cause each Guarantor to deliver this Guaranty Agreement to the holders.

D.            Each Guarantor will receive direct and indirect benefits from the financing arrangements contemplated by the Note Agreement.  The Board of Directors (or equivalent body) of each Guarantor has determined that the incurrence of such obligations is in the best interests of such Guarantor.

NOW, THEREFORE, in compliance with the Note Agreement, and in consideration of, the execution and delivery of the Note Agreement and the purchase of the Notes by each of the Purchasers, each Guarantor hereby covenants and agrees with, and represents and warrants to each of the holders as follows:

SECTION 1.         GUARANTY.

(a)           Subject to the limitations provided in paragraph (e) below, each Guarantor hereby irrevocably, absolutely, unconditionally and jointly and severally with the other Guarantors, guarantees to the holders from time to time of the Notes:  (i) the full and prompt payment on demand of the principal of all of the Notes and of the interest thereon at the rate

Schedule 1(b)-2

therein stipulated (including, without limitation, to the extent legally enforceable, interest on any overdue principal, Make-Whole Amount, if any, and interest at the rates specified in the Notes and interest accruing or becoming owing both prior to and subsequent to the commencement of any bankruptcy, reorganization or similar proceeding involving either Issuer or such Guarantor) and the Make-Whole Amount, if any, and all other amounts owing to the holders from time to time under the Notes and the Note Agreement when and as the same shall become due and payable, whether by lapse of time, upon redemption or prepayment, by extension or by acceleration or declaration, or otherwise, to the extent theretofore not irrevocably paid by the Issuers, (ii) the full and prompt performance and observance by the Issuers of each and all of the covenants and agreements required to be performed or observed under the terms of the Note Agreement and the Notes when and as the same are not performed and observed by the Issuers on the due date, and (iii) payment of all costs and expenses, legal or otherwise (including reasonable attorneys’ fees) and such expenses, if any, as shall have been expended or incurred in the protection or enforcement of any right or privilege under the Note Agreement or the Notes or in any consultation or action in connection therewith, and in each and every case irrespective of the validity, regularity, or enforcement of any of the Notes or the Note Agreement, or any of the terms thereof or of any other like circumstance or circumstances (all of the obligations described in the foregoing clause (i), clause (ii) and clause (iii) being referred to herein as the “Guaranteed Obligations”).  The guaranty of the Guaranteed Obligations herein provided for is a guaranty of the immediate and timely payment of the principal, interest and Make-Whole Amount, if any, on the Notes and other amounts owing in respect of the Guaranteed Obligations as and when the same are due and payable to the extent theretofore not irrevocably paid by the Issuers and shall not be deemed to be a guaranty only of the collectability of such payments and that in consequence thereof each holder of the Notes may sue any Guarantor directly upon such Guaranteed Obligations.  Each Guarantor agrees as a primary obligation to indemnify each holder of Notes from time to time on demand from and against any loss incurred by it as a result of the Note Agreement, any Notes and/or this Guaranty Agreement being or becoming void, voidable, invalid or unenforceable for any reason whatsoever, whether or not known to such holder of Notes, the amount of such loss being the amount which such holder of Notes would otherwise have been entitled to recover from such Guarantor, provided that the amount recoverable from such Guarantor under this indemnity will not exceed the amount such Guarantor would have had to pay under this Section 1 if the amount claimed had been recoverable on the basis of a guarantee.

(b)           Joint and Several Liability.  Each Guarantor hereby acknowledges and agrees that such Guarantor’s liability hereunder is joint and several with the other Guarantors, the Parent Guarantor and any other Person(s) who may guarantee the obligations and Indebtedness under and in respect of the Notes and the Note Agreement.

(c)           Principal Obligors.  The obligations of the Guarantors hereunder shall be deemed to be undertaken as principal obligors and not merely as sureties.

(d)           Continuing Obligations.  The obligations of each Guarantor hereunder shall be continuing obligations notwithstanding any settlement of account or other matter or thing whatsoever and, in particular but without limitation, shall not be considered satisfied by any intermediate payment or satisfaction of all or any of the Issuers’ obligations under or in

Schedule 1(b)-3

respect of any Note and/or the Note Agreement and shall continue in full force and effect until all sums due from the Issuers in respect of the Notes and the Note Agreement have been paid and all other obligations of the Issuers thereunder or in respect thereof have been satisfied, in full.

(e)           Limitations.

(i)            In this Subclause:

“Fraudulent Transfer Law” means any applicable United States bankruptcy and State fraudulent transfer and conveyance statute and any related case law; and

terms used in this Subclause are to be construed in accordance with the Fraudulent Transfer Laws.

(ii)           Each Guarantor acknowledges that:

(A)          it will receive valuable direct or indirect benefits as a result of the transactions financed by the Note Agreement and the Notes; and

(B)          those benefits will constitute reasonably equivalent value and fair consideration for the purpose of any Fraudulent Transfer Law.

(iii)          Each holder of Notes agrees that each relevant Guarantor’s liability under this Clause is limited to a maximum aggregate amount equal to the largest amount that would not render its obligations under this Clause subject to avoidance as a fraudulent transfer or conveyance under any Fraudulent Transfer Law, in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement, indemnification or contribution of such Guarantor pursuant to applicable law or pursuant to the terms of any agreement.

(iv)          Each Guarantor represents and warrants to each holder of Notes that:

(A)          the aggregate amount of its debts (including its obligations under this Guaranty Agreement) is less than the aggregate value (being the lesser of fair valuation and present fair saleable value) of its assets;

(B)          its capital is not unreasonably small to carry on its business as it is being conducted;

(C)          it has not incurred and does not intend to incur debts beyond its ability to pay as they mature; and

Schedule 1(b)-4

(D)          it has not made a transfer or incurred any obligation under the Notes, the Note Agreement or this Guaranty Agreement with the intent to hinder, delay or defraud any of its present or future creditors.

For the purposes of the foregoing, the amount of contingent liabilities have been computed as the amount that, in light of all the facts and circumstances existing on the date this representation and warranty is made, can reasonably be expected to become an actual or matured liability.

SECTION 2.         OBLIGATION ABSOLUTE AND UNCONDITIONAL; TERMINATION.

(a)           Subject to the limitations provided for in Section 1(e) above, this Guaranty Agreement shall be absolute and unconditional and shall remain in full force and effect until all of the Guaranteed Obligations shall have been fully, finally and indefeasibly paid and such Guaranteed Obligations shall not be affected, modified or impaired upon the happening from time to time of any event or condition, including without limitation any of the following, whether or not with notice to or the consent of any Guarantor:

(i)            the power or authority or the lack of power or authority of either Issuer to issue the Notes or of either Issuer to execute and deliver the Note Agreement, and irrespective of the validity of the Notes or the Note Agreement or of any defense whatsoever that either Issuer may or might have to the payment of the Notes (including, without limitation, principal, interest, or Make-Whole Amount, if any) or to the performance or observance of any of the provisions or conditions of the Note Agreement, or the existence or continuance of either Issuer as a legal entity;

(ii)           any failure to present the Notes for payment or to demand payment thereof, or to give any Guarantor, the Parent Guarantor or either Issuer notice of dishonor for non-payment of the Notes, when and as the same may become due and payable, or notice of any failure on the part of either Issuer or the Parent Guarantor to do any act or thing or to perform or to keep any covenant or agreement by either of them to be done, kept or performed under the terms of the Notes or the Note Agreement;

(iii)          the acceptance of any security or any guaranty, the advance of additional money to either Issuer, any extension of the obligation of the Notes, either indefinitely or for any period of time, or any other modification in the obligation of the Notes or the Note Agreement or of either Issuer or the Parent Guarantor thereon, or in connection therewith, or any sale, release, substitution or exchange of any security;

(iv)          any act or failure to act with regard to the Notes, the Note Agreement or this Guaranty Agreement or anything which might vary the risk of any Guarantor;

(v)           any action taken under the Note Agreement or this Guaranty Agreement in the exercise of any right or power thereby conferred or any failure or omission on the part of any holder of any Note to first enforce any right or security given under the Note Agreement or this Guaranty Agreement or any failure or omission on the part of any holder of

Schedule 1(b)-5

any of the Notes to first enforce any right against either Issuer, the Parent Guarantor or any other Guarantor;

(vi)          the waiver, compromise, settlement (other than payment in full in cash by the Issuers), release or termination of any or all of the obligations, covenants or agreements of the Issuers or the Parent Guarantor contained in the Note Agreement, or of any other Guarantor contained in this Guaranty Agreement, or of the payment, performance or observance thereof;

(vii)         the failure to give notice to the Issuers, the Parent Guarantor or any other Guarantor of the occurrence of any Default or Event of Default under the terms and provisions of the Note Agreement;

(viii)        the extension of the time for payment of any principal of, or interest (or Make-Whole Amount, if any), on any Note owing or payable on such Note or of the time of or for performance of any obligations, covenants or agreements under or arising out of the Note Agreement, the Notes or this Guaranty Agreement or the extension or the renewal of any thereof;

(ix)          the modification or amendment (whether material or otherwise) of any obligation, covenant or agreement set forth in the Note Agreement, the Notes or this Guaranty Agreement;

(x)           any failure, omission, delay or lack on the part of the holders of the Notes to enforce, assert or exercise any right, power or remedy conferred on the holders of the Notes in the Note Agreement, the Notes or this Guaranty Agreement or any other act or acts on the part of the holders from time to time of the Notes;

(xi)          the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization or arrangement under bankruptcy or similar laws, composition with creditors or readjustment of, or other similar procedures affecting the Parent Guarantor, any Guarantor or either Issuer or any of the assets of any of them, or any allegation or contest of the validity of the Note Agreement, the Notes or this Guaranty Agreement or the disaffirmance of the Note Agreement, the Notes or this Guaranty Agreement in any such proceeding (it being understood that the obligations of each Guarantor under this Guaranty Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment made with respect to the Notes is rescinded or must otherwise be restored or returned by any holder of the Notes upon the insolvency, bankruptcy or reorganization of either Issuer, the Parent Guarantor or any Guarantor, all as though such payment had not been made);

(xii)         any event or action that would, in the absence of this clause, result in the release or discharge by operation of law of any Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Guaranty Agreement;

Schedule 1(b)-6

(xiii)        the invalidity or unenforceability of the Note Agreement, the Notes or this Guaranty Agreement;

(xiv)        the invalidity or unenforceability of the obligations of any Guarantor under this Guaranty Agreement, the absence of any action to enforce such obligations of any Guarantor, any waiver or consent by any Guarantor with respect to any of the provisions of the Note Agreement, the Notes or this Guaranty Agreement or any other circumstances which might otherwise constitute a discharge or defense by any Guarantor, including, without limitation, any failure or delay in the enforcement of the obligations of such Guarantor with respect to this Guaranty Agreement or of notice thereof; or any suit or other action brought by any shareholder or creditor of, or by, any Guarantor or any other Person, for any reason, including, without limitation, any suit or action in any way attacking or involving any issue, matter or thing in respect of this Guaranty Agreement, the Note Agreement or the Notes or any other agreement;

(xv)         the default or failure of either Issuer, the Parent Guarantor or any Guarantor fully to perform any of its covenants or obligations set forth in the Note Agreement, the Notes or this Guaranty Agreement;

(xvi)        the impossibility or illegality of performance on the part of either Issuer or any other Person of its obligations under the Note Agreement, the Notes or any other instruments;

(xvii)       in respect of either Issuer or any other Person, any change of circumstances, whether or not foreseen or foreseeable, whether or not imputable to such Issuer or any other Person, or other impossibility of performance through fire, explosion, accident, labor disturbance, floods droughts, embargoes, wars (whether or not declared), civil commotions, acts of God or the public enemy, delays or failure of suppliers or carriers, inability to obtain materials, action of any regulatory body or agency, change of law or any other causes affecting performance, or other force majeure, whether or not beyond the control of either Issuer or any other Person and whether or not of the kind hereinbefore specified;

(xviii)      any attachment, claim, demand, charge, lien, order, process, encumbrance or any other happening or event or reason, similar or dissimilar to the foregoing, or any withholding or diminution at the source, by reason of any taxes, assessments, expenses, indebtedness, obligations or liabilities of any character, foreseen or unforeseen, and whether or not valid, incurred by or against any Person, or any claims, demands, charges or liens of any nature, foreseen or unforeseen, incurred by any Person, or against any sums payable under this Guaranty Agreement, so that such sums would be rendered inadequate or would be unavailable to make the payments herein provided;

(xix)        the failure of any Guarantor to receive any benefit or consideration from or as a result of its execution, delivery and performance of this Guaranty Agreement;

(xx)        any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Guarantor in respect of the obligations of such Guarantor under this Guaranty Agreement;

Schedule 1(b)-7

(xxi)        any default, failure or delay, wilful or otherwise, in the performance by either Issuer or any other Person of any obligations of any kind or character whatsoever of such Issuer or such other Person (including, without limitation, the obligations and undertakings of such Issuer or such other Person under the Notes or the Note Agreement); or

(xxii)       any order, judgment, decree, ruling or regulation (whether or not valid) of any court of any nation or of any political subdivision thereof or any body, agency, department, official or administrative or regulatory agency of any thereof or any other action, happening, event or reason whatsoever which shall delay, interfere with, hinder or prevent, or in any way adversely affect, the performance by any party of its respective obligations under the Notes, the Note Agreement or any instrument relating thereto;

provided that the specific enumeration of the above-mentioned acts, failures or omissions shall not be deemed to exclude any other acts, failures or omissions, though not specifically mentioned above, it being the purpose and intent of this paragraph that the obligations of each Guarantor hereunder shall be absolute and unconditional to the extent herein specified and shall not be discharged, impaired or varied except by the full, final and indefeasible payment to the holders thereof of the principal of, interest on and Make-Whole Amount, if any, and any other amounts due in respect of the Notes and under the Note Agreement, and then only to the extent of such payments.  Without limiting any of the other terms or provisions hereof, it is understood and agreed that in order to hold any Guarantor liable hereunder, there shall be no obligation on the part of any holder of any Note to resort, in any manner or form, for payment, to either Issuer, to any other Person (including the Parent Guarantor or any other Guarantor) or to the properties or estates of any of the foregoing.  All rights of the holder of any Note pursuant thereto or to this Guaranty Agreement, the Note Agreement and the Notes may be transferred or assigned, in accordance with applicable law, at any time or from time to time and shall be considered to be transferred or assigned upon the transfer of such Note whether with or without the consent of or notice to any Guarantor, the Parent Guarantor or either Issuer.  Without limiting the foregoing, it is understood that repeated and successive demands may be made and recoveries may be had hereunder as and when, from time to time, the Issuers shall default under the terms of the Notes or the Note Agreement and that notwithstanding recovery hereunder for or in respect of any given default or defaults by the Issuers under the Notes or the Note Agreement, this Guaranty Agreement shall remain in full force and effect and shall apply to each and every subsequent default.

(b)           To the fullest extent permitted by law, each Guarantor does hereby expressly waive:

(i)            notice of all of the matters specified in clause (a) of this Section 2 and any requirement of diligence on the part of any holder of Notes or its representatives;

(ii)           notice of acceptance of this Guaranty Agreement;

(iii)          notice of any purchase or acceptance of the Notes under the Note Agreement, or the creation, existence or acquisition of any of the Guaranteed Obligations,

Schedule 1(b)-8

subject to each Guarantor’s right to make inquiry of each holder to ascertain the amount of the Guaranteed Obligations at any reasonable time;

(iv)          notice of the amount of the Guaranteed Obligations, subject to each Guarantor’s right to make inquiry of each holder to ascertain the amount of the Guaranteed Obligations at any reasonable time; and

(v)           any stay (except in connection with a pending appeal), valuation, appraisal, redemption or extension law now or at any time hereafter in force that, but for this waiver, might be applicable to any sale of property of any Guarantor made under any judgment, order or decree based on this Guaranty Agreement, and each Guarantor covenants that it will not at any time insist upon or plead, or in any manner claim or take the benefit or advantage of any such law.

(c)           Each of the rights and remedies granted under this Guaranty Agreement to each holder in respect of the Notes held by such holder may be exercised by such holder without notice to, or the consent of or any other action by, any other holder.  Each holder may proceed to protect and enforce this Guaranty Agreement by making the payment hereunder on demand, by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement contained herein or in execution or aid of any power herein granted; or for the recovery of judgment for the obligations hereby guarantied or for the enforcement of any other proper, legal or equitable remedy available under applicable law.

(d)           If any holder shall have instituted any proceeding to enforce any right or remedy under the Note Agreement, this Guaranty Agreement or any Note held by such holder and such proceeding shall have been discontinued or abandoned for any reason, or shall have been determined adversely to such holder, then and in every such case each such holder and each Issuer shall, except as may be limited or affected by any determination in such proceeding, be restored severally and respectively to its respective former position hereunder and thereunder, and thereafter the rights and remedies of such holders shall continue as though no such proceeding had been instituted.

(e)           Notwithstanding anything to the contrary above, any Guarantor, by written notice to each holder of a Note, may terminate its obligations under this Guaranty Agreement on the terms and conditions set forth in Section 9.7 of the Note Agreement.

(f)            Any term or provision of this Guaranty Agreement, the Note Agreement or the Notes notwithstanding, if any U.S. federal or state fraudulent conveyance laws are determined by a court of competent jurisdiction to be applicable to the obligations of any Guarantor hereunder, such Guarantor’s obligations hereunder shall be limited to the maximum aggregate amount of the obligations that would not render such Guarantor’s obligations subject to avoidance under applicable U.S. federal or state fraudulent conveyance laws.

Schedule 1(b)-9

SECTION 3.         SUBROGATION; PAYMENTS HELD IN TRUST.

(a)           To the extent of any payments made under this Guaranty Agreement, each Guarantor shall be subrogated to the rights of the holder of the Notes receiving such payments, but each Guarantor covenants and agrees that it will not exercise any such rights of subrogation, any rights of setoff, reimbursement, contribution or indemnity, or any rights or recourse to any security for the Notes or this Guaranty Agreement, in each case unless and until all of the Guaranteed Obligations shall have been fully paid and discharged, or payment therefor has been provided, nor shall any Guarantor accept any payment on account of such rights.

(b)           If any payment shall be made to any Guarantor by either Issuer, the Parent Guarantor or any other Guarantor of any amounts owing to such Guarantor by either Issuer, the Parent Guarantor or any other Guarantor during any time when the obligations of such Guarantor hereunder shall have become due and payable, such Guarantor shall hold in trust all such payments for the benefit of the holders of the Notes and the proceeds thereof shall be paid over to the holders of the Notes.

SECTION 4.         PREFERENCE.

Each Guarantor agrees that to the extent either Issuer or any other Person makes any payment on the Guaranteed Obligations, which payment or any part thereof is subsequently invalidated, voided, declared to be fraudulent or preferential, set aside, or is required to be repaid to a trustee, receiver or any other Person under any bankruptcy code, common law, or equitable cause, then and to the extent of such payment, the obligation or the part thereof intended to be satisfied shall be revived and continued in full force and effect with respect to such Guarantor’s obligations hereunder, as if said payment had not been made.  The liability of each Guarantor hereunder shall not be reduced or discharged, in whole or in part, by any payment to any holder of the Notes from any source that is thereafter paid, returned or refunded in whole or in part by reason of the assertion of a claim of any kind relating thereto, including, but not limited to, any claim for breach of contract, breach of warranty, preference, illegality, invalidity or fraud asserted by any account debtor or by any other Person.

SECTION 5.         MARSHALING.

None of the holders of the Notes shall be under any obligation (a) to marshal any assets in favor of any Guarantor or in payment of any or all of the liabilities of the Issuers under or in respect of the Notes or the Note Agreement, the obligation of the Parent Guarantor under the Note Agreement or the obligation of each Guarantor hereunder or (b) to pursue any other remedy that any Guarantor may or may not be able to pursue itself and that may lighten such Guarantor’s burden, any right to which each Guarantor hereby expressly waives.

SECTION 6.         REPRESENTATIONS AND WARRANTIES OF EACH GUARANTOR.

Each Guarantor represents and warrants to you as follows:

(a)            Organization and Authority.  Such Guarantor is a limited liability company, limited partnership or corporation duly organized, validly existing and, to the extent

Schedule 1(b)-10

such concept is recognized, in good standing under the laws of its jurisdiction of incorporation; such Guarantor has the corporate (or other appropriate) power and authority to own its properties and to conduct its business and is duly qualified as a foreign entity and, to the extent such concept is recognized, is in good standing in each other jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or, to the extent such concept is recognized, in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b)            Transaction Is Legal and Authorized.  The issuance of this Guaranty Agreement, and the execution, delivery and performance by such Guarantor of this Guaranty Agreement and compliance with all of the provisions of this Guaranty Agreement:

(1)            are within the corporate (or other) powers of such Guarantor;

(2)            will not violate any provisions of any law or any order of any court or governmental authority or agency and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under the articles of association, charter or By-laws or other constitutive documents of such Guarantor or any indenture or other material agreement or instrument to which such Guarantor is a party or by which it may be bound or result in the imposition of any Lien on any property of such Guarantor; and

(3)            have been duly authorized by proper action on the part of such Guarantor and any required action by the stockholders or other equity holders of such Guarantor required by law or by the articles of association, charter or By-laws or other constitutive documents of such Guarantor or otherwise, executed and delivered by such Guarantor and this Guaranty Agreement constitutes the legal, valid and binding obligation, contract and agreement of such Guarantor enforceable in accordance with its terms, except as such terms may be limited by (i) bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally, (ii) equitable principles of general applicability (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) by other principles of law set out as qualifications or reservations to any legal opinion delivered in connection with this Guaranty Agreement.

(c)            Governmental Consent.  No approval, consent, registration, filing or withholding of objection on the part of any Governmental Authority is necessary in connection with the execution and delivery by such Guarantor of this Guaranty Agreement or compliance by such Guarantor with any of the provisions of this Guaranty Agreement.

(d)            Commercial Benefit.  Such Guarantor will receive direct and indirect benefits from the financing arrangements contemplated by the Note Agreement, and the Board of Directors (or equivalent body) of such Guarantor has determined that the incurrence of its obligations under this Guaranty Agreement is in the best interests of such Guarantor.

(e)            Solvency.  After giving effect to the execution and delivery of this Guaranty Agreement and taking into account (i) the likelihood of being required to perform this Guaranty Agreement and (ii) the fact that such Guarantor does not have any intention to defraud

Schedule 1(b)-11

any of its creditors, such Guarantor is solvent and able to pay its debts as and when they become due and payable.

Without in any way limiting the generality of the warranties and representations of the Issuers and the Parent Guarantor contained in Section 5 of the Note Agreement, each of such warranties and representations is, insofar as it refers to any Subsidiary, true and correct with respect to such Guarantor.

Such Guarantor will comply with each of the provisions of Section 9 and Section 10 of the Note Agreement, and each other covenant and agreement contained therein, that is applicable to any Subsidiary generally.

SECTION 7.         SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

(a)           Each Guarantor irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Guaranty Agreement.  To the fullest extent permitted by applicable law, each Guarantor irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b)           Each Guarantor consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 7(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 8 or at such other address of which such holder shall then have been notified pursuant to said Section.  Each Guarantor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it.  Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c)           Nothing in this Section 7 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against any Guarantor in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d)           The parties hereto hereby waive trial by jury in any action brought on or with respect to this Guaranty Agreement or any other document executed in connection herewith or therewith.

Schedule 1(b)-12

SECTION 8.         NOTICES.

All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by a recognized overnight delivery service (with charges prepaid).  Any such notice must be sent:

(i)            if to a Purchaser, to such Purchaser at the address specified for such communications in Schedule A to the Note Agreement, or at such other address as the Purchaser shall have specified to the Issuers in writing, or

(ii)           if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Issuers in writing, or

(iii)          if to any Guarantor, to [   ] or at such other addresses as such Guarantor shall have specified to the holder of each Note in writing.

Notices under this Section 8 will be deemed given only when actually received.

SECTION 9.         AMENDMENTS AND MODIFICATIONS; SOLICITATION OF HOLDERS.

(a)           This Guaranty Agreement may only be amended and compliance therewith waived (either generally or in a particular instance and either retroactively or prospectively) by an instrument in writing signed by each Guarantor and by the Required Holders; provided, that without the written consent of the holders of all of the Notes then outstanding, no such amendment or waiver shall be effective which will reduce the scope of the guaranty set forth in this Guaranty Agreement or amend Sections 1, 2, 3, 4, 5, or 10 hereof or amend this Section 9.  No such amendment or modification shall extend to or affect any obligation not expressly amended or modified or impair any right consequent thereon.

(b)           No Guarantor will solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Guaranty Agreement unless each holder of the Notes (irrespective of the amount of Notes then owned by it) shall be informed thereof by such Guarantor and shall be afforded the opportunity of considering the same and shall be supplied by such Guarantor with a sufficient information to enable it to make an informed decision with respect thereto.  No Guarantor will, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise or grant any security or provide other credit support, to any holder of the Notes as consideration for or as an inducement to the entering into by any holder of the Notes of any waiver or amendment of any of the terms and provisions of this Guaranty Agreement, the Note Agreement or the Notes, unless such remuneration is concurrently paid or security is concurrently granted or other credit support is concurrently provided, on the same terms, ratably to the holders of all of the Notes then outstanding.  Promptly and in any event within 30 days of the date of execution and delivery of any such waiver or amendment, each Guarantor shall provide a true, correct and complete copy thereof to each of the holders of the Notes.

Schedule 1(b)-13

(c)           Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Guaranty Agreement, or have directed the taking of any action provided herein to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by either Issuer, the Parent Guarantor or any of their respective Affiliates shall be deemed not to be outstanding.

(d)           Any consent, waiver or amendment made pursuant to this Section 9 by a holder of Notes that has transferred or has agreed to transfer its Notes to either Issuer, the Parent Guarantor, any Subsidiary or any Affiliate (including any Guarantor) of either Issuer or the Parent Guarantor and has provided or has agreed to provide such written consent, waiver or amendment as a condition to such transfer shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted without the agreement or consent of such holder (and the agreement or consent of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.

SECTION 10.       PARI PASSU.

The payment obligations of each Guarantor under this Guaranty Agreement will at all times rank at least pari passu in right of payment, without preference or priority, with all other unsecured and unsubordinated Indebtedness of such Guarantor, except for (i) such Indebtedness as would, by virtue only of the law in force in the jurisdiction in which such Guarantor is organized, be preferred by operation of bankruptcy, insolvency, liquidation or similar laws of general application and (ii) the limitations set forth in Section 1(e) hereof.

SECTION 11.       MISCELLANEOUS.

(a)           No remedy herein conferred upon or reserved to any holder of any Note is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty Agreement now or hereafter existing at law or in equity.  No delay or omission to exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof but any such right or power may be exercised from time to time and as often as may be deemed expedient.  In order to entitle any holder of any Note to exercise any remedy reserved to it under this Guaranty Agreement, it shall not be necessary for such holder to physically produce its Note in any proceedings instituted by it or to give any notice, other than such notice as may be herein expressly required.

(b)           In case any one or more of the provisions contained in this Guaranty Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.

Schedule 1(b)-14

(c)           This Guaranty Agreement shall be binding upon the undersigned Guarantors and their respective successors and assigns and shall inure to the benefit of the Purchasers and their respective successors and assigns so long as any of their respective Notes remain outstanding and unpaid.

(d)           Each Guarantor will maintain an office at the address of such Guarantor referred to in Section 8, where notices, presentations and demands in respect hereof or of the Guaranteed Obligations may be made upon such Guarantor until such time as such Guarantor shall notify each holder of any change of location of such office.

(e)           This Guaranty Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(f)            The obligations of each Guarantor under the final sentence of Section 1(a) will survive the payment or transfer of the obligations hereunder, the enforcement, amendment or waiver of any provision of this Guaranty Agreement, and the termination hereof.

(g)           It is agreed and understood that any Person may become a Guarantor hereunder by executing a Guarantor Supplement substantially in the form of Exhibit A attached hereto and delivering the same to each holder of the Notes.  Any such Person shall thereafter be a “Guarantor” for all purposes under this Guaranty Agreement.

*    *    *    *    *

Schedule 1(b)-15

IN WITNESS WHEREOF, each Guarantor has caused its corporate name to be hereunto subscribed on the date first above written.

[Name of Guarantor]

By:
Name:
Title:

[Name of Guarantor]

By:
Name:
Title:

[Name of Guarantor]

By:
Name:
Title:

Schedule 1(b)-16

SCHEDULE A

GUARANTORS

NAME	JURISDICTION OF ORGANIZATION

[ ]	[ ]

Schedule 1(b)-17

EXHIBIT A

GUARANTOR SUPPLEMENT

THIS GUARANTOR SUPPLEMENT (this “Guarantor Supplement”), dated as of [   ], 20[   ] is made by [               ], a [               ] (the “Additional Guarantor”), in favor of the holders from time to time of the Notes issued pursuant to the Note Agreement (defined and described below).

PRELIMINARY STATEMENTS:

I.             Pursuant to the Note Purchase and Guarantee Agreement dated as of December 17, 2015 (as amended, modified, supplemented or restated from time to time, the “Note Agreement”), by and among CSP Operating Partnership, LP, a Delaware limited partnership (to be renamed GPT Operating Partnership LP upon consummation of the Merger, together with any permitted successors, the “Company”), GPT Property Trust LP, a Delaware limited partnership (together with any permitted successors, “GPT Property Trust” and, together with the Company, collectively, the “Issuers”), and Chambers Street Properties, a Maryland real estate investment trust (to be renamed Gramercy Property Trust upon consummation of the Merger, together with any permitted successors, the “Parent Guarantor” and, together with the Issuers, collectively, the “Obligors”), and the Persons listed on the signature pages thereto (the “Purchasers”), the Issuers have issued and sold their 4.97% Guaranteed Senior Notes due December 17, 2024 in the aggregate principal amount of $150,000,000 (as may be amended, restated or otherwise modified from time to time, including any such notes issued in substitution therefor pursuant to Section 13 of the Note Agreement, collectively, the “Notes”).

II.            The Obligors are required, pursuant to the Note Agreement, to cause the Additional Guarantor to deliver this Guarantor Supplement in order to cause the Additional Guarantor to become a Guarantor under the Subsidiary Guaranty Agreement dated as of [   ], 20[  ], executed by certain Subsidiaries of the Issuers (together with each entity that from time to time becomes a party thereto by executing a Guarantor Supplement pursuant to Section 11(g) thereof, collectively, the “Guarantors”) in favor of each holder from time to time of any of the Notes (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Guaranty Agreement”).

III.          The Additional Guarantor has received and will receive substantial direct and indirect benefits from the Obligors’ compliance with the terms and conditions of the Note Agreement and the Notes issued thereunder.

IV.          Capitalized terms used and not otherwise defined herein have the definitions set forth in the Note Agreement.

NOW THEREFORE, in consideration of the funds advanced to the Issuers by the Purchasers under the Note Agreement and to enable the Obligors to comply with the terms of the Note Agreement, the Additional Guarantor hereby covenants, represents and warrants to the holders as follows:

Schedule 1(b)-18

The Additional Guarantor hereby becomes a Guarantor for all purposes of the Guaranty Agreement.  Without limiting the foregoing, the Additional Guarantor hereby (a) jointly and severally with the other Guarantors under the Guaranty Agreement, guarantees to the holders from time to time of the Notes the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) and the full and prompt performance and observance of all Guaranteed Obligations (as defined in Section 1(a) of the Guaranty Agreement) in the same manner and to the same extent as is provided in the Guaranty Agreement, (b) accepts and agrees to perform and observe all of the covenants set forth therein, (c) waives the rights set forth in Section 3 of the Guaranty Agreement, (d) makes the representations and warranties set forth in Section 6 of the Guaranty Agreement and (e) waives the rights, submits to jurisdiction, and waives service of process as described in Section 7 of the Guaranty Agreement.

Notice of acceptance of this Guarantor Supplement and of the Guaranty Agreement, as supplemented hereby, is hereby waived by the Additional Guarantor.

The address for notices and other communications to be delivered to the Additional Guarantor pursuant to Section 8 of the Guaranty Agreement is set forth below.

IN WITNESS WHEREOF, the Additional Guarantor has caused this Guarantor Supplement to be duly executed and delivered as of the date and year first above written.

[NAME OF ADDITIONAL GUARANTOR]

By:
Name:
Title:

Notice Address for such Guarantor

Schedule 1(b)-19

SCHEDULE 4.4(a)

[FORM OF OPINION OF MORRISON & FOERSTER (UK) LLP, SPECIAL COUNSEL
FOR THE OBLIGORS]

Schedule 4.4(a)-1

SCHEDULE 4.4(b)

[FORM OF OPINION OF MORGAN, LEWIS & BOCKIUS LLP, SPECIAL COUNSEL
TO THE PURCHASERS]

Schedule 4.4(b)-21

SCHEDULE 5.3

DISCLOSURE MATERIALS

1.             GPT Investor Presentation dated October 2015.

2.             GPT Investor Q&A dated November 2015.

Schedule 5.3-1

SCHEDULE 5.4

SUBSIDIARIES OF THE PARENT GUARANTOR AND OWNERSHIP OF

SUBSIDIARY STOCK

SUBSIDIARIES OF THE PARENT GUARANTOR

Entity	Type of Entity	Jurisdiction	Percentage Ownership
GPT 74th STREET OWNER LLC	Limited Liability Company	Delaware	100%
GPT 190th STREET OWNER LLC	Limited Liability Company	Delaware	100%
GPT 3883 STEVE REYNOLDS BOULEVARD OWNER LLC	Limited Liability Company	Delaware	100%
GPT 3950 STEVE REYNOLDS BOULEVARD OWNER LLC	Limited Liability Company	Delaware	100%
GPT ALCOA AVENUE OWNER GP LLC	Limited Liability Company	Delaware	100%
GPT ALCOA AVENUE OWNER LP	Limited Partnership	Delaware	100%
GPT ARLINGTON HEIGHTS OWNER LLC	Limited Liability Company	Delaware	100%
GPT AUSTIN OWNER LLC	Limited Liability Company	Delaware	100%
GPT B STREET OWNER LLC	Limited Liability Company	Delaware	100%
GPT BELLMAWR OWNER LLC	Limited Liability Company	Delaware	100%
GPT BLOOMINGDALE OWNER LLC	Limited Liability Company	Delaware	100%
GPT BOA PORTFOLIO MEMBER LLC	Limited Liability Company	Delaware	100%
GPT BOLINGBROOK OWNER LLC	Limited Liability Company	Delaware	100%
GPT BUFFALO GROVE OWNER LLC	Limited Liability Company	Delaware	100%
GPT BURR RIDGE OWNER LLC	Limited Liability Company	Delaware	100%
GPT BUSINESS CENTER DRIVE OWNER LLC	Limited Liability Company	Delaware	100%
GPT CALABASH BRANCH OWNER GP LLC	Limited Liability Company	Delaware	100%

Schedule 5.4-1

GPT CALABASH BRANCH OWNER LP	Limited Partnership	Delaware	100%
GPT CANTON SUBOWNER LLC	Limited Liability Company	Delaware	100%
GPT CHICAGO DEPOT OWNER LLC	Limited Liability Company	Delaware	100%
GPT CHICAGO MANNHEIM OWNER LLC	Limited Liability Company	Delaware	100%
GPT CINNAMINSON OWNER LLC	Limited Liability Company	Delaware	100%
GPT DEER PARK TERMINAL OWNER LLC	Limited Liability Company	Delaware	100%
GPT E DEBBIE LANE OWNER LLC	Limited Liability Company	Delaware	100%
GPT EAST BRUNSWICK TERMINAL OWNER LLC	Limited Liability Company	Delaware	100%

Entity	Type of Entity	Jurisdiction	Ownership Percentage
GPT ELGIN OWNER LLC	Limited Liability Company	Delaware	100%
GPT ELK GROVE OWNER LLC	Limited Liability Company	Delaware	100%
GPT ELKRIDGE TERMINAL OWNER LLC	Limited Liability Company	Delaware	100%
GPT EMMAUS BRANCH OWNER GP LLC	Limited Liability Company	Delaware	100%
GPT EMMAUS BRANCH OWNER LP	Limited Partnership	Delaware	100%
GPT FRIDLEY OWNER LLC	Limited Liability Company	Delaware	100%
GPT FULTON DRIVE OWNER GP LLC	Limited Liability Company	Delaware	100%
GPT FULTON DRIVE OWNER LP	Limited Partnership	Delaware	100%
GPT GALESBURG OWNER LLC	Limited Liability Company	Delaware	100%
GPT GARLAND OWNER LLC	Limited Liability Company	Delaware	100%
GPT GIG BOA PORTFOLIO HOLDINGS LLC	Limited Liability Company	Delaware	100%
GPT GIG BOA PORTFOLIO OWNER LLC	Limited Liability Company	Delaware	100%
GPT GREAT VALLEY OWNER GP LLC	Limited Liability Company	Delaware	100%
GPT GREAT VALLEY OWNER	Limited Partnership	Pennsylvania	100%

Schedule 5.4-2

LP
GPT GROVEPORT OWNER LLC	Limited Liability Company	Delaware	100%
GPT HACKS CROSSING OWNER LLC	Limited Liability Company	Delaware	100%
GPT HAMPTON MAIN OWNER LLC	Limited Liability Company	Delaware	100%
GPT HARRISBURG OWNER GP LLC	Limited Liability Company	Delaware	100%
GPT HARRISBURG OWNER LP	Limited Partnership	Delaware	100%
GPT HIALEAH GARDENS OWNER LLC	Limited Liability Company	Delaware	100%
GPT HOUSTON TERMINAL OWNER LLC	Limited Liability Company	Delaware	100%
GPT INDUSTRIAL DRIVE OWNER LLC	Limited Liability Company	Delaware	100%
GPT KATRINE OWNER LLC	Limited Liability Company	Delaware	100%
GPT KENDALL POINT OWNER LLC	Limited Liability Company	Delaware	100%
GPT KENOSHA OWNER LLC	Limited Liability Company	Delaware	100%
GPT LEVEE OWNER LLC	Limited Liability Company	Delaware	100%
GPT LF ML1 OWNER LLC	Limited Liability Company	Delaware	100%
GPT LF ML2 OWNER LLC	Limited Liability Company	Delaware	100%
GPT MANASSAS WAREHOUSE OWNER LLC	Limited Liability Company	Delaware	100%
GPT MIDWAY OWNER LLC	Limited Liability Company	Delaware	100%
GPT MILFORD OWNER LLC	Limited Liability Company	Delaware	100%
GPT MORELAND AVE OWNER LLC	Limited Liability Company	Delaware	100%
GPT MORROW OWNER LLC	Limited Liability Company	Delaware	100%
GPT NASHVILLE OWNER LLC	Limited Liability Company	Delaware	100%
GPT NORTH HOLLYWOOD OWNER GP LLC	Limited Liability Company	Delaware	100%
GPT NORTH HOLLYWOOD OWNER LP	Limited Partnership	Delaware	100%

Schedule 5.4-3

Entity	Type of Entity	Jurisdiction	Ownership Percentage
GPT NW 112 STREET OWNER LLC	Limited Liability Company	Delaware	100%
GPT OAK CREEK OWNER LLC	Limited Liability Company	Delaware	100%
GPT OBETZ OWNER LLC	Limited Liability Company	Delaware	100%
GPT ORCHARD PARKWAY OWNER GP LLC	Limited Liability Company	Delaware	100%
GPT ORCHARD PARKWAY OWNER LP	Limited Partnership	Delaware	100%
GPT ORLANDO TERMINAL OWNER LLC	Limited Liability Company	Delaware	100%
GPT PAGE INDUSTRIAL OWNER LLC	Limited Liability Company	Delaware	100%
GPT PARSIPPANY OWNER LLC	Limited Liability Company	Delaware	100%
GPT PERU OWNER LLC	Limited Liability Company	Delaware	100%
GPT PINELLAS PARK OWNER LLC	Limited Liability Company	Delaware	100%
GPT RIDGEVIEW OWNER LLC	Limited Liability Company	Delaware	100%
GPT ROLLING MEADOWS OWNER LLC	Limited Liability Company	Delaware	100%
GPT ROYAL PINE DRIVE OWNER LLC	Limited Liability Company	Delaware	100%
GPT SAN BERNARDINO OWNER GP LLC	Limited Liability Company	Delaware	100%
GPT SAN BERNARDINO OWNER LP	Limited Partnership	Delaware	100%
GPT SANTA CLARA OWNER GP LLC	Limited Liability Company	Delaware	100%
GPT SANTA CLARA OWNER LP	Limited Partnership	Delaware	100%
GPT SELIG DRIVE OWNER LLC	Limited Liability Company	Delaware	100%
GPT SOUTH RIVER OWNER LLC	Limited Liability Company	Delaware	100%
GPT SUSSEX OWNER LLC	Limited Liability Company	Delaware	100%
GPT SWEDESBORO FACILITY OWNER LLC	Limited Liability Company	Delaware	100%
GPT TAMPA ACLINE OWNER	Limited Liability	Delaware	100%

Schedule 5.4-4

LLC	Company
GPT TRANSPORT OWNER LLC	Limited Liability Company	Delaware	100%
GPT TRANSPORT OWNER II LLC	Limited Liability Company	Delaware	100%
GPT VERNON OWNER LLC	Limited Liability Company	Delaware	100%
GPT VERNON OWNER LP	Limited Partnership	Delaware	100%
GPT WESTLAKE OWNER GP LLC	Limited Liability Company	Delaware	100%
GPT WESTLAKE OWNER LP	Limited Partnership	Delaware	100%
GPT WORCESTER OWNER LLC	Limited Liability Company	Delaware	100%
RT KEARNY MESA LLC	Limited Liability Company	Delaware	100%
RT TEXAS INDUSTRIAL, L.P.	Limited Partnership	Delaware	100%
RT TEXAS INDUSTRIAL, LLC	Limited Liability Company	Delaware	100%
RT FAIRFOREST BUILDING 7, LLC	Limited Liability Company	Delaware	100%
RT HJ PARK BUILDING, LLC	Limited Liability Company	Delaware	100%
RT NORTH RHETT III, LLC	Limited Liability Company	Delaware	100%
RT NORTH RHETT LAND, LLC	Limited Liability Company	Delaware	100%

Entity	Type of Entity	Jurisdiction	Ownership Percentage
RT JEDBURG COMMERCE PARK, LLC	Limited Liability Company	Delaware	100%
RT KINGS MOUNTAIN III, LLC	Limited Liability Company	Delaware	100%
RT KINGS MOUNTAIN LAND, LLC	Limited Liability Company	Delaware	100%
RT ENCLAVE, LLC	Limited Liability Company	Delaware	100%
RT FAIRFOREST BUILDING 1, LLC	Limited Liability Company	Delaware	100%
RT FAIRFOREST BUILDING 2, LLC	Limited Liability Company	Delaware	100%
RT FAIRFOREST BUILDING 3, LLC	Limited Liability Company	Delaware	100%
RT FAIRFOREST BUILDING 4, LLC	Limited Liability Company	Delaware	100%
RT FAIRFOREST LAND, LLC	Limited Liability	Delaware	100%

Schedule 5.4-5

	Company
RT HIGHWAY 290 BUILDING 1, LLC	Limited Liability Company	Delaware	100%
RT HIGHWAY 290 BUILDING 2, LLC	Limited Liability Company	Delaware	100%
RT HIGHWAY 290 BUILDING 5, LLC	Limited Liability Company	Delaware	100%
RT HIGHWAY 290 BUILDING 6, LLC	Limited Liability Company	Delaware	100%
RT HIGHWAY 290 BUILDING 7, LLC	Limited Liability Company	Delaware	100%
RT ORCHARD BUSINESS PARK 2, LLC	Limited Liability Company	Delaware	100%
RT GREENVILLE/SPARTANBURG PARK BUILDING, LLC	Limited Liability Company	Delaware	100%
RT BLACKSTOCK COMPLEX, LLC	Limited Liability Company	Delaware	100%
RT BLACKSTOCK ANNEX, LLC	Limited Liability Company	Delaware	100%
RT AVION LLC	Limited Liability Company	Delaware	100%
RT DIAMOND LAKE, LLC	Limited Liability Company	Delaware	100%
RT TRI -VALLEY, LLC	Limited Liability Company	Delaware	100%
RT BELLINGHAM, LLC	Limited Liability Company	Delaware	100%
RT CREST RIDGE, LLC	Limited Liability Company	Delaware	100%
RT WEST POINT JAX, LLC	Limited Liability Company	Delaware	100%
RT DUBLIN PROPERTIES, LLC	Limited Liability Company	Delaware	100%
RT SORRENTO MESA PROPERTIES, LLC	Limited Liability Company	Delaware	100%
RT BURLINGTON, LLC	Limited Liability Company	Delaware	100%
RT PACIFIC BLVD, LLC	Limited Liability Company	Delaware	100%
RT KIMBALL DRIVE, LLC	Limited Liability Company	Delaware	100%
RT MILLERS FERRY ROAD, LLC	Limited Liability Company	Delaware	100%
RT SKY HARBOR, LLC	Limited Liability Company	Delaware	100%

Schedule 5.4-6

RT AURORA COMMERCE C, LLC	Limited Liability Company	Delaware	100%
RT SABAL PAVILION, LLC	Limited Liability Company	Delaware	100%
RT DRALLE ROAD, LLC	Limited Liability Company	Delaware	100%
RT MIDWEST COMMERCE I, LLC	Limited Liability Company	Delaware	100%
RT GATEWAY, LLC	Limited Liability Company	Delaware	100%
RT GATEWAY II, LLC	Limited Liability Company	Delaware	100%
RT EWING, LLC	Limited Liability Company	Delaware	100%
RT MID-ATLANTIC A, LLC	Limited Liability Company	Delaware	100%

Entity	Type of Entity	Jurisdiction	Ownership Percentage
RT ATWATER GP, LLC	Limited Liability Company	Delaware	100%
RT ATWATER , LP	Limited Partnership	Delaware	100%
RT ATWATER HOLDING II, LLC	Limited Liability Company	Delaware	100%
RT ATWATER HOLDING, LLC	Limited Liability Company	Delaware	100%
RT CCC LAS COLINAS, LLC	Limited Liability Company	Delaware	100%
RT WOODS CHAPEL LLC	Limited Liability Company	Delaware	100%
RT AIRTECH, LLC	Limited Liability Company	Delaware	100%
RT BOLINGBROOK, LLC	Limited Liability Company	Delaware	100%
RT LAKESIDE, LLC	Limited Liability Company	Delaware	100%
RT SAUGET MEMBER, LLC	Limited Liability Company	Delaware	100%
RT SAUGET, LLC	Limited Liability Company	Delaware	100%
RT PA PROPERTY HOLDINGS, LLC	Limited Liability Company	Delaware	100%
RT CENTERPOINT BLVD, LP	Limited Partnership	Delaware	100%
RT OAK RIDGE ROAD, LP	Limited Partnership	Delaware	100%
RT CAPITAL ROAD, LP	Limited Partnership	Delaware	100%
RT ALBERIGI DRIVE, LP	Limited Partnership	Delaware	100%

Schedule 5.4-7

RT CELEBRATION, LLC	Limited Liability Company	Delaware	100%
RT KATY, LLC	Limited Liability Company	Delaware	100%
RT NORTHPOINT III, LLC	Limited Liability Company	Delaware	100%
RT GOODYEAR, LLC	Limited Liability Company	Delaware	100%
RT RESEARCH TRIANGLE, LLC	Limited Liability Company	Delaware	100%
RT MIRAMAR I, LLC	Limited Liability Company	Delaware	100%
RT MIRAMAR II, LLC	Limited Liability Company	Delaware	100%
RT COVENTRY, LTD	Private Limited Company	Jersey	100%
HULFISH JERSEY HOLDINGS, LTD	Private Limited Company	Jersey	100%
GPT EUROPEAN FUND OWNER LLC	Limited Liability Company	Delaware	100%
GPT EUROPEAN FUND MANAGER OWNER LLC	Limited Liability Company	Delaware	100%
GPT EUROPEAN FUND CARRY OWNER LLC	Limited Liability Company	Delaware	100%
GPT GRAMERCY EUROPE LIMITED OWNER LLC	Limited Liability Company	Delaware	100%
RT UK HOLDINGS, LLC	Limited Liability Company	Delaware	100%
RT UK, LLC	Limited Liability Company	Delaware	100%
RT PRINCETON UK HOLDINGS, LLC	Limited Liability Company	Delaware	100%
RT PRINCETON CE HOLDINGS, LLC	Limited Liability Company	Delaware	100%
CHAMBERS STREET ACQUISITIONS, LLC	Limited Liability Company	Delaware	100%
HULFISH DEVCO, LLC	Limited Liability Company	Delaware	100%
HULFISH LENDCO, LLC	Limited Liability Company	Delaware	100%
HULFISH MANAGERS, LLC	Limited Liability Company	Delaware	100%
HULFISH OPERATIONS, LLC	Limited Liability Company	Delaware	100%
RT HOLDCO, LLC	Limited Liability Company	Delaware	100%

Schedule 5.4-8

Entity	Type of Entity	Jurisdiction	Ownership Percentage
COLUMBUS MERGER SUB, LLC	Limited Liability Company	Maryland	100%

AFFILIATES OF THE PARENT GUARANTOR

Joint Venture Name	Investment Affiliate	GPT Ownership Entity	% Interest
Morristown Office	GPT P/H Morristown Office Holdings LLC	GPT Morristown Office Member LLC	50.0%
Phillips Building	200 Franklin Trust	GPT Property Trust LP	25.0%
Gramercy Europe	Gramercy Property Europe plc	Gramercy European Fund Owner LLC	19.8%
Duke JV	Duke/Hulfish, LLC	GPT Operating Partnership LP	80.0%
Goodman JV (Jersey)	Goodman Princeton Holdings (Jersey) Limited	RT Princeton UK Holdings, LLC	80.0%
Goodman JV (Lux)	Goodman Princeton Holdings (Lux) S.À R.L.	RT Princeton CE Holdings, LLC	80.0%

DIRECTORS AND SENIOR OFFICERS OF THE OBLIGORS

Parent Guarantor

Trustees:

Charles E. Black (Chairman)

Allan J. Baum

Z. Jamie Behar

Gordon F. DuGan

Thomas D. Eckert

James L. Francis

Gregory F. Hughes

Jeffrey E. Kelter

James M. Orphanides

Louis P. Salvatore

Senior Officers:

Gordon F. DuGan	Chief Executive Officer
Benjamin P. Harris	President
Jon W. Clark	Chief Financial Officer, Chief Accounting Officer and Treasurer
Edward J. Matey Jr.	General Counsel, Executive Vice President and Secretary
Allan B. Rothschild	Managing Director
Peter M. Tubesing	Managing Director
Nicholas L. Pell	Managing Director
Sonya A. Huffman	Managing Director

Schedule 5.4-9

CSP Operating Partnership, LP

All actions taken by the Parent Guarantor, as General Partner.

GPT Property Trust LP

All actions taken by Columbus Merger Sub, LLC, as General Partner.

Senior Officers of Columbus Merger Sub, LLC:

Gordon F. DuGan	Chief Executive Officer
Benjamin P. Harris	President
Jon W. Clark	Chief Financial Officer, Chief Accounting Officer and Treasurer
Edward J. Matey Jr.	General Counsel, Executive Vice President and Secretary
Allan B. Rothschild	Managing Director
Peter M. Tubesing	Managing Director
Nicholas L. Pell	Managing Director
Sonya A. Huffman	Managing Director

AGREEMENTS RESTRICTING DIVIDENDS

1.              The Revolving Credit and Term Loan Agreement.

2.              The Term Loan Facility.

Schedule 5.4-10

SCHEDULE 5.5

FINANCIAL STATEMENTS

1.              The consolidated balance sheet and statements of income, stockholders equity and cash flows of the Parent Guarantor and its Subsidiaries (i) as of and for the fiscal year ended December 31, 2014, reported on by Deloitte & Touche LLP, and (ii) as of and for the fiscal quarter and the portion of the fiscal year ended September 30, 2015, as certified by the chief financial officer of the Parent Guarantor and filed with the Securities and Exchange Commission on November 9, 2015.

2.              The consolidated balance sheet and statements of income, stockholders equity and cash flows of Gramercy and its Subsidiaries (i) as of and for the fiscal year ended December 31, 2014, reported on by Ernst & Young LLP, and (ii) as of and for the fiscal quarter and the portion of the fiscal year ended September 30, 2015, as certified by the chief financial officer of Gramercy and filed with the Securities and Exchange Commission on November 5, 2015.

Schedule 5.5-1

SCHEDULE 5.10

UNENCUMBERED PROPERTIES(1)

Owner	Property Name	Address Line	City	State	Zip
GPT 74TH STREET OWNER LLC	LKQ - Medley	8100-8130 NW 74th Street	Medley	FL	33166
GPT 190th STREET OWNER LLC	Cenveno Corporation	6520 South 190th Street	Kent	WA	98032
GPT 3883 STEVE REYNOLDS BOULEVARD OWNER LLC	Deutz Corporation	3883 Steve Reynolds Boulevard	Norcross	GA	30093
GPT 3950 STEVE REYNOLDS BOULEVARD OWNER LLC	GranQuartz LP	3950 Steve Reynolds Boulevard	Norcross	GA	30093
GPT ALCOA AVENUE OWNER LP	Mikawaya Inc	5563 Alcoa Avenue	Vernon	CA	90058
GPT ARLINGTON HEIGHTS OWNER LLC	Sysco	600-615 East Brook Drive	Arlington Heights	IL	60005
GPT AUSTIN OWNER LLC	Austin - Angelica Corporation	1307 Smith Rd	Austin	TX	78721
GPT B STREET OWNER LLC	Gerdau Ameristeel WC	2306 B Street	Auburn	WA	98001
GPT BELLMAWR OWNER LLC	Bellmawr - Fedex Philly	75 Haag Avenue	Bellmawr	NJ	8031

(1)  The Bank of America Portfolio consists of the properties disclosed as being owned by GPT GIG BOA PORTFOLIO OWNER LLC.

Schedule 5.10-1

Owner	Property Name	Address Line	City	State	Zip
GPT BLOOMINGDALE OWNER LLC	Compass Group USA	171 Covington Drive	Bloomingdale	IL	60108
GPT BOLINGBROOK OWNER LLC	Valid USA	325 Marmon Drive	Bolingbrook	IL	60440
GPT BUFFALO GROVE OWNER LLC	CrossCom National	900 Deerfield Parkway	Buffalo Grove	IL	60089
GPT BURR RIDGE OWNER LLC	Harry Holland & Son	7050 High Grove Boulevard	Burr Ridge	IL	60527
GPT BUSINESS CENTER DRIVE OWNER LLC	LifeTime Fitness	1757 Business Center Drive	Reston	VA	20190
GPT CALABASH BRANCH OWNER LP	Calabash Branch	10267 Beach Drive SW	Calabash	NC	28467
GPT CANTON SUBOWNER LLC	LifeTime Fitness	1700 Haggerty Road North	Canton	MI	48187
GPT CHICAGO DEPOT OWNER LLC	Chicago - 2555 S Blue Island Avenue	2555 South Blue Island Avenue	Chicago	IL	60608
GPT CHICAGO MANNHEIM OWNER LLC	Chicago - 3800 North Mannheim	3800 North Mannheim Rd	Franklin Park	IL	60131
GPT CINNAMINSON OWNER LLC	Domtar	2900 Cindel Drive	Cinnaminson	NJ	08077

Schedule 5.10-2

Owner	Property Name	Address Line	City	State	Zip
GPT DEER PARK TERMINAL OWNER LLC	Deer Park - YRC Terminal	50 Burt Drive	Deer Park	NY	11729
GPT E DEBBIE LANE OWNER LLC	LifeTime Fitness	1551 E. Debbie Lane	Mansfield	TX	76063
GPT EAST BRUNSWICK TERMINAL OWNER LLC	East Brunswick Terminal - Conway	50 Edgeboro Road	East Brunswick	NJ	8816
GPT ELGIN OWNER LLC	Elgin — 195 Corporate Drive	195 Corporate Drive	Elgin	IL	60123
GPT ELK GROVE OWNER LLC	Elk Grove - Lunt Ave.	2401-2501 Lunt Avenue	Elk Grove Village	IL	60007
GPT ELKRIDGE TERMINAL OWNER LLC	Elkridge - New Penn Terminal	6351 South Hanover Road	Elkridge	MD	21075
GPT EMMAUS BRANCH OWNER LP	Emmaus Branch	235 Main Street	Emmaus	PA	18049
GPT FRIDLEY OWNER LLC	BAE Systems, Inc.	4800 East River Road	Fridley	MN	55421
GPT FULTON DRIVE OWNER LP	Pacific Coast Steel Inc.	5160 Fulton Drive	Fairfield	CA	94534
GPT GALESBURG OWNER LLC	Galesburg - 1201 Enterprise Avenue	1201 Enterprise Ave	Galesburg	IL	61401
GPT GARLAND OWNER LLC	Garland - Apex	3000 West Kingsley Road	Garland	TX	75041

Schedule 5.10-3

Owner	Property Name	Address Line	City	State	Zip
GPT GIG BOA PORTFOLIO OWNER LLC	Camelback-Bank Am*	1825 E. Buckeye Road	Phoenix	AZ	85034
GPT GIG BOA PORTFOLIO OWNER LLC	Catalina-Bank Ame*	1825 E. Buckeye Road	Phoenix	AZ	85034
GPT GIG BOA PORTFOLIO OWNER LLC	Maricopa-Bank Ami*	1825 E. Buckeye Road	Phoenix	AZ	85034
GPT GIG BOA PORTFOLIO OWNER LLC	McDowell-Bank Ame*	1825 E. Buckeye Road	Phoenix	AZ	85034
GPT GIG BOA PORTFOLIO OWNER LLC	Mesa Main - Main Building	63 W. Main Street	Mesa	AZ	85201
GPT GIG BOA PORTFOLIO OWNER LLC	South Mountain*	1825 E. Buckeye Road	Phoenix	AZ	85034
GPT GIG BOA PORTFOLIO OWNER LLC	Bixby-Atlantic	3804 Atlantic Avenue	Long Beach	CA	90801
GPT GIG BOA PORTFOLIO OWNER LLC	Coronado Branch	1199 Orange Avenue	Coronado	CA	92118
GPT GIG BOA PORTFOLIO OWNER LLC	East Baskerfield	1201 Baker Street	Bakersfield	CA	93305
GPT GIG BOA PORTFOLIO OWNER LLC	East Compton Brnch	518 S. Long Beach Boulevard	Compton	CA	90221

Schedule 5.10-4

Owner	Property Name	Address Line	City	State	Zip
GPT GIG BOA PORTFOLIO OWNER LLC	El Segundo	835 N. Sepulveda Boulevard	El Segundo	CA	90245
GPT GIG BOA PORTFOLIO OWNER LLC	Escondido Main	220 S. Escondido Blvd.	Escondido	CA	92025
GPT GIG BOA PORTFOLIO OWNER LLC	Fresno Proof/Vault	2111 Tuolumme Street	Fresno	CA	93721
GPT GIG BOA PORTFOLIO OWNER LLC	Gardena Main	1450 W. Redondo Beach Blvd.	Gardena	CA	90247
GPT GIG BOA PORTFOLIO OWNER LLC	Glendale Main	345 N. Brand Blvd.	Glendale	CA	91203
GPT GIG BOA PORTFOLIO OWNER LLC	Inland Empire Cash	1275 S. Dupont Avenue	Ontario	CA	91761
GPT GIG BOA PORTFOLIO OWNER LLC	Irvine Industrial	4101 Mac Arthur Blvd.	Newport Beach	CA	92660
GPT GIG BOA PORTFOLIO OWNER LLC	Lincoln Heights	2400 N. Broadway	Los Angeles	CA	90031
GPT GIG BOA PORTFOLIO OWNER LLC	Lynwood Branch	3505 E. Imperial Highway	Lynwood	CA	90262
GPT GIG BOA PORTFOLIO OWNER LLC	North Hollywood	5025 Lankershim Blvd.	North Hollywood	CA	91601
GPT GIG BOA PORTFOLIO OWNER LLC	North Sacramento	1830 Del Paso Blvd.	Sacramento	CA	95815

Schedule 5.10-5

Owner	Property Name	Address Line	City	State	Zip
GPT GIG BOA PORTFOLIO OWNER LLC	Oak Park Branch	3810 Broadway	Sacramento	CA	95817
GPT GIG BOA PORTFOLIO OWNER LLC	Pico-Vermont Brnch	1232 S. Vermont Blvd.	Los Angeles	CA	90006
GPT GIG BOA PORTFOLIO OWNER LLC	Pomona Main	444 S. Garey Avenue	Pomona	CA	91766
GPT GIG BOA PORTFOLIO OWNER LLC	Riverside Main	3650 14th Street	Riverside	CA	92501
GPT GIG BOA PORTFOLIO OWNER LLC	Salinas Main Brnch	405 Main Street	Salinas	CA	93901
GPT GIG BOA PORTFOLIO OWNER LLC	San Bernadino Main	303 N. D Street	San Bernadino	CA	92401
GPT GIG BOA PORTFOLIO OWNER LLC	Santa Barbara	834 State Street	Santa Barbara	CA	93101
GPT GIG BOA PORTFOLIO OWNER LLC	Santa Maria Branch	300 Town Center East	Santa Maria	CA	93454
GPT GIG BOA PORTFOLIO OWNER LLC	Sepulveda-Devonshr	10300-10306 Sepul Veda Blvd.	Mission Hills	CA	91345
GPT GIG BOA PORTFOLIO OWNER LLC	Stockdale-Main Building	5021 California Avenue	Bakersfield	CA	93309
GPT GIG BOA PORTFOLIO OWNER LLC	Sunnyvale Main	444 S. Mathilda Avenue	Sunnyvale	CA	94086
GPT GIG BOA PORTFOLIO OWNER LLC	Torrance Sartori	1255 Sartori Avenue	Torrance	CA	90501

Schedule 5.10-6

Owner	Property Name	Address Line	City	State	Zip
GPT GIG BOA PORTFOLIO OWNER LLC	Ventura Main Offic	1130 S. Victoria	Ventura	CA	93003
GPT GIG BOA PORTFOLIO OWNER LLC	Willow-Daisy Brnch	600 W. Willow Street	Long Beach	CA	90806
GPT GIG BOA PORTFOLIO OWNER LLC	Century Park	1000 Century Park Road	Tampa	FL	33607
GPT GIG BOA PORTFOLIO OWNER LLC	Gulf to Bay - Main Bldng	1640 Gulf to Bay Blvd.	Clearwater	FL	33755
GPT GIG BOA PORTFOLIO OWNER LLC	Jacksonville #100	9000 Southside Blvd.	Jacksonville	FL	32256
GPT GIG BOA PORTFOLIO OWNER LLC	Jacksonville #200	9000 Southside Blvd.	Jacksonville	FL	32256
GPT GIG BOA PORTFOLIO OWNER LLC	Jacksonville #300	9000 Southside Blvd.	Jacksonville	FL	32256
GPT GIG BOA PORTFOLIO OWNER LLC	Jacksonville #400	9000 Southside Blvd.	Jacksonville	FL	32256
GPT GIG BOA PORTFOLIO OWNER LLC	Jacksonville #500	9000 Southside Blvd.	Jacksonville	FL	32256
GPT GIG BOA PORTFOLIO OWNER LLC	Jacksonville #600	9000 Southside Blvd.	Jacksonville	FL	32256

Schedule 5.10-7

Owner	Property Name	Address Line	City	State	Zip
GPT GIG BOA PORTFOLIO OWNER LLC	Jacksonville #700	9000 Southside Blvd.	Jacksonville	FL	32256
GPT GIG BOA PORTFOLIO OWNER LLC	Jacksonville Daycr	9000 Southside Blvd.	Jacksonville	FL	32256
GPT GIG BOA PORTFOLIO OWNER LLC	Jacksonville Garag	9000 Southside Blvd.	Jacksonville	FL	32256
GPT GIG BOA PORTFOLIO OWNER LLC	Jacksonville Schl	9000 Southside Blvd.	Jacksonville	FL	32256
GPT GIG BOA PORTFOLIO OWNER LLC	North Hialeah-Main Bldng	1 E. 49th Street	Hialeah	FL	33013
GPT GIG BOA PORTFOLIO OWNER LLC	Port Charlotte-Main Bldng	21175 Olean Blvd.	Port Charlotte	FL	33952
GPT GIG BOA PORTFOLIO OWNER LLC	San Jose - Main Building	3535 University Blvd. West	Jacksonville	FL	32217
GPT GIG BOA PORTFOLIO OWNER LLC	South Region TPC	17100 N.W. 59th Avenue	Miami Lakes	FL	33015
GPT GIG BOA PORTFOLIO OWNER LLC	Westshore Mall	100 N. Westshore Blvd.	Tampa	FL	33609
GPT GIG BOA PORTFOLIO OWNER LLC	Bull Street	22 Bull Street	Savannah	GA	31401
GPT GIG BOA PORTFOLIO OWNER LLC	Mission Facility	9500 Mission Road	Overland Park	KS	66206

Schedule 5.10-8

Owner	Property Name	Address Line	City	State	Zip
GPT GIG BOA PORTFOLIO OWNER LLC	Annapolis Church	10 Church Circle	Annapolis	MD	21402
GPT GIG BOA PORTFOLIO OWNER LLC	Highlandtown - BAL	3415-3417 Eastern Avenue	Baltimore	MD	21224
GPT GIG BOA PORTFOLIO OWNER LLC	Richland Faclty-Mn Bldng	112 McClurg Street	Richland	MO	65556
GPT GIG BOA PORTFOLIO OWNER LLC	South Glenstone-Mn Bldng*	2940 S. Glenstone Avenue	Springfield	MO	65804
GPT GIG BOA PORTFOLIO OWNER LLC	West Sunshine-Mn Bldng	710 W. Sunshine Street	Springfield	MO	65807
GPT GIG BOA PORTFOLIO OWNER LLC	Carrollton-Mn Bldng	1101 S. Josey Lane	Carrollton	TX	75006
GPT GIG BOA PORTFOLIO OWNER LLC	Greenspoint	12400 Interstate 45 North	Houston	TX	77060
GPT GIG BOA PORTFOLIO OWNER LLC	Mission - Main Building	1101 N. Conway Avenue	Mission	TX	78572
GPT GIG BOA PORTFOLIO OWNER LLC	Bellingham	112 E. Holly Street	Bellingham	WA	98255
GPT GIG BOA PORTFOLIO OWNER LLC	Spokane Bankcard	1616 S. Rustle Road	Spokane	WA	99224
GPT GREAT VALLEY OWNER LP	Great Valley	175-205 Great Valley Parkway	Malvern	PA	19355

Schedule 5.10-9

Owner	Property Name	Address Line	City	State	Zip
GPT GROVEPORT OWNER LLC	Almo Distributing Pennsylvania, Inc.	6700 Port Road	Groveport	OH	43125
GPT HACKS CROSSING OWNER LLC	Hacks Crossing - Five Below	9105 Hacks Cross Road	Olive Branch	MS	38624
GPT HAMPTON MAIN OWNER LLC	Hampton Main	4301/4400 Hampton Avenue	St. Louis	MO	63109
GPT HARRISBURG OWNER LP	Harrisburg - Allentown Boulevard	8051 Allentown Boulevard	Harrisburg	PA	17112
GPT HIALEAH GARDENS OWNER LLC	Preferred Freezer - Hialeah Gardens	13801 N.W. 112th Avenue	Hialeah Gardens	FL	33018
GPT HOUSTON TERMINAL OWNER LLC	Houston - YRC Truck Terminal	9415 Wallisville Road	Houston	TX	77013
GPT INDUSTRIAL DRIVE OWNER LLC	Ball Metal	6600 North Industrial Drive	Milwaukee	WI	53223
GPT KATRINE OWNER LLC	Valid USA	5300 Katrine Avenue	Downers Grove	IL	60515
GPT KENDALL POINT OWNER LLC	Radiac Abrasives, Inc	101 Kendall Point	Oswego	IL	60543
GPT KENOSHA OWNER LLC	Emerson Electric Co d/b/a Insinkerator	5612 95th Avenue	Kenosha	WI	53144
GPT LEVEE OWNER LLC	Saint Gobain S.A.	507 North Levee Road	Puyallup	WA	98371

Schedule 5.10-10

Owner	Property Name	Address Line	City	State	Zip
GPT LF ML 1 OWNER LLC	LifeTime Fitness	1700 Haggerty Road North	Canton	MI	48187
GPT LF ML 1 OWNER LLC	LifeTime Fitness	3470 Houston Levee Road	Collierville	TN	38139
GPT LF ML 2 OWNER LLC	LifeTime Fitness	6233 Baker Road	Eden Prairie	MN	55344
GPT LF ML 2 OWNER LLC	LifeTime Fitness	10642 South Memorial Drive	Bixby	OK	74133
GPT LF ML 2 OWNER LLC	LifeTime Fitness	5000 East Dry Creek Road	Centennial	CO	80122
GPT MANASSAS WAREHOUSE OWNER LLC	Manassas - Owens Drive	9101 Owens Drive	Manassas	VA	20111
GPT MANASSAS WAREHOUSE OWNER LLC	Manassus - Euclid Avenue	8485 Euclid Avenue	Manassas	VA	20111
GPT MIDWAY OWNER LLC	Pacific Global Logistics, Inc.*	1421 Sunbury Road	Midway	GA	31320
GPT MILFORD OWNER LLC	Milford - Fed Ex	250 Research Drive	Milford	CT	06460
GPT MORELAND AVE OWNER LLC	Atlanta Fedex	2701 Moreland Avenue	Atlanta	GA	30315
GPT MORROW OWNER LLC	Global Stainless Supply, Inc.	1260 Southern Road	Morrow	GA	30260

Schedule 5.10-11

Owner	Property Name	Address Line	City	State	Zip
GPT MORRISTOWN OFFICE OWNER LLC	Morristown Office	21 South Street	Morristown	NJ	7960
GPT NASHVILLE OWNER LLC	Nashville - Nolensville Pike	5880 Nolensville Pike	Nashville	TN	37211
GPT NORTH HOLLYWOOD OWNER LP	Deluxe Digital Media	2130 N. Hollywood Way	Burbank	CA	91505
GPT NW 112 STREET OWNER LLC	International Data Depository	3350 / 3450 NW 112 Street	Miami	FL	33167
GPT OAK CREEK OWNER LLC	United States Postal Service	7620 South 10th Street	Oak Creek	WI	53154
GPT OBETZ OWNER LLC	Nautilus, Inc.	5415 Centerpoint Parkway	Obetz	OH	43125
GPT ORCHARD PARKWAY OWNER LP	Vander-Bend Manufaturing	2701 Orchard Parkway	San Jose	CA	95135
GPT ORLANDO TERMINAL OWNER LLC	Orlando - YRC Truck Terminal	1265 LaQuinta Drive	Orlando	FL	32809
GPT PAGE INDUSTRIAL OWNER LLC	Alpha Packaging	1555 Page Industrial Boulevard	St. Louis	MO	63132
GPT PARSIPPANY OWNER LLC	Solix Inc.	20-30 Lanidex Plaza West	Parsippany	NJ	07054
GPT PERU OWNER LLC	Peru - 20 Unytite Drive	20 Unytite Drive	Peru	IL	61354

Schedule 5.10-12

Owner	Property Name	Address Line	City	State	Zip
GPT PINELLAS PARK OWNER LLC	Davidoff of Geneva, Inc.	3001 Gateway Centre Parkway	Pinellas Park	FL	33782
GPT RIDGEVIEW OWNER LLC	Lewisville	1301 Ridgeview Drive	Lewisville	TX	75057
GPT ROLLING MEADOWS LLC	JC Restoration	3200 Squibb Avenue	Rolling Meadows	IL	60008
GPT ROYAL PINE DRIVE OWNER LLC	LifeTime Fitness	4410 Royal Pine Drive	Colorado Springs	CO	80920
GPT SAN BERNARDINO OWNER LP	Gerdau Reinforcing Steel	5425 North Industrial Parkway	San Bernardino	CA	92407
GPT SANTA CLARA OWNER LP	Enterprise - San Francisco	2750 De La Cruz Boulevard	Sant Clara	CA	95050
GPT SELIG DRIVE OWNER LLC	Selig Drive - Kapstone	655 Selig Drive	Atlanta	GA	30336
GPT SOUTH RIVER OWNER LLC	LKQ - Medley	9800 NW South River Drive	Medley	FL	33166
GPT SUSSEX OWNER LLC	Quad Graphic Inc.	N53 W24700 Corporate Circle	Sussex	WI	53089
GPT SWEDESBORO FACILITY OWNER LLC	Swedesboro - Albert’s Organic	1155 Commerce Boulevard	Swedesboro	NJ	8085

Schedule 5.10-13

Owner	Property Name	Address Line	City	State	Zip
GPT TAMPA ACLINE OWNER LLC	Tampa - Acline Boulevard	4506 East Acline Boulevard	Tampa	FL	33605
GPT TRANSPORT OWNER LLC	Kratos Defense	8601 Transport Drive	Orlando	FL	32832
GPT TRANSPORT OWNER II LLC	Magical Cruise Capital	8633 Transport Drive	Orlando	FL	32832
GPT VERNON OWNER LP	Vernon - 5764 Alcoa Avenue	5764 Alcoa Ave and 3311 Slauson Ave	Vernon	CA	90058
GPT WESTLAKE OWNER LP	BOA Westlake	31303 Agoura Road	Westlake Village	CA	91361
GPT WORCESTER OWNER LLC	Polar Corp.	1075 Southbridge Street	Auburn	MA	01610
RT KEARNY MESA LLC	REMEC Corporate Campus 1-4	9404 Chesapeake Drive	San Diego	CA	92123
RT TEXAS INDUSTRIAL, LLC	660 North Dorothy	660 North Dorothy	Dallas	TX	75081
RT TEXAS INDUSTRIAL, LLC	505 Century	505 Century Parkway	Dallas	TX	75013
RT TEXAS INDUSTRIAL, LLC	631 International Parkway	631 International Parkway	Dallas	TX	75081

Schedule 5.10-14

Owner	Property Name	Address Line	City	State	Zip
RT FAIRFOREST BUILDING 7, LLC	Fairforest Building 7	294 John Martin Road	Spartanburg	SC	29303
RT HJ PARK BUILDING, LLC	HJ Park Building 1	1 Austrian Way	Spartanburg	SC	29303
RT NORTH RHETT III, LLC	North Rhett III	255 Eagle Drive	Charleston	SC	29445
RT NORTH RHETT LAND, LLC	Unimproved Land	Eagle Drive	Charleston	SC	29445
RT JEDBURG COMMERCE PARK, LLC	Jedburg Commerce Park	1090 Newton Way	Charleston	SC	29483
RT KINGS MOUNTAIN III, LLC	Kings Mountain III	120 Woodlake Parkway	Charlotte	NC	28086
RT KINGS MOUNTAIN LAND, LLC	Unimproved Land	Woodlake Parkway	Charlotte	NC	28086
RT ENCLAVE, LLC	Enclave on the Lake	1255 Enclave Parkway	Houston	TX	77077
RT FAIRFOREST BUILDING 1, LLC	Fairforest Building 1	404 Centura Court	Spartanburg	SC	29303
RT FAIRFOREST BUILDING 2, LLC	Fairforest Building 2	405 Centura Court	Spartanburg	SC	29303
RT FAIRFOREST BUILDING 3, LLC	Fairforest Building 3	320 John Martin Road	Spartanburg	SC	29303
RT FAIRFOREST BUILDING 4, LLC	Fairforest Building 4	310 John Martin Road	Spartanburg	SC	29303
RT FARIFOREST LAND, LLC	Unimproved Land	John Martin Road	Spartanburg	SC	29303

Schedule 5.10-15

Owner	Property Name	Address Line	City	State	Zip
RT HIGHWAY 290 BUILDING 1, LLC	Highway 290 Commerce Park Building 1	201 Commerce Court	Spartanburg	SC	29334
RT HIGHWAY 290 BUILDING 2, LLC	Highway 290 Commerce Park Building 2	215 Commerce Court	Duncan	SC	29334
RT HIGHWAY 290 BUILDING 5, LLC	Highway 290 Commerce Park Building 5	240 Commerce Court	Spartanburg	SC	29334
RT HIGHWAY 290 BUILDING 6, LLC	Highway 290 Commerce Park Building 6	230 Commerce Court	Duncan	SC	29334
RT HIGHWAY 290 BUILDING 7, LLC	Highway 290 Commerce Park Building 7	1825 E. Main Street	Spartanburg	SC	29334
RT ORCHARD BUSINESS PARK 2, LLC	Orchard Business Park 2	4241 Orchard Park Blvd.	Spartanburg	SC	29303
RT GREENVILLE/SPARTANBURG PARK BUILDING, LLC	Greenville/Spartanburg Industrial Park	115 USAC Drive	Spartanburg	SC	29303
RT BLACKSTOCK COMPLEX, LLC	Community Cash 1,2,4,5	3001 N. Blackstock Road	Spartanburg	SC	29303
RT BLACKSTOCK ANNEX, LLC	Community Cash 3	117 Littlejohn Street	Spartanburg	SC	29303
RT AVION LLC	Avion Midrise III&IV	14550 Avion Parkway	Chantilly	VA	20151

Schedule 5.10-16

Owner	Property Name	Address Line	City	State	Zip
RT DIAMOND LAKE, LLC	13201 Wifred Lane	13201 Wilfred Lane- Store #43	Minneapolis	MN	55374
RT TRI -VALLEY, LLC	3011,3055 & 3077 Comcast Place	3011-3055-3077 Comcast Pl	Oakland	CA	94551
RT BELLINGHAM, LLC	140 Depot Street	140 Depot Street - Best Buy	Boston	MA	02019
RT CREST RIDGE, LLC	Crest Ridge Corporate Center I	11055 Wayzata Blvd	Hopkins	MN	55305
RT WEST POINT JAX, LLC	West Point Trade Center	2300 Pickettville Rd	Jacksonville	FL	32220
RT DUBLIN PROPERTIES, LLC	5160 Hacienda Drive	5160 Hacienda Drive	East Bay	CA	94568
RT SORRENTO MESA PROPERTIES, LLC	10450 Pacific Center Court	10450 Pacific Center Court	San Diego	CA	92121
RT BURLINGTON, LLC	One Wayside Road	1 Wayside Road	Boston	MA	01803
RT PACIFIC BLVD, LLC	Pacific Corporate Park	22110-22270 Pacific Boulevard	Sterling	VA	20166

Schedule 5.10-17

Owner	Property Name	Address Line	City	State	Zip
RT KIMBALL DRIVE, LLC	100 Kimball Drive	100 Kimball Drive	Northern	NJ	07054
RT MILLERS FERRY ROAD, LLC	Millers Ferry Road	500 South Millers Ferry Road	Dallas	TX	75141
RT SKY HARBOR, LLC	Sky Harbor Operations Center (1)	1820 E Sky Harbor Circle South	Phoenix	AZ	85034
RT AURORA COMMERCE C, LLC	Aurora Commerce Center Bldg. C	22100 E 26th Avenue	Denver	CO	80019
RT SABAL PAVILION, LLC	Sabal Pavilion	3620 Queen Palm Drive	Tampa	FL	33619
RT DRALLE ROAD, LLC	2400 Dralle Road	2400 Dralle Road	Chicago	IL	60484
RT MIDWEST COMMERCE I, LLC	Midwest Commerce Center I	17150 Mercury Street	Kansas City	KS	66031
RT GATEWAY, LLC	Gateway at Riverside	4608 Appliance Drive	Baltimore	MD	21017
RT GATEWAY II, LLC	Gateway at Riverside	4606 Appliance Drive	Baltimore	MD	21017
RT EWING, LLC	701 & 801 Charles Ewing Blvd.	701 & 801 Charles Ewing Blvd	Princeton	NJ	08628
RT MID-ATLANTIC A, LLC	Mid-Atlantic Distribution Center Bldg. A	511 Chelsea Road	Baltimore	MD	21001

Schedule 5.10-18

Owner	Property Name	Address Line	City	State	Zip
RT ATWATER HOLDING, LLC	1400 Atwater Drive	1400 Atwater Drive	Philadelphia	PA	19355
RT CCC LAS COLINAS, LLC	Carpenter Corporate Center I & II	2101 / 2001 West John Carpenter Freeway	Dallas	TX	75063
RT WOODS CHAPEL LLC	1200 Woods Chapel Road	1200 Woods Chapel Road	Spartanburg	SC	29334
RT AIRTECH, LLC	445 Airtech Parkway	445 Airtech Parkway	Indianapolis	IN	46231
RT BOLINGBROOK, LLC	Bolingbrook Point III	530 W North Frontage Road	Chicago	IL	60440
RT LAKESIDE, LLC	Lakeside Office Center	2850 Lake Vista Drive	Dallas	TX	75067
RT SAUGET LLC	1659 Sauget Business Blvd	1659 Sauget Business Blvd.	East Saint Louis	IL	62206
RT CENTERPOINT BLVD, LP	325 Centerpoint Blvd	325 Centerpoint Blvd,	Pittston / Wilkes-Barre	PA	18640
RT OAK RIDGE ROAD, LP	550 Oak Ridge Blvd	550 Oak Ridge Road	Hazelton	PA	18202
RT CAPITAL ROAD, LP	125 Capital Rd	125 Capital Road	Pittston / Wilkes-Barre	PA	18640

Schedule 5.10-19

Owner	Property Name	Address Line	City	State	Zip
RT ALBERIGI DRIVE, LP	14-46 Alberigi Drive	14-46 Alberigi Drive	Jessup / Scranton	PA	18434
RT CELEBRATION, LLC	Celebration Office Center III	1390 Celebration Blvd.	Celebration	FL	34747
RT KATY, LLC	22535 Colonial Pkwy	1400 Ravello Drive	Houston	TX	77449
RT NORTHPOINT III, LLC	Northpoint III	3300 Exchange Place	Lake Mary	FL	32746
RT GOODYEAR, LLC	Goodyear Crossing II	16920 W. Commerce Drive	Goodyear	AZ	85338
RT RESEARCH TRIANGLE, LLC	3900 North Paramount Parkway	3900 N. Paramount Parkway	Raleigh	NC	27560
RT RESEARCH TRIANGLE, LLC	3900 South Paramount Parkway	3900 S. Paramount Parkway	Raleigh	NC	27560
RT RESEARCH TRIANGLE, LLC	1400 Perimeter Drive	1400 Perimeter Park Drive	Raleigh	NC	27560
RT MIRAMAR I, LLC	Miramar I	2300 SW 145th Ave	Miramar	FL	33027
RT MIRAMAR II, LLC	Miramar II	2200 SW 145th Ave.	Miramar	FL	33027
602 CENTRAL BOULEVARD	602 Central Boulevard	602 Central Blvd	England	UK

Schedule 5.10-20

Owner	Property Name	Address Line	City	State	Zip
DUKE/HULFISH, LLC	Buckeye Logistics	6835 West Buckeye Road	Phoenix	AZ	85043
DUKE/HULFISH, LLC	Allpoints at Anson	4237-4255 Anson Blvd.	Whitestown	IN	46075
DUKE/HULFISH, LLC	12200 Presidents Court	12200 President’s Court	Jacksonville	FL	32219
DUKE/HULFISH, LLC	201 Sunridge Blvd	201 Sunridge Blvd.	Wilmer	TX	75172
DUKE/HULFISH, LLC	Aspen Corporate Center 500	455 Duke Drive	Franklin	TN	37067
DUKE/HULFISH, LLC	125 Enterprise Parkway	125 Enterprise Parkway	West Jefferson	OH	43162
DUKE/HULFISH, LLC	AllPoints Midwest	1750 AllPoints Parkway	Avon	IN	46123
GOODMAN PRINCETON HOLDINGS (JERSEY) LIMITED	Amber Park Industrial	1 High View Road	South Normanton	UK
GOODMAN PRINCETON HOLDINGS (JERSEY) LIMITED	Brackmills Industrial Estate	Salthouse Road	Northampton	UK
GOODMAN PRINCETON HOLDINGS (JERSEY) LIMITED	Valley Park Unit D	Unit D, Cosford Lane	Rugby	UK
GOODMAN PRINCETON HOLDINGS (LUX) S.À R.L.	Duren	Henry-Ford Strasse 3	Rhine-Ruhr	Germany
GOODMAN PRINCETON HOLDINGS (LUX) S.À R.L.	Schonberg	Sabower Hohe 14	Hamburg	Germany

Schedule 5.10-21

Owner	Property Name	Address Line	City	State	Zip
GOODMAN PRINCETON HOLDINGS (LUX) S.À R.L.	Langenbach	Am Logistik Park 1	Munich	Germany

* Eligible Ground Lease

Schedule 5.10-22

SCHEDULE 5.15

EXISTING INDEBTEDNESS

INDEBTEDNESS OF THE PARENT GUARANTOR AND ITS SUBSIDIARIES

Form of Indebtedness	Obligor(s)	Guarantor(s)	Obligee(s)	$ (millions) Available/Outstanding		Liens

Revolving Credit and Term Loan Agreement	The Issuers	The Parent Guarantor	Various Banks	1,900.0 / 1,372.0		No

Term Loan Facility	The Issuers	The Parent Guarantor	Various Banks	175.0 / 175.0		No

Convertible Debt	Gramercy Property Trust	Columbus Merger Sub, LLC	Various	115.0 / 115.0		No

Various Mortgages	Various Subsidiaries	N/A	Various	930.85 / 930.85	(2)	Yes(3)
			Total	3,120.85/ 2,592.85

FUTURE LIENS NOT PERMITTED BY THIS AGREEMENT

None.

(2)  Rounded for each of disclosure.  Actual available/outstanding amounts are both $930,852,775.

(3)  Mortgages on related property.

Schedule 5.15-1

AGREEMENTS RESTRICTING THE INCURRENCE OF INDEBTEDNESS

1.              The Revolving Credit and Term Loan Agreement.

2.              The Term Loan Facility.

Schedule 5.15-2

SCHEDULE 9.7

[FORM OF SUBSIDIARY GUARANTOR OPINION]

Schedule 9.7-1

SCHEDULE 10.9

RESTRICTIVE AGREEMENTS

None.

Schedule 10.9-1

SCHEDULE CDOS

CDO SUBSIDIARIES

GKK Manager LLC, a Delaware Limited Liability Company, Gramercy Investment Trust, a Maryland Real Estate Investment Trust, and Gramercy Investment Trust II, a Maryland Real Estate Investment Trust, together with any direct or indirect subsidiaries thereof, including without limitation, Gramercy Real Estate CDO 2005-1 LTD, a Cayman Islands exempt entity, Gramercy Real Estate CDO 2006-1 LTD, a Cayman Islands exempt entity, and Gramercy Real Estate CDO 2007-1 LTD, a Cayman Islands exempt entity.

Schedule CDOS-1

SCHEDULE EGL

ELIGIBLE GROUND LEASES

Lessor	Property Name	Address Line	City	State	Zip	Lease Type	Portion of Property Ground Leased
GPT GIG BOA PORTFOLIO OWNER LLC	Camelback-Bank Am	1825 E. Buckeye Road	Phoenix	AZ	85034	Ground Lease - Full Site	Entire Property Ground Leased Lot 1 & Lot 2
GPT GIG BOA PORTFOLIO OWNER LLC	Catalina-Bank Ame	1825 E. Buckeye Road	Phoenix	AZ	85034	Ground Lease - Full Site	Entire Property Ground Leased from City of Phoenix Lot 1 & Lot 2
GPT GIG BOA PORTFOLIO OWNER LLC	Maricopa-Bank Ami	1825 E. Buckeye Road	Phoenix	AZ	85034	Ground Lease - Full Site	Entire Property Ground Leased from City of Phoenix Lot 1 & Lot 2

Schedule EGL-1

Lessor	Property Name	Address Line	City	State	Zip	Lease Type	Portion of Property Ground Leased
GPT GIG BOA PORTFOLIO OWNER LLC	McDowell-Bank Ame	1825 E. Buckeye Road	Phoenix	AZ	85034	Ground Lease - Full Site	Entire Property Ground Leased from City of Phoenix Lot 1 & Lot 2
GPT GIG BOA PORTFOLIO OWNER LLC	South Mountain	1825 E. Buckeye Road	Phoenix	AZ	85034	Ground Lease - Full Site	Entire Property Ground Leased from City of Phoenix Lot 1 & Lot 2
GPT GIG BOA PORTFOLIO OWNER LLC	South Glenstone-Mn Bldng*	2940 S. Glenstone Ave	Springfield	MO	65804	Ground Lease - Parking	Entire Property Ground Leased Lot 2, Lot 3, Lot 4 & Lot 5
GPT MIDWAY OWNER LLC	Pacific Global Logistics, Inc.	1421 Sunbury Road	Midway	GA	31320	Ground Lease	Property Ground Leased from Liberty County Industrial Authority

Schedule EGL-2

Lessor	Property Name	Address Line	City	State	Zip	Lease Type	Portion of Property Ground Leased
RT SKY HARBOR, LLC	Sky Harbor Operations	1820 E Sky Harbor	Phoenix	AZ	85034	Ground Lease	Entire Property Ground Leased from the Aviation Department of the City of Phoenix

Schedule EGL-3

SCHEDULE ES

EXCLUDED SUBSIDIARIES

Entity	Type of Entity	Jurisdiction

First States Investors 5000A, LLC	Limited Liability Company	Delaware
First States Management Corp., LP	Limited Partnership	Delaware
GKK Stars Management GP LLC	Limited Liability Company	Delaware
GPT Management Co. LLC	Limited Liability Company	Delaware
GKK Realty Advisors LLC	Limited Liability Company	Delaware
GKK Trading Corp.	Corporation	Delaware
GPT 28th Aurora Avenue Owner LLC	Limited Liability Company	Delaware
GPT Allentown Owner LP	Limited Partnership	Delaware
GPT Allentown Owner GP LLC	Limited Liability Company	Delaware
GPT Ames Owner LLC	Limited Liability Company	Delaware
GPT Arrowood Owner GP LLC	Limited Liability Company	Delaware
GPT Arrowood Owner LP	Limited Partnership	Delaware
GPT Blue Grass Road Owner LP	Limited Partnership	Delaware
GPT Blue Grass Road Owner GP LLC	Limited Liability Company	Delaware
GPT BOA Defeasance Pool Owner LLC	Limited Liability Company	Delaware
GPT Buford Owner LLC	Limited Liability Company	Delaware
GPT Columbia Road Owner LLC	Limited Liability Company	Delaware
GPT Connection Drive Owner LLC	Limited Liability Company	Delaware
GPT Corporate Drive-Dixon Owner LLC	Limited Liability Company	Delaware
GPT Des Plaines Owner LLC	Limited Liability Company	Delaware
GPT Doolittle Drive Owner LP	Limited Partnership	Delaware
GPT Doolittle Drive Owner GP LLC	Limited Liability Company	Delaware
GPT GIG BOA Defeasance Pool Holdings LLC	Limited Liability Company	Delaware
GPT Glenville Drive Owner LLC	Limited Liability Company	Delaware
GPT Greenwood Owner LLC	Limited Liability Company	Delaware
GPT Hutchins Owner LLC	Limited Liability Company	Delaware
GPT Lawrence Owner LLC	Limited Liability Company	Delaware
GPT Maple Avenue Owner GP LLC	Limited Liability Company	Delaware
GPT Maple Avenue Owner LP	Limited Partnership	Delaware
GPT Mt. Comfort Owner LLC	Limited Liability Company	Delaware
GPT Plymouth Meeting Owner GP LLC	Limited Liability Company	Delaware
GPT Plymouth Meeting Owner LP	Limited Partnership	Delaware
GPT Realty Management LP	Limited Partnership	Delaware
GPT Realty Management GP LLC	Limited Liability Company	Delaware
GPT Sheila Street Owner GP LLC	Limited Liability Company	Delaware
GPT Sheila Street Owner LP	Limited Partnership	Delaware
GPT SW 80th Street Owner LLC	Limited Liability Company	Delaware

Schedule ES-1

Entity	Type of Entity	Jurisdiction
GPT Sylvan Way Owner LLC	Limited Liability Company	Delaware
GPT Trading Corp.	Corporation	Delaware
GPT Vickery Drive Owner LLC	Limited Liability Company	Delaware
GPT Waco Owner LLC	Limited Liability Company	Delaware
GPT Wilson Owner LP	Limited Partnership	Delaware
GPT Wilson Owner GP LLC	Limited Liability Company	Delaware
GPT Yuma Owner LLC	Limited Liability Company	Delaware
Gramercy Europe Limited	Private Limited Company	England and Wales
RT Woodcliff Lake, LLC	Limited Liability Company	Delaware
RT Parkway, LLC	Limited Liability Company	Delaware
RT Point West I, LLC	Limited Liability Company	Delaware
RT Parkcenter Circle, LLC	Limited Liability Company	Delaware
RT Easton III, LLC	Limited Liability Company	Delaware
RT Landings I, LLC	Limited Liability Company	Delaware
RT Landings II, LLC	Limited Liability Company	Delaware
RT McAuley Place, LLC	Limited Liability Company	Delaware
RT Norman Pointe I, LLC	Limited Liability Company	Delaware
RT Norman Pointe II, LLC	Limited Liability Company	Delaware
RT Fairforest Building 5, LLC	Limited Liability Company	Delaware
RT Fairforest Building 6, LLC	Limited Liability Company	Delaware
RT North Rhett I, LLC	Limited Liability Company	Delaware
RT North Rhett II, LLC	Limited Liability Company	Delaware
RT North Rhett IV, LLC	Limited Liability Company	Delaware
RT Mount Holly Building, LLC	Limited Liability Company	Delaware
RT Orangeburg Park Building, LLC	Limited Liability Company	Delaware
RT Kings Mountain I, LLC	Limited Liability Company	Delaware
RT Kings Mountain II, LLC	Limited Liability Company	Delaware
RT Union Cross I, LLC	Limited Liability Company	Delaware
RT Union Cross II, LLC	Limited Liability Company	Delaware
RT Gold Spike Drive, LLC	Limited Liability Company	Delaware
RT Hebron, LLC	Limited Liability Company	Delaware
RT Elkton, LLC	Limited Liability Company	Delaware
RT Tolleson Commerce Park II, LLC	Limited Liability Company	Delaware
RT Diamond Lake II, LLC	Limited Liability Company	Delaware
RT Rocket Road, LLC	Limited Liability Company	Delaware
RT 70 Hudson LLC	Limited Liability Company	Delaware
RT 90 Hudson LLC	Limited Liability Company	Delaware
Gramercy Investment Trust	REIT	Maryland
Gramercy Investment Trust II	REIT	Maryland
Gramercy Real Estate CDO 2005-1 LTD	Limited Company	Cayman Islands
Gramercy Real Estate CDO 2006-1 LTD	Limited Company	Cayman Islands
Gramercy Real Estate CDO 2007-1 LTD	Limited Company	Cayman Islands
GKK Liquidity LLC	Limited Liability Company	Delaware

Schedule ES-2

Entity	Type of Entity	Jurisdiction
Gramercy Loan Services LLC	Limited Liability Company	Delaware
CIT Trading Corp	REIT	Delaware
Gramercy Warehouse Funding I LLC	Limited Liability Company	Delaware
Gramercy Warehouse Funding II LLC	Limited Liability Company	Delaware
Gramercy Warehouse Funding III LLC	Limited Liability Company	Delaware
Gramercy Warehouse Funding IV LLC	Limited Liability Company	Delaware
Gramercy Warehouse Funding V LLC	Limited Liability Company	Delaware
Gramercy Investment QRS Corp.	REIT	Delaware
Gramercy Investment QRS II Corp.	REIT	Delaware
Gramercy Real Estate CDO 2005-1 LLC	Limited Liability Company	Delaware
Gramercy Real Estate CDO 2006-1 LLC	Limited Liability Company	Delaware
GKK DC Lender LLC	Limited Liability Company	Delaware
GKK Securities Holding LLC	Limited Liability Company	Delaware
GSMS 2007-GKK1 LLC	Limited Liability Company	Delaware
Gramercy Investment QRS S1 Corp.	REIT	Delaware
Gramercy Real Estate CDO 2007-1 LLC	Limited Liability Company	Delaware
GPT Glenville Drive Sublease Owner LLC	Limited Liability Company	Delaware
RT 70 Hudson Holdings, LLC	Limited Liability Company	Delaware
RT 70 Hudson Urban Renewal, LLC	Limited Liability Company	Delaware
RT 90 Hudson Urban Renewal, LLC	Limited Liability Company	Delaware

Schedule ES-3

SCHEDULE SJV

SPECIFIED JOINT VENTURES

Entity	Type of Entity	Jurisdiction
200 Franklin Trust	Statutory Trust	Delaware
GPT P/H Morristown Office Holdings LLC	Limited Liability Company	Delaware
Gramercy Property Europe plc	Private Limited Company	Jersey (UK Crown Dependency)
Duke/Hulfish, LLC	Limited Liability Company	Delaware
Goodman Princeton Holdings (Jersey) Limited	Private Limited Company	Jersey (UK Crown Dependency)
Goodman Princeton Holding s(Lux) S.Á.R.L.	Société Á Responsabilité Limitée (Limited Liability Company)	Luxembourg

Schedule SJV-1